This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                ==============================================

                COMPLETE APPRAISAL
                OF REAL PROPERTY

                Arboretum VI and VII
                9011 and 9211 Arboretum Parkway
                Chesterfield County, Virginia

                ==============================================

                IN A SELF CONTAINED REPORT
                As Of July 1, 1997

                Prepared For:

                Goldman Sachs Mortgage Company
                85 Broad Street
                New York, New York 10004

                Prepared By:

                Cushman & Wakefield of Washington, D.C., Inc.
                Valuation Advisory Services
                1875 Eye Street, NW
                Suite 700
                Washington, D.C. 20006

Cushman & Wakefield of Washington, D.C., Inc.
1875 Eye Street, N.W., Suite 700
Washington, D.C. 20006
(202) 467-0600
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY

July 1, 1997

Mr. Sheridan Schechner
Managing Partner
Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004

RE: Complete Appraisal of Real Property
    Arboretum VI and VII
    Chesterfield County, Virginia

Dear Mr. Schechner:

      In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield, Inc. is pleased to transmit our self-contained appraisal report estimating the prospective market value of the leased fee estate in the above referenced properties. This appraisal report has been prepared in accordance with our interpretation of your institution's guidelines, the regulations of OCC and the Uniform Standards of Professional Appraisal Practice, including the Competency Provision and The Financial Institutions Reform, Recovery and Enforcement Act (FIRREA) and the guidelines of federal regulatory agencies.

      The value opinions reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We particularly call to your attention those unusual limiting conditions dealing with the following:

      1. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 15, 1997, and the prospective date of value.

      This report was prepared for Goldman Sachs Mortgage Company and is intended only for its specified use. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield, Inc. of Washington, D.C.

      The property was inspected and the report prepared by Kelly J. Small. Donald R. Morris, MAI reviewed the report and concurred with the conclusions herein.

      The subject property consists of two office buildings located within the Arboretum Office Park In Chesterfield County, Virginia, and more fully described within the body of this report. Individual cash flow projections were prepared for each property leading to a conclusion of value on a building by building basis.

Mr. Sheridan Schechner                                                    Page 2
Goldman Sacks Mortgage Company

      Based on our complete appraisal, as defined by the Uniform Standards of Professional Appraisal Practice, we have formed an opinion that the prospective market values of the leased fee estate in the referenced properties, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 1, 1997, will be:

              ============================================
              Property                        Market Value
              ============================================
              Arboretum VI                     $7,000,000
              Arboretum VII                    $2,000,000
              ============================================

      This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF WASHINGTON, D.C. INC.


/s/ Kelly J. Small
Kelly J. Small
Appraiser
Washington D.C. Valuation Advisory Services


/s/ Donald R. Morris, MAI
Donald R. Morris, MAI
Manager, Director
Washington D.C. Valuation Advisory Services
Virginia General Real Property Appraiser No. 4001-002465

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name-               Arboretum VI and VII
                             Arboretum Office Park

Location:                    Arboretum Parkway, Chesterfield County, Virginia
                             Arboretum VI            9011 Arboretum Parkway
                             Arboretum VII           9211 Arboretum Parkway

General Overview:            The appraised properties consist of two office
                             buildings built in 1991 and containing 73,195
                             (Arboretum VI) and 30,791 square feet (Arboretum
                             VII). Occupancies are 92 and 96 percent, respectively.

Interest Appraised:          Leased fee estate

Date of Value:               July 1, 1997

Date of Inspection:          June 15, 1997

Ownership:                   Various entities related to RF&P; see Introduction
                             section for detailed listing

Highest and Best Use:        Office buildings, as market conditions permit

Marketing Time:              12 months

Value Indicators             See the table on the following table

================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

================================================================================================
                                               Arboretum VI                Arboretum VII
Building Type                                 Class A Office               Class B Office
================================================================================================
Size (SF)                                                 73,195                        30,791
Sales Comparison Approach                $6,600,000 - $7,000,000       $2,000,000 - $2,300,000
per SF                                           $90.00 - $95.00               $65.00 - $75.00
Income Capitalization Approach
Estimated Market Rental Rate:                             $16.50                        $13.00
Stabilized Vacancy Rate:                                       5%                            5%
Blended Vacancy Between Tenants                         3 months                      3 months
Free Rent:                                                     0                             0
Probability of Renewal:                                       70%                           70%
Tenant Improvement Allowance
   New Tenants                                             $8.00                         $6.00
   Renewal Tenants                                         $4.00                         $3.00
Estimated Market Rental Growth Rate                          3.5%                          3.5%
Estimated Expense Growth Rate:                               3.5%                          3.5%
Estimated Real Estate Tax Growth Rate:                       3.5%                          3.5%
Reversion Year Capitalization Rate                          10.5%                         10.5%
Transaction Costs in Reversion Sale:                         3.0%                          3.0%
Discount Rate:                                              12.0%                         12.0%
Indicated Value:                                      $7,000,000                    $2,000,000

Value Conclusion:                                     $7,000,000                    $2,000,000
Value Per Square Foot:                                    $95.63                        $64.95
Implicit Capitalization Rate:                               10.0%                          9.4%
================================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary of Salient Facts And Conclusions
================================================================================

Special Assumptions Affecting Valuation:

1. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 15, 1997, and the prospective date of value.

2. Please refer to the complete list of assumptions and limiting conditions included at the end of this report.

Job No. 97-0128

================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 Photographs of Subject Property
================================================================================

                                [GRAPHIC OMITTED]

                                  Arboretum VI


                                [GRAPHIC OMITTED]

                                  Arboretum VII

================================================================================

                                                             CUSHMAN &
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                                                     VALUATION ADVISORY SERVICES
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

                                                 Photographs of Subject Property
================================================================================

                                [GRAPHIC OMITTED]

                                  Interior View


                                [GRAPHIC OMITTED]

                                  Interior View

================================================================================

                                                             CUSHMAN &
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                                                     VALUATION ADVISORY SERVICES
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

                                                 Photographs of Subject Property
================================================================================

                                [GRAPHIC OMITTED]

                      Looking East Along Arboretum Parkway


                                [GRAPHIC OMITTED]

                      Looking West Along Arboretum Parkway

================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               TABLE OF CONTENTS
================================================================================

                                                                            Page

INTRODUCTION ...............................................................   1
  Identification of Property ...............................................   1
  Property Ownership and
  Recent History ...........................................................   1
  Purpose and Function of Appraisal ........................................   1
  Extent of the Office Appraisal Process ...................................   1
  Date of Value and Property Inspection ....................................   2
  Property Rights Appraised ................................................   2
  Definitions of Value, Interest Appraised, and Other Pertinent Terms ......   2
  Exposure Time ............................................................   2
  Marketing Time ...........................................................   3
  Legal Description ........................................................   4

REGIONAL ANALYSIS ..........................................................   5

INDUSTRIAL MARKET ANALYSIS .................................................  14

PROPERTY DESCRIPTION .......................................................  23
  Site Description .........................................................  23
  Improvements Description .................................................  24

REAL ESTATE TAXES AND ASSESSMENTS ..........................................  28

ZONING .....................................................................  29

HIGHEST AND BEST USE .......................................................  31

VALUATION PROCESS ..........................................................  33

SALES COMPARISON APPROACH ..................................................  35

INCOME CAPITALIZATION APPROACH .............................................  41

RECONCILIATION AND FINAL VALUE ESTIMATE ....................................  60

ASSUMPTIONS AND LIMITING CONDITIONS ........................................  62

CERTIFICATION OF APPRAISAL .................................................  64

ADDENDA ....................................................................  65

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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

                                                                    INTRODUCTION
================================================================================

Identification of Property

      The subject property is comprised of two office buildings (Arboretum VI and VII) containing 73,195 and 30,791 square feet of net rentable area (NRA), respectively. The buildings are located in the Arboretum Office Park, situated at the southwest corner of the intersection of Midlothian Turnpike (Route 60) and the Powhite Parkway (Route 76), just south of the City of Richmond in Chesterfield County, Virginia. The individual buildings which comprise the subject property are presented in the following table.

================================================================================
                            Subject Property Summary
================================================================================
                                      Building    No.   Building Size  Land Area
  Building             Address          Type    Stories   (SF/NRA)       (Acres)
    Name
================================================================================
Arboretum VI   9011 Arboretum Parkway  Class A      3       73,195         7.74
Arboretum VII  9211 Arboretum Parkway  Class B      1       30,791         4.21
================================================================================

Property Ownership and Recent History

      Title to the properties is vested in RF&P Land II Corporation and were acquired from Southgate Associates (Childress Klein) in June 1996 for a purchase price of $9,067,500 ($87.20 per square foot).

      There have been no other transfers during the last three years. It is our understanding that these properties, along with a much larger portfolio, are being transferred for securitization purposes. We were not provided with any details of this pending transaction.

Purpose and Function of Appraisal

      The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the subject property. The function of this report is to assist Goldman Sacks Mortgage Company, its affiliates, rating agencies and designees of Goldman Sacks Mortgage Company, in connection with asset acquisition and loan securitization.

Extent of the Office Appraisal Process

      In the process of preparing this appraisal, we;

      o Inspected the exterior of the building, site improvements, and a representative sample of tenant spaces with property management;

      o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers;

      o Reviewed the leasing policy, tenant build-out allowances, and history of recent rental rates and occupancy with management and leasing agent;

================================================================================


                                      -1-
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                                                                    Introduction
================================================================================

      o Reviewed a history of the income and expenses for 1994-1996, and a budget forecast for 1997;

      o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base; and,

      o Prepared the Sales Comparison and Income Capitalization Approaches to value.

Date of Value and Property Inspection

      The date of value is July 1, 1997, with the date of inspection being June 15, 1997.

Property Rights Appraised

      Leased fee estate.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

      The definition of market value, taken from the Uniform Standards of Professional Appraisal Practice, 1995 Edition, published by The Appraisal Foundation, is as follows:

      The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

      1.    Buyer and seller are typically motivated;

      2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

      3.    A reasonable time is allowed for exposure in the open market;

      4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

      5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

      Exposure Time

      Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

================================================================================


                                      -2-
                                                             CUSHMAN &
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

                                                                    Introduction
================================================================================

      Based upon the available sales data in the marketplace, as well as our discussions with area brokers familiar with this property type, an exposure time of 12 months would appear to have been reasonably appropriate for the subject property as of the date of valuation.

      Marketing Time

      Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal, whereas exposure time is presumed to precede the effective date of appraisal. The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

      Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of apartment projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would be about 12 months.

      The following definitions of pertinent terms are taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal
Institute:

      Leased Fee Estate

      An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

      Market Rent

      The rental income that a property would most probably command on the open market, indicated by the current rents paid and asked for comparable space as of the date of appraisal.

      Cash Equivalent

      A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

      Discounted Cash Flow (DCF) Analysis

      The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present values at a specified yield rate. DCF analysis can be applied with any yield capitalization rate and may be performed on either a lease-by-lease or aggregate basis.

================================================================================


                                      -3-
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

                                                                    Introduction
================================================================================

      Market Value As Is on Appraisal Date

      The value of specific ownership rights to an identified parcel of real estate as of the effective date of the appraisal, related to what physically exists and is legally permissible and excludes all assumptions concerning hypothetical market conditions or possible rezoning.

Legal Description

      The subject property is described by the Chesterfield County Tax Assessor's Office as follows:

================================================================================
        Building                     Address                       Tax Parcel
================================================================================
      Arboretum VI            9011 Arboretum Parkway                28-1-1-27
      Arboretum VII           9211 Arboretum Parkway                28-1-1-25
================================================================================

          A copy of the legal description can be found in the Addenda.

================================================================================


                                      -4-
                                                             CUSHMAN &
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

                                                               REGIONAL ANALYSIS
================================================================================

      The dynamic nature of economic relationships within a market area have a direct bearing on real estate values and the long-term quality of a real estate investment. In the market, the value of a property is not based on the price paid for it in the past or the cost of its creation, but on what buyers and sellers perceive it will provide in the future. Consequently, the attitude of the market toward a property within a specific neighborhood or market area reflects the probable future trend of that area.

      Since real estate is an immobile asset, economic trends affecting its locational quality in relation to other competing properties within its market area will also have a direct effect on its value as an investment. To accurately reflect such influences, it is necessary to examine the past and probable future trends which may affect the economic structure of the market and evaluate their impact on the market potential of the subject. This section of the report is designed to isolate and examine the discernible economic trends in the region and neighborhood which influence and create value for the subject property.

      A regional map indicating the location of the subject is presented on the following page.

Location

      The subject property is located in Chesterfield County, Virginia within the Richmond-Petersburg Metropolitan Statistical Area (MSA). For statistical purposes, this area includes Chesterfield, Dinwiddle, Goochland, Hanover, Henrico, New Kent, Powhatan and Prince George Counties. In addition, this MSA also includes Charles, Colonial Heights, Hopewell, Petersburg and Richmond Cities.

      Richmond is located approximately 100 miles south of Washington, D.C. and is midway between Atlanta and Boston. The City of Richmond is situated at the end of the navigable portion of the James River, which bisects the city. Founded in 1737 as a central marketplace of inland Virginia, it linked the piedmont and mountain areas of Virginia with the seaports at Hampton Roads. In 1779, Richmond became the state capital which has had a profound effect upon the growth of the region. Richmond is the home of the Virginia General Assembly, state and federal courts, and Virginia's capital. The success of the Richmond area is evidenced by the influx and growth of local businesses, immigration to and population growth in the area, as well as expansion of the employment base.

================================================================================


                                      -5-
                                                             CUSHMAN &
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

                               [GRAPHIC OMITTED]

                                   [Area Map]

                                                             CUSHMAN &
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

                                                               Regional Analysis
================================================================================

Demographics

      Demographic statistics for the Richmond MSA are summarized in the following table.

================================================================================
                               Demographic Summary
================================================================================
 Population
================================================================================
        2001 Projection                                               1,000,848
        1996 Estimate                                                   942,346
        1990 Census                                                     865,640
        1980 Census                                                     761,304
        1980-1990 % Change                                                13.70%
        1990-1996 % Change                                                 8.86%
        1996-2001 % Change                                                 6.21%
================================================================================
 Households
================================================================================
        2001 Projection                                                 386,777
        1996 Estimate                                                   362,848
        1990 Census                                                     331,824
        1980 Census                                                     269,289
        1980-1990 % Change                                                23.22%
        1990-1996 % Change                                                 9.35%
        1996-2001 % Change                                                 6.59%
================================================================================
 Median Household Income
================================================================================
        2001 Projection                                                 $46,784
        1996 Estimate                                                   $40,118
        1990 Census                                                     $33,489
        1980 Census                                                     $18,293
        1980-1990 % Change                                                86.07%
        1990-1996 % Change                                                19.79%
        1996-2001 % Change                                                16.62%
 1990 Average Home Value                                                $78,111
 1990 % College Graduates                                                  18.3%
================================================================================
Source: Strategic Mapping, Inc.
================================================================================

Population

      According to Strategic Mapping, Inc., the population in the Richmond MSA has increased dramatically slightly since 1980. In 1980 the population for the entire MSA was 761,304 which then increased to 865,640 or 13.70 percent in 1990. The population estimate for 1996 shows a slight slowing trend in the population as the estimate increased from the 1990 figure to 942,346 or 8.86 percent. projections for the year 2001 show an increase expected over the next five year period of 6.21 percent. This trend shows strong growth across the region.

Households

      The total number of households in the MSA has increased approximately
23.22 percent from 1980 to 1990. The 1990 household figure of 331,824 households has increased to an estimated figure of 362,848 in 1996 which indicates an increase of 9.35 percent over the six

================================================================================


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

                                                               Regional Analysis
================================================================================

year period since 1990. Similar to the overall population growth, the average annual increase has decelerated from the previous ten year period to a more normalized basis, which is still above the national averages. The number of households has been increasing since 1980, even during periods when the population was shrinking. This has been possible due to the declining household size which has dropped from 2.72 persons in 1980 to 2.52 persons in 1996. The number of households is expected to increase to 386,777 in the year 2001, an increase of 6.59 percent from the 1996 estimate. The steadily increasing number of households should have a positive impact on the local economic condition.

Income

      The median income per household in the MSA has increased considerably since 1980. In 1980 the median household income was $18,293, which increased by
86.07 percent or 8.61 percent per annum to $33,489 in 1990. Based on estimates from Strategic Mapping, Inc., the 1996 median household income was $40,118. The 1996 estimate indicates that overall growth in the median household income slowed to 19.79 percent from 1990 to 1996 or a still strong 3.30 percent per annum. The area is expected to continue in this income growth trend through 2001.

      A breakdown of the household income characteristics for the MSA is shown as follows:

================================================================================
                        Household Income Characteristics
================================================================================
                           1980            1990        1996 Est.      2001 Proj.
================================================================================
$0 - $9,999                25.6%           12.0%           9.6%          8.1%
$10,000 - $14,999          15.0%            7.5%           6.1%          4.8%
$15,000 - $24,999          28.3%           16.5%          13.3%         10.9%
$25,000 - $34,999          17.5%           16.1%          13.9%         12.1%
$35,000 - $49,999           9.4%           20.0%          19.5%         17.5%
$50,000 - $74,999           2.8%           18.1%          20.9%         22.1%
$75,000 - $99,999           1.4%            5.7%           8.9%         11.5%
$100,000 - $149,999          --             2.7%           5.6%          9.3%
$150,000+                    --             1.5%           2.2%          3.7%
TOTAL                     100.0%          100.0%         100.0%        100.0%
================================================================================
Source: Strategic Mapping, Inc.
================================================================================

Unemployment Rate

      Over the past year, the overall unemployment rate in the Richmond MSA remained flat and was 3.3 percent, as of March 1997. The metropolitan area has been experiencing an improvement in the economy. The Richmond MSA has outperformed the nation and the state in terms of employment over the past few years; and it is anticipated that it will continue to do so in the future.

      The following tables compare the unemployment rate for the area to that of the state and national average for the year end averages and the current month figures.

================================================================================


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

                                                               Regional Analysis
================================================================================

================================================================================
                                Unemployment Rate
                   Comparison by County, MSA, State, and U.S.
================================================================================
    Year                Henrico          Richmond         Virginia          U.S.
                        County             MSA
================================================================================
    1996                 3.0%              3.7%             4.4%            5.4%
    1995                 2.9%              3.7%             4.5%            5.6%
    1994                 3.3%              4.4%             4.9%            6.1%
    1993                 3.9%              4.9%             5.1%            6.9%
    1992                 5.4%              6.7%             6.4%            7.5%
--------------------------------------------------------------------------------
Source: U.S. Department of Labor and Employment Security, Bureau of Labor Market
        Information.
================================================================================

================================================================================
                        Current Month - Unemployment Rate
================================================================================
    Geographic Area                  March 1996            March 1997
================================================================================
    Richmond MSA                        3.3%                  3.3%
    Virginia                            4.6%                  4.4%
    U.S.                                6.0%                  5.9%
--------------------------------------------------------------------------------
Source: U.S. Department of Labor and Employment Security
================================================================================

      As population in the Richmond area has increased, employment has grown as existing businesses expanded and new companies located in the area. Local businesses are attracted to the convenient location between Atlanta and Boston, competitive tax policies, and excellent transportation systems. In Richmond, there is no sales tax on raw materials, and no state or local inventory tax on manufacturing. Furthermore, sales and use tax, corporate income tax, and unemployment insurance tax rates are low compared to national averages of other cities. In fact, Richmond has the lowest unemployment insurance tax rate in the nation, while the worker's compensation rate is seventh in the U.S. The labor force has an education level as high or higher than other metro areas of Richmond's size, or larger. Furthermore, Richmond area workers are reportedly 43 percent more productive per worker hour than U.S. workers as a whole, according to the Metropolitan Economic Development Council. In addition, less than 11 percent of Richmond area workers are unionized, compared to the national average of 20 percent. These factors have contributed to the influx of employers into the Richmond area. Richmond's business climate has attracted and retained some of the most prestigious businesses in the U.S., helping to boost the local employment base.

      As shown in the following table, with the exception of manufacturing all industry segments witnessed steady growth. The largest increases came from services at 3.24 percent followed by T.C.P.U. at 2.87 percent, and construction at 2.67 percent. The following table illustrates the five year trend for employment by sector for the Richmond MSA.


                                      -9-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

=====================================================================================
                        At-place Employment -- 1992 - 1996
=====================================================================================
Category                             1992     1993     1994     1995     1996  Percent
=====================================================================================
Manufacturing                       62,900   61,400   61,100   60,600   59,700  -1.04

Mining                               7,000    7,000    7,000    8,000    8,000   2.71

Construction                        27,000   27,500   27,900   29,300   30,800   2.67

T.C.P.U                             23,000   24,100   25,000   26,000   26,500   2.87

Wholesale & Retail Trade           106,300  108,700  115,000  119,700  120,400   2.52

F.I.R.E.                            38,700   39,700   42,000   42,400   42,900   2.08

Services                           109,200  113,100  118,700  125,000  128,100   3.24

Federal, State & Local Government   96,300   99,100  100,900   98,300   96,800   0.10
=====================================================================================
Total                              464,100  474,300  491,200  502,100  506,000   1.74
=====================================================================================
Unemployment Rate - Richmond MSA       6.7      4.9      4.4      3.7      3.7     --
Unemployment Rate - USA                7.5      6.9      6.1      5.6      5.4     --
=====================================================================================
Source: Bureau of Labor Static's
=====================================================================================

      Total employment increased by 0.78 percent over the past year and 1.74 percent over the past five years, in combination with a declining unemployment rate (as of March 1997), indicates economic stability in the area. We anticipate slow growth in employment during the next few years and possibly accelerated growth towards the end of the decade. The largest increases are anticipated in the services and construction categories with the strengthening economy, with growth expected from all areas with the exception of government which is expected to decline.

      Shown on the following page is the most recent employment by industry in the subject's area.

================================================================================


                                      -10-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

========================================================================================================
         NON-AGRICULTURAL INSURED EMPLOYMENT BY MAJOR INDUSTRY DIVISION
             April 1996 to 1997 Comparison - Not Seasonally Adjusted
                                RICHMOND AREA MSA
========================================================================================================
   INDUSTRY     Average Employment        SHARE           Average Employment       SHARE         CHANGE
                April 1996 (000's)                        April 1997 (000's)
========================================================================================================
Manufacturing         59.3                11.7%                  59.8                11.7%         0.84%
Construction          30.2                 6.0%                  31.6                 6.2%         4.64%
Mining                 0.8                 0.2%                   0.7                 0.1%       -12.50%
T.C.P.U.*             26.2                 5.2%                  26.5                 5.2%         1.15%
Trade                118.4                23.4%                 120.1                23.5%         1.44%
F.I.R.E.**            42.6                 8.4%                  43.1                 8.4%         1.17%
Services             130.1                25.7%                 130.6                25.5%         0.38%
Government            98.5                19.5%                  98.9                19.3%         0.41%
========================================================================================================
TOTALS               506.1               100.0%                 511.3               100.0%         1.03%
========================================================================================================
* Transportation, & Public Utilities
** Finance/Insurance/Real Estate
========================================================================================================

      Over the past year, total employment witnessed a small increase of 1.03 percent. Construction and Retail Trade were the leading industries with an overall increase of 4.64 percent and 1.44 percent respectively. This offset the small losses in the mining industry.

      The appraisers have outlined both the major employers in the metropolitan Richmond, Virginia. It should be noted that the metropolitan rankings in the top employment lists include private industry only. As can be seen, the majority of the employment is trade and service oriented in nature. The following charts summarize the major employers within the MSA.

================================================================================


                                      -11-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

================================================================================
                              Major Area Employers
                      Richmond, Virginia Metro Area (1997)
================================================================================
Employer                                                Number of Employees
================================================================================
Philip Morris USA                                               8,000
Columbia/HCA Healthcare Corp.                                   6,340
Circuit City Stores                                             5,194
Reynolds Metals Co.                                             4,300
Capital One Financial Corp.                                     4,064
Dominion Resources Inc.                                         3,803
Ukrops Super Markets Inc.                                       3,585
Allied Signal Corp.                                             3,400
Crestar Financial Corp.                                         3,252
Bon Secours Richmond Health                                     3,051
NationsBank Corp.                                               2,726
Trigon Blue Cross/Blue Shield                                   2,705
Signet Banking Corp.                                            2,501
DuPont Co.                                                      2,500
Bell Atlantic-Virginia                                          2,445
Viasystems Technologies Corp.                                   2,100
Food Lion Inc.                                                  1,621
Central Fidelity Banks, Inc.                                    1,595
Richfood Holdings Inc.                                          1,583
Wal-Mart Stores Inc.                                            1,512
================================================================================
Source: Richmond Times Dispatch
================================================================================

Transportation

      The Richmond area is served by four interstate highways creating an excellent network for entering and exiting the vicinity. Interstate routes 95, 64, 195 and 295 are within the City and serve the metropolitan area. Interstate 95 is the most important north-south highway on the eastern seaboard. To the north, it connects Richmond with Washington, D.C. and other cities in the northeast corridor; to the south, it reaches to Miami, Florida. Route 95 also traverses downtown Richmond and serves as an expressway in the local vicinity. Interstate 64, which runs principally east to west, lends access to Hampton Roads and the Tidewater area of Virginia. To the west, it intersects with Interstate 81 in the Shenandoah Valley before continuing to West Virginia and Kentucky. Locally, I-295 forms a semicircle around the metropolitan area, with an eventual extension south to Prince George County and a southern connector to Interstate 95 is proposed. Interstate Route 195 gives access to the portion of Richmond located along the James River. Yet another local expressway is the Powhite Parkway which links the two halves of the city of Richmond (the north and south banks of the James River). The Powhite has been extended to the emerging suburban areas of central Chesterfield County. Several U.S. highways converge in Richmond, namely, Routes 1, 33, 60, 250, 301 and 360.

================================================================================


                                      -12-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

      Richmond International Airport has recently undergone a $38 million expansion, making it a modern state-of-the-art airport. The expansion includes all-weather second level boarding courses and a new entrance roadway connecting with Interstate 64. The airport is located 12 miles east of Richmond in Henrico County. There are over 200 flights daily by American, Delta, Eastern, United and U.S. Air, plus six regional carriers. Air time to New York is only 60 minutes.

      The Richmond area is a major East Coast rail center. Passenger railways are utilized by AMTRAK while the major freight railway companies are CSX Transportation; Richmond, Fredericksburg and Potomac; and Norfolk-Southern.

      The port of Richmond provides an excellent water transportation system for cargo to Europe, Africa, South America, Canada and the Caribbean. The deep water port is the westernmost on the north Atlantic and handles over 413,000 tons of bulk and container cargo annually.

      The Greater Richmond Transit Company (GRTC) provides transportation services to commuters. The system offers several transit routes in Henrico County as well as downtown service connecting the financial and retail districts. Trailways, Greyhound and Groome Transportation charter buses to other cities.

Education/Recreation

      The Richmond area boasts of numerous colleges and universities in the vicinity. Among these educational institutions are Randolf-Macon College, University of Richmond, Virginia Commonwealth University, Medical College of Virginia, Virginia Union College, etc. Many of the area's public secondary school systems allocate higher per student expenditures than the national average. Area school systems have also adopted progressive measures over the past decade to improve and enhance the normal school criteria. In addition, there are many prestigious private secondary schools including St. Christopher's, St. Catherine's, Collegiate, and Benedictine.

      The city of Richmond serves as the cultural and recreational heart of Central Virginia. There are many museums including the Virginia Museum of Fine Arts, The Valentine Museum, Museum of the Confederacy, and the Science Museum of Virginia.

      In addition, Richmond serves as a center for the performing arts at locations including the Carpenter Center and the Theater Virginia. Local area residents can also enjoy numerous park lands including James River Park, Bryan Park and Pocohontas State Park.

Conclusion

Richmond is centrally located along the East Coast at the northern end of the Sun Belt. This location contributed to its growth as a business and industrial area over the last decade. While population and employment growth in the region have recently diminished, both are expected to continue growing at moderate rates during the 1990's. The moderate cost of living, low taxes and strong economics appeal to Richmond businesses. Transportation networks and waterways that make Richmond attractive to corporations also make it attractive to individuals. Overall, the Richmond area is expected to prosper moderately in the future.

================================================================================


                                      -13-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          OFFICE MARKET ANALYSIS
================================================================================

Richmond Metropolitan Office Market

      Richmond is the capitol of Virginia and is headquarters to 14 Fortune 500 Companies. The office market is segmented by location within the metropolitan area, with the Central Business District (CBD) of Richmond being the oldest segment. As the office market expanded around the CBD, new development was categorized into four quadrants, northwest, northeast, southwest and southeast. Most of the growth in past decade occurred in the northwest and southwest quadrants. Although many firms prefer to be located in downtown Richmond, Henrico County has become a new growth area for office park development. Development has generally expanded away from the urban core into the Innsbrook area of northwestern Henrico County (just south of Interstate 295). The lack of easy access across the James River to the West End of metropolitan Richmond has caused the Southwest quadrant to lag behind the Northwest Quadrant in overall growth. The amount of office space in the eastern quadrants is so insignificant that reliable statistics for these areas were not available.

      According to Harrison & Bates, Inc. 1997 Office Market Report, total inventory of office space in the Richmond metropolitan area in 1996 was approximately 18.1 million square feet, with approximately 6.1 million square feet in the Richmond CBD and 11.9 million square feet in the suburban markets. The following table presents the geographic distribution of the office inventory in the metropolitan area, along with other statistical data:

================================================================================================
                      Geographic Distribution of Inventory
                       Metropolitan Richmond Office Market
                                  Year-End 1996
================================================================================================
Jurisdiction                     Inventory SF       Overall          SF Under          Y-T-D Net
                                     (000)          Vacancy         Construction      Absorption
================================================================================================
Central Business District          6,131,500         16.36%                 0            200,407
Northwest Quadrant                 8,048,248          6.23%            80,000            316,002
Southwest Quadrant                 3,890,710          9.46%           157,788             68,171
------------------------------------------------------------------------------------------------
 Total                            18,070,458         10.36%           237,788            584,580
================================================================================================

      As of year-end 1996, the overall vacancy rate stood at 10.36 percent, continuing a slow recovery from the year-end 1994 vacancy of 12.43 percent. The continued decline in vacancy is a result of minimal pure speculative office space brought on the market in recent years. Vacancy was higher in the CBD at
16.4 percent than in the suburbs at 7.3 percent. The Northwest submarket demonstrated the lowest vacancy rate of 6.2 percent, where it has generally remained for the past three years. The Southwest Quadrant demonstrated the most improvement, with vacancy decreasing from 14.44 percent in 1994 to the current level of 9.46 percent. This is the first decline below ten percent since the early 1980s. The following table presents the historical vacancy, rental rate and absorption data, showing a steadily declining vacancy rate and increased absorption:

================================================================================


                                      -14-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

================================================================================
                                 Historical Data
                       Metropolitan Richmond Office Market
                                   1992 - 1996
================================================================================
Year               Inventory SF       Vacancy        SF Under     Net Absorption
                       (000)                       Construction            (SF)
================================================================================
1992               17,308,988         19.51%                 0       422,989
1993               17,463,253         14.76%            91,690       946,035
1994               17,430,591         12.43%            62,000       407,215
1995               17,655,281         11.56%           352,000       344,077
1996               18,070,458         10.36%           237,788       584,580
================================================================================
Source: Harrison & Bates, Inc.
================================================================================

      Lenders' strict underwriting criteria, limited market demand, and the increase in sublet market space as a result of corporate consolidations and downsizing all contributed to the lack of office construction between 1992 and 1994. In 1995 and 1996, construction of office space increased, with a total of 352,000 and 237,788 square feet of space completed, respectively. Most of the new construction in 1996 occurred in the Southwest Quadrant, accounting for 157,788 square feet or 66 percent of total new construction. The remaining 80,000 square feet of new space was delivered in the Northwest Quadrant and included five build-to-suits within the Innsbrook Office Park, some of which included speculative office space (minimal). No new construction was delivered in the CBD, as it continues it slow recovery with a glut of Class C space.

      The market absorbed 584,580 square feet in 1996, an increase of 70 percent over the 1995 figure. This level approximates the average annual absorption between 1992 and 1996 of 540,000+/- square feet. The Northwest Quadrant absorbed the largest amount of space in 1996 totaling 316,002, or 54 percent of total absorption. The Southwest Quadrant absorbed only 68,171 square feet of space, or 12 percent of total absorption.

Current Construction Activity

      Only build-to-suit construction is expected through 1997 and 1998, as developers are still having difficulty financing purely speculative projects. According to numerous sources throughout the market, one of the most important and far reaching commercial real estate developments over the past two years was the announcement by Motorola's plans to build a major semi-conductor plant in Goochland County. The company exercised an option to purchase 230 acres in the West Creek Corporate Center. Long term plans call for construction of several million square feet of buildings and the creation of an initial 5,000 jobs. This location will likely increase demand from semi-conductor clients and associated firms.

      Discussions with local market participants indicated that it is a developers market, given the lack of available space. A number of major corporations, such as Wheat First, Circuit City, Virginia Mutual Insurance Company, Cellular One, and Heilig Meyers, have built or are starting construction of their own buildings. Innsbrook appears to be the most attractive site for office development, with several deliveries expected by year-end 1997. A summary of buildings currently under construction in the Richmond metropolitan area is highlighted below. There are no buildings under construction within the CBD.

================================================================================


                                      -15-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

================================================================================
                          Buildings Under Construction
                                  Richmond MSA
================================================================================
Building                  Size (SF)   Available (SF)   % Available   Asking Rent
                                                                            (SF)
================================================================================
Northwest Quadrant
================================================================================
Glen Forest Medical        40,000             0             0%             N/A
Virginia Mutual            64,000        35,000          54.7%          $17.25
Wheat First               100,000        70,000          70.0%          $17.00
================================================================================
Southwest Quadrant
================================================================================
Arboretum IX               73,000             0            50%             N/A
Boulders VI                85,000             0             0%             N/A
================================================================================

      Within the subject's Arboretum Office Park, a 73,000 square foot build-to-suit is currently under construction for Cellular One. The building is 50 percent preleased and is nearing completion.

Investment Market

      The investment market in the metropolitan Richmond area has been active. Since 1995, there has been a marked turnaround in property sales in the office market, with buyers motivated by the turnaround in the market and the potential appreciation of property values. Sellers are no longer lenders, as many of the distressed situations have been resolved. Buyers returning to the market include REITS, pension funds, insurance companies and local or regional investors. With a higher concentration of available capital, the metropolitan market has experienced rising prices on average. The table on the following page depicts historical and recent office building sales that have occurred in the suburban Richmond market.

      The sales indicate a wide range in unit values from a low of $30.58 to a high of $114.94 per square foot of rentable area. As depicted, real estate values have stabilized throughout suburban Richmond over the past two years. Class A and B properties located in highly desirable office parks with high occupancy sold in the range of $85.00 to $110.00 per square foot. The
Southwest Quadrant office sales were generally lower than those in the Northwest Quadrant, selling in the $80.00 to $90.00 per square foot range. Property values in the downtown market continue to be depressed, with few sales occurring.

      Apartment communities joined by suburban office properties as currently the most desirable investment property type. In the office market, the few downtown building sales were dwarfed by activities within the suburbs, with the strongest action in the Northwest Quadrant. Highwoods REIT was the most active buyer, purchasing a number of buildings in Innsbrook. In the Southwest Quadrant, Brookdale Investors purchased two buildings in Moorefield, while two other buildings were purchased by Commonwealth Atlantic Properties (formerly RF&P) in The Arboretum.

================================================================================


                                      -16-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

=========================================================================================
                          Office Building Sales Summary
                                Suburban Richmond
=========================================================================================
Bldg. Address                         Size(SF)   Yr Built  Occup.   Sale Date   Price (SF)
=========================================================================================
Vistas at Brookfield                   70,582      1985      95%      05/97      $ 82.74
Pioneer Building                       49,019      1987     100%      05/97      $ 76.50
Moorefield V                           42,000      1986      96%      04/97      $ 86.67
4101 Cox Road                          58,184      1990      95%      12/96      $103.12
804 Moorefield Park Dr.                51,307      1985    97.5%     12/96       $ 83.81
808 Moorefield Park Dr.                47,230      1987     100%      11/96      $ 69.87
4701 Cox Road                         100,178      1990      99%      06/96      $106.90
Arboretum VI and VII                  103,986      1990      95%      06/96      $ 85.54
4881 Cox Road                         108,000      1996     100%      02/96      $101.16
Vantage Place                          55,374     1986-88    96%      09/95      $ 79.28
Vantage Pointe                         63,867      1990      95%      09/95      $ 84.71
Owens & Minor                          63,000      1989     100%      09/95      $114.94
Markel & Mercer Buildings             197,260     1987/90   100%      07/95      $ 98.35
Proctor-Silex                          97,253      1988      99%      07/95      $ 85.53
Colonnade at Innsbrook                 65,757      1986      98%      12/94      $ 88.36
Aetna Office Building                 101,293      1990      98%      12/94      $ 83.91
Markel Building                        71,745      1988      95%      09/94      $100.36
Koger Southside                       131,000      1986      84%      09/94      $ 55.00
Progressive Building                   70,260      1987      90%      06/94      $ 83.09
Allstate Building                      39,281      1985     100%      03/94      $ 77.65
10710 Midlothian Tnpk.                152,000      1989      64%      07/93      $ 38.98
2820 Waterford Lake Dr.                42,718      1989      69%      05/93      $ 40.97
9321-27 Midlothian Tnpk                63,770      1984      64%      03/93      $ 30.58
=========================================================================================

Land Values

      Over the past year, there has been an increased level of sales activity for vacant office sites. However, tightened credit, a drop in new construction and poor performance among improved properties has limited the pool of potential buyers of office land. In addition to poor demand for office sites, there is a glut of land available for development and for sale. Some of these projects include Gateway, Boulders, Bellgrade, Stony Point, Westerre, Innsbrook, Moorefield, West Creek, etc. At present, there are over 1,000 acres of office land available for development in established office parks throughout the region. In addition to these sites

================================================================================


                                      -17-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

available in park developments, there are many single office tracts dispersed throughout the Richmond suburbs available for sale.

      As with the improved sales, the land sale price trend is upward. The primary hub of activity is the Innsbrook Office Park, where property values have increased as demand for office space in this park continues to strengthen. Prior to 1994, land tracts were sold from former lenders or institutions regulated by the Resolution Trust Corporation (RTC), and buyers would only purchase land at cut-rate prices. As noted in the following table, recent activity includes a clear increase in the demand for and price of office land.

=========================================================================================================
                                   Office Land Sales Summary
                              Metropolitan Richmond Office Market
=========================================================================================================
Location                                  Net Area        Sale Date         Sale Price         Price/Acre
                                          (Acres)
=========================================================================================================
Innslake Drive                             2.90            02/97            $  555,500          $191,552
Innsbrook, VA

Lake Brook Drive                           8.00            11/95            $1,200,000          $150,000
Innsbrook, VA

North Park Drive                           7.97            07/95            $  995,625          $125,000
Innsbrook, VA

North Park Drive                          12.84            07/95            $1,605,000          $125,000
Innsbrook, VA

Cox Road and Nuckols Road                  5.00            01/95            $  750,000          $150,000
Innsbrook, VA

Innsbrook Drive @ The Overlook            52.00            12/94            $5,096,000          $ 98,000
Innsbrook, VA

Lakebrook Drive                            5.50            11/94            $  808,500          $147,000
Innsbrook, VA

Westerre Office Park @ Gaskin Road        10.67            05/94            $  880,400          $ 82,511
Innsbrook, VA

Polo Parkway/Bellgrade                     4.14            10/93            $  372,877          $ 90,165
Chesterfield County, VA

Cherokee Road/Stony Point                 40.28            07/93            $2,202,483          $ 54,723
City of Richmond, VA

Waterfront Dr/Innsbrook                    6.60            03/93            $  485,000          $ 73,484
Henrico County, VA
=========================================================================================================

      The appropriate unit of comparison in suburban Richmond is the price per usable acre. The preceding sales represent both speculative investors and build-to-suit/owner-occupant sales. The most recent sale, however, involved the purchase of a site within Innsbrook for development of a Homewood Suites hotel. These sales represent a trading range from $54,723 per usable acre to $191,500 per usable acre. Market participants indicated that, due to the limited availability of space, the market is shifting to a development market. This is expected to continue to place upward pressure on land prices within the market.


                                      -18-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

Summary of Metropolitan Office Market

      Although some submarkets remain soft, the overall vacancy rate continues to decline, and the remaining available space tends to be less desirable. The Northwest Quadrant is leading the region in net absorption and vacancy, while the Southwest Quadrant is leading the region in new construction. We believe that over the next several years, the metropolitan office market should reach a more stabilized position both from an occupancy and lease rate standpoint.

Southwest Quadrant Office Market

      The subject property is located in within the Southwest Quadrant, which is comprised primarily of Chesterfield County. This quadrant is the smallest submarket in terms of total rentable area, with 3.9 million square feet of office space, or 22 percent of total inventory. The Northwest Quadrant and CBD have 8.1 million square feet and 6.1 million square feet, respectively. The Southwest Quadrant is often considered secondary to the Northwest Quadrant, but more recently, has emerged as a more viable alternative. The subject is located within the Arboretum Office Park, one of the premier office locations in the Southwest Quadrant. The following table presents the historical vacancy and absorption data for the Southwest Quadrant.

================================================================================
                                Historical Data
                              Southwest Quadrant
                                  1992 - 1996
================================================================================
Year              Inventory SF    Vacancy         SF Under       Net Absorption
                     (000)                      Construction              (SF)
================================================================================
1992               3,833,890      16.61%                 0             100,445
1993               3,826,719      14.47%            91,690              68,929
1994               3,884,356      14.44%            10,000              79,500
1995               3,886,374      11.11%                 0             139,500
1996               3,890,710       9.46%           157,788              68,171
================================================================================

      As of year-end 1996, the Southwest Quadrant office market exhibited an overall vacancy rate of 9.46 percent; the first time vacancy has fallen below ten percent since the early 1980s. As depicted, vacancy has steadily declined since 1992, despite new deliveries. Although net absorption declined from 139,500 square feet in 1995 to 68,171 square feet in 1996, this was due primarily to declining availability of large spaces. The Southwest Quadrant did attract a number of major relocations in 1996 including K-Line (23,000 square feet) and Masersk Line (19,000 square feet).

      A breakdown by class indicates that the vacancy for Class A space has continued to decline at a faster pace than the market as a whole. The lack of significant new construction, coupled with positive absorption, has led to a shortage of large blocks of Class A office space. According to Harrison & Bates, Inc. Office Market Survey, Class A vacancy was 6.96 percent as of year-end
1996, compared to 13.23 and 15.0 percent for Class B and C space, respectively. Class A space comprises about 60 percent of the market, while Class B and C

================================================================================


                                      -19-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

space comprise 37 and 3 percent of the remaining inventory, respectively. The following table illustrates the historical vacancy by class within the Southwest Quadrant.

================================================================================
                           Historical Vacancy by Class
                               Southwest Quadrant
                                   1992 - 1996
================================================================================
    Year          Class A               Class B               Class C
================================================================================
    1994           13.5%                  13.9%                  N/A
    1995           8.80%                 13.60%                28.80%
    1996           6.96%                 13.23%                15.00%
================================================================================

      Despite strengthening market conditions within the Southwest Quadrant for the past two years, rental rates for Class A and B space have edged up slightly, while rents for Class C space have remained relatively stable. According to Harrison & Bates, Class A rates increased from a range of $12.50-$15.50 per square foot in 1995 to $14.50-$16.50 per square foot in 1996, while Class B rates increased from a range of $10.50-$12.50 per square foot in 1995 to $12.00-$14.00 per square foot in 1996. Due to the lack of large space availability within the Class A market, brokers anticipate continued upward pressure on rental rates. Free rent and tenant improvement allowances are currently limited in the Southwest Quadrant, as tenants generally prefer the lowest possible base rental rate.

      The general consensus is that vacancy will continue to decline and rents will continue to increase because demand is expected to remain strong and new construction is rare. Many landlords in the market depicted limited tenant improvement packages and no free rent allowances in recent deals. Furthermore, landlords have been able to obtain an expense reimbursement from some tenants, which has been absent from Richmond office leases for some time.

      Brokers and investors were surveyed as to their opinions of rent spikes, given the lack of available Class A space within the market. Several brokers indicated that there would be a potential for rent spikes; however, this notion has not come to fruition over the past two years and is not likely to occur because of the large amounts of vacant land available for development. Moreover, with continued construction of space (even build-to-suits), the potential for rent spikes lessens. Over the past year, rental rates edged up only slightly. Investors surveyed indicated that rent spikes were highly speculative and generally not incorporated into their purchase decisions. Although many investors felt that rental rates may in fact grow at a rate greater than inflation over the short term, they are typically unwilling to make this assumption in their investment projections.

      As can be seen, the forces of supply and demand have pushed the Southwest Quadrant Class A office market toward a landlord's market, with a shortage of supply as evidenced by the declining vacancy factor, increased rental rates, and declining concessions. Market participants expect rents to continue to increase and reach a level which will justify speculative development in the near term.

================================================================================


                                      -20-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

Micro Market Survey

      The subject property is located on Arboretum Parkway within the Arboretum Office Park, at the southwest quadrant of the intersection of Midlothian Turnpike and Powhite Parkway. The boundaries of this planned development comprise the immediate neighborhood. The broader neighborhood can be considered the Midlothian Turnpike (Route 60) corridor from the Powhite Parkway to the east, to the area of Chesterfield Town Center Mall to the west.

      Midlothian Turnpike is the main thoroughfare through the neighborhood, and connects with Chippenham Parkway at the City of Richmond line to the east, and continues west through northern Chesterfield County. Adjacent to the Arboretum complex, Midlothian Turnpike intersects with Powhite Parkway, which is a toll road that connects Chesterfield County with downtown Richmond.

      Predominant land uses in the area consist of a mixture of retail development, office/service uses, and residential development. Midlothian Turnpike is the primary commercial corridor with such uses as community and neighborhood shopping centers, gasoline stations, restaurants, and other free-standing retail uses. The western anchor is provided by Chesterfield Town Center Mall, which is the primary regional mall in Richmond's Southside suburbs. Residential and office development is located along the streets radiating from Midlothian Turnpike.

      As noted, the subject is located within the Arboretum Office Park, which is the prime suburban office location in the Southwest Quadrant and more specifically Chesterfield County. The Arboretum complex is a mixed-use planned development comprising office and flex buildings in a park-like setting. The complex's infrastructure consists of two roads: Arboretum Place and Arboretum Parkway. These roads intersect at the southern portion of the development and have direct access to the Powhite Parkway without entering onto Midlothian Turnpike.

      Arboretum Office Park includes a total nine office and flex buildings, three of which are build-to-suits. The following table presents the buildings within the park and their respective vacancies.

================================================================================
                              Arboretum Office Park
================================================================================
       Building                           Size (SF)      Vacancy %
================================================================================
      Arboretum I                          58,167          4.1%
      Arboretum II                         49,542            0%
      Arboretum III                       214,481          0.5%
      Arboretum IV                            N/A            0%
      Arboretum V                          47,943          1.9%
      Arboretum VI                         73,195          7.8%
      Arboretum VII                        30,791          3.6%
      Arboretum VIII                       50,000            0%
      Arboretum IX                         73,000           50%
================================================================================

================================================================================


                                      -21-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

      Arboretum IV is owner-occupied by a TV radio station, while Arboretum VIII is a build-to-suit for Commonwealth Gas. As previously discussed, Arboretum IX is nearing completion and is 50 percent preleased to Cellular One. Excluding Arboretum IX, vacancy the park is currently about 2.0 percent.

      The subject's primary competition stems from Moorefield Office Park, which is located about one mile west of the subject along Midlothian Turnpike and the Boulders Office Park at Midlothian Parkway and Chippenham Parkway.

      Moorfields is an 83 acre park which is developed with office and office/service uses and a 200 room Sheraton Inn with ancillary retail uses. This park contains a total of approximately 385,000 square feet of existing space within seven buildings. Most of the buildings were constructed in the mid-1980s and contain about 50,000 square feet of space. Build-out is projected at 175,000 square feet of space amongst three buildings ranging in size from 50,000 to 70,000 square feet. In comparison to the subject, Moorfields has inferior curb appeal and prestige, with most of the recent sales being to owner-users.

      The Boulders Office Park is a large 228 acre mixed-use development slated for over 2.1 million square feet of Class A office space, a 284 unit Apartment complex, and a 200 room Hilton Hotel. There are a total of six existing office buildings ranging in size from 40,000 to 150,000 square feet. In comparison to the subject, The Boulders has similar appeal, although development is somewhat denser.

      Relative to its competition, the subject represents the newest buildings in the market. It is typical in terms of quality and finishes for most of the competitive buildings.

Summary

      The Richmond metropolitan market is continuing to experience declining vacancy and increased absorption. Investment activity in the office market has also continued to be active. Recent trends in the market include increasing rental rates and the potential for new speculative or build-to-suit construction.

      The subject property benefits from its location at an easily accessible intersection in central Chesterfield County. The neighborhood bodes well for the subject property in terms of demand generated for office space due to the excellent access and transportation arteries. Arboretum Office Park Center is considered the prime location for suburban office users within Chesterfield County.

      Based on the characteristics of the neighborhood, we believe continued investment in stabilized properties is warranted. The area appears stable and improving. We project that growth will continue to be positive.

================================================================================


                                      -22-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            PROPERTY DESCRIPTION
================================================================================

Site Description

      For ease of analysis and reporting, characteristics which are common to both sites were presented first. Thereafter, we present a more detailed description of the individual building ites which comprise the subject property. Finally, we discuss the improvements on each site.

Topography:                             Level and at street grade

Street Improvements:                    Asphalt pavement, two lanes, curbs,
                                        gutters and storm drains

Access:                                 Arboretum Parkway

Soil Conditions:                        We did not receive nor review a soil
                                        report. However, we assume that the
                                        soil's load-bearing capacity is
                                        sufficient to support the existing
                                        structures. We did not observe any
                                        evidence to the contrary during our
                                        physical inspection of the property.
                                        Each tract's drainage appears to be
                                        adequate.

Land Use Restrictions:                  We were not given a title report to
                                        review. We do not know of any easements, encroachments, or restrictions that would adversely affect the site's use.
                                        However, we recommend a title search to
                                        determine whether any adverse conditions exist.

Flood Hazard:                           According to Community Panel No. 510035
                                        0053 B National Flood Insurance Rate
                                        Map, effective February 4, 1981, the
                                        subject property is in Flood Hazard Zone
                                        C and, therefore, does not require flood hazard insurance.

Wetlands:                               We were not given a Wetlands survey. If
                                        subsequent engineering data reveal the
                                        presence of regulated wetlands, it could materially affect property value. We recommend a wetlands survey by a competent engineering firm.

Hazardous Substances:                   We observed no evidence of toxic or
                                        hazardous substances during our
                                        inspection of the site. However, we are
                                        not trained to perform technical
                                        environmental inspections and recommend
                                        the services of a professional engineer
                                        for this purpose.

================================================================================


                                      -23-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Arboretum VI

Location:                             North side of Arboretum Parkway
                                      Chesterfield County, Virginia

Shape:                                Irregular

Land Area:                            7.74 acres

Arboretum VII

Location:                             North side of Arboretum Parkway
                                      Chesterfield County, Virginia

Shape:                                Irregular

Land Area:                            4.21 acres

Improvements Description

      Again, the following presents the generic characteristics common to all properties, after which we detail each individual property. Both of the properties are adjacent to a lake.

Americans With Disabilities Act:        The Americans With Disabilities Act
                                        (ADA) became effective January 26, 1992.
                                        We have not made, nor are we qualified
                                        by training to make, a specific
                                        compliance survey and analysis of this
                                        property to determine whether or not it
                                        is in conformity with the various
                                        detailed requirements of the ADA. It is
                                        possible that a compliance survey and a
                                        detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the Act. If so, this fact could have a negative effect upon the value of the property. Since we have not been provided with the results of a survey, we did not consider possible non-compliance with the requirements of
                                        ADA in estimating the value of the
                                        property.

Hazardous Substances:                   We are not aware of any potentially
                                        hazardous materials (such as
                                        formaldehyde foam insulation, asbestos
                                        insulation, radon gas emitting
                                        materials, or other potentially
                                        hazardous materials) which may have been used in the construction of the improvements. However, we are not qualified to detect such materials and urge the client to employ an expert in the field to determine if such hazardous materials are thought to exist.

================================================================================


                                      -24-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Design Features and Functionality:      Each building's overall design features
                                        and the functionality of its layout are
                                        deemed acceptable to the market. These
                                        building represent typical and ordinary
                                        product of their respective types --
                                        access is good, parking appears
                                        adequate, layout typical, etc.

Physical Condition:                     The subject properties appear to be well
                                        maintained. We noted no items of
                                        deferred maintenance beyond what would
                                        normally be taken care of within an
                                        on-going maintenance and capital repair
                                        program.

                                        We did not inspect the roofs or make a
                                        detailed inspection of the mechanical
                                        systems. The appraisers, however, are
                                        not qualified to render an opinion as to the adequacy or condition of these components. The client is urged to retain an expert in this field if detailed information is needed about the mechanical systems.

Arboretum VI

General Description

       Year Built:                      1991

       Net Rentable Area:               73,195 square feet

       No. Stories:                     3

Construction Detail:

       Foundation:                      Reinforced concrete

       Framing:                         Reinforced concrete

       Floors:                          Concrete

       Exterior Walls:                  Pre-cast concrete and glass

       Roof Cover:                      Flat built-up tar and gravel

       Windows:                         Glass in aluminum frames

       Pedestrian Doors:                Glass in aluminum frames

   Mechanical Detail

       Heating and Cooling:             Rooftop unit

       Fire Protection:                 Sprinklered

   Interior Detail

       Layout:                          Central elevator lobby with perimeter
                                        offices


                                      -25-
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                                                             WAKEFIELD(R)
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                                                     ---------------------------

                                                            Property Description
================================================================================

       Floor Covering:                  Primarily carpet in the office areas,
                                        ceramic tile in the restrooms, and
                                        marble flooring in the lobby.

       Walls:                           Painted drywall

       Ceilings:                        Dropped suspended ceiling tile

       Lighting:                        Fluorescent

       Restrooms:                       One set of restrooms on every floor

Site Improvements

       Parking:                         313 surface parking spaces

       On-Site Landscaping:             Good, mature trees, shrubbery around the
                                        building and parking lot perimeter

Arboretum VII

General Description
       Year Built:                      1991

       Net Rentable Area:               30,791 square feet

       No. Stories:                     One-story flex building with 100 percent
                                        office finish

Construction Detail:

       Foundation:                      Reinforced concrete

       Framing:                         Reinforced concrete

       Floors:                          Concrete

       Exterior Walls:                  Pre-cast concrete and glass

       Roof Cover:                      Flat built-up tar and gravel

       Windows:                         Glass in aluminum frames

       Pedestrian Doors:                Glass in aluminum frames

Mechanical Detail

       Heating and Cooling:             Rooftop unit

       Fire Protection:                 Sprinklered

Interior Detail

       Layout:                          Rectangular building with one common
                                        area hallway and restrooms

================================================================================


                                      -26-
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                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

       Floor Covering:                  Primarily carpet in the office areas and
                                        ceramic tile in the restrooms.

       Walls:                           Painted drywall

       Ceilings:                        Dropped suspended ceiling tile

       Lighting:                        Fluorescent

       Restrooms:                       One set of common area restrooms

Site Improvements

       Parking:                         121 surface parking spaces

       On-Site Landscaping:             Good, mature trees, shrubbery around the
                                        building and parking lot perimeter

================================================================================


                                      -27-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                               REAL ESTATE TAXES AND ASSESSMENTS
================================================================================

      The subject property is under the taxing jurisdiction of Chesterfield County. The County assesses property every year, with the assessed values representative of full market value. Real estate tax bills are payable in two installments; on June 5th and December 5th. The tax rate is set in April by the County Board. Present rules do not call for automatic reassessment upon sale or transfer of ownership. The tax year is equivalent to the calendar year.

Tax Rate

      The current tax rate (1997) is $1.09 per $100 of assessed value, which has endured for several years. Front foot charges are not levied on these bills.

Tax Assessment

      The subject property comprises two parcels of land identified as tax map 28-1-1, parcels 25 and 27. The subject's 1997 full cash value and subsequent assessment is outlined in the following table.

=================================================================================================
                                           Assessment
=================================================================================================
  Property              Land        Improvements            Total          Estimated      Taxes
                                                                             Taxes        Per SF
=================================================================================================
Arboretum VI         $1,095,600      $ 4,850,500         $ 5,946,100       $ 64,812       $0.89
Arboretum VII        $  596,700      $ 1,707,400         $ 2,304,100       $ 25,115       $0.82
=================================================================================================

Ad Valorem Tax Conclusions

      As developed above, the net tax associated with the properties range from $0.82 to $0.89 per square foot. In an effort to evaluate the fairness of the current assessed value and future prospect for change, we have compared the assessments to the market value estimates concluded in this report. The following table depicts this comparison:

=================================================================================================
                               Assessment and Value Comparison
=================================================================================================
                                            1997            Market Value         Percentage
   Property         Parcel Number        Assessment           Estimate           Difference
=================================================================================================
Arboretum VI         28-1-1-27           $5,946,100          $7,000,000            17.7%
Arboretum VII        28-1-1-25           $2,304,100          $2,000,000           -13.2%
=================================================================================================

      The properties were assessed last year and are scheduled for reassessment in 1998. The current full cash values indicate a -13.2 and 17.7 percent differential from our value conclusions. Because present assessment rules do not call for automatic reassessment upon sale or transfer of ownership, and the tax rate has remained relatively flat over the past decade, we have not forecast a substantial change in real estate taxes in our analysis of the property. Overall, we are projecting growth in real estate taxes consistent with inflationary expectations, or about 3.5 percent per year.

================================================================================


                                      -28-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          ZONING
================================================================================

      The subject property is zoned O-2, an Office District of Chesterfield County. The O-2 zone emphasizes office development and is superseded by Conditional Use Planned Development (CUPD) approvals encumbering the entire Arboretum complex. Permitted uses include office and public uses. Only a limited amount of retail or quasi-retail uses are permitted (i.e., travel agencies, funeral homes, etc.). The following restrictions apply:

      Building Height:                  12 stories or 120 feet for office
                                        buildings

      Setback Along Major Artery::      50 Feet

      Minimum Setbacks:

            Front:                      30 Feet

            Side:                       20 Feet

            Rear:                       30 Feet

      Parking Requirements:             For buildings in excess of 10,000 square
                                        feet, but less than 50,000 square feet -
                                        1.0 space per 200 square feet of gross
                                        floor area for the first 10,000 square
                                        feet plus 1.0 space per 250 square feet
                                        of gross floor area in excess of 10,000
                                        square feet.

                                        For buildings in excess of 50,000 square feet, but less than 75,000 square feet -
                                        1.0 space per 200 square feet of gross
                                        floor area for the first 10,000 square
                                        feet plus 1.0 space per 250 square feet
                                        of gross floor area for the next 40,000
                                        square feet, plus 1.0 space for each
                                        additional 300 square feet in excess of
                                        50,000 square feet.

                                        For buildings in excess of 75,000 square feet - 1.0 space per 200 square feet of gross floor area for the first 10,000 square feet plus 1.0 space per 250 square feet of gross floor area for the next 40,000 square feet plus 1.0 space per 300 square feet for the next 25,000 square feet plus 1.0 space for each additional 400 square feet in excess of 75,000 square feet.

      We are not experts in the interpretation of complex zoning ordinances, but one of the buildings does not appears to conform to current parking requirements. As the buildings went through the approval process at the time of construction, we assume that they are legal non-conforming uses. The formal determination of compliance is beyond the scope of a real estate appraisal. The following chart depicts the provided and required parking spaces for the individual buildings.

================================================================================


                                      -29-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
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

                                                                          Zoning
================================================================================

================================================================================
                            Building Size       Parking          Required
    Building Name              (SF/NRA)         Provided          Parking
================================================================================
    Arboretum VI                73,195            313               287
    Arboretum VII               30,791            121               133
================================================================================

      Based on our physical inspection of the site, parking appeared to be adequate, with various spaces available.

      To the best of our knowledge, there are no known deed restrictions (private or public) which would further limit the use of the subject property. This statement should not be taken as a guarantee or warranty that no such restrictions exist. Deed restrictions are a legal matter and only a title examination by an attorney would normally uncover such restrictive covenants. Thus, an examination by a title attorney is recommended on the subject property if any questions regarding such restrictions arise.

================================================================================


                                      -30-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            HIGHEST AND BEST USE
================================================================================

      According to the Dictionary of Real Estate Appraisal, Third Edition
(1993), a publication of the Appraisal Institute , the highest and best use of real property is defined as:

      The reasonably probable and legal use of vacant land or an improved property, which is physically possible, appropriately supported, financially feasible, and that results in the highest value. The four criteria the highest and best use must meet are legal permissibility, physical possibility, financial feasibility, and maximum profitability.

      We evaluated the sites' highest and best use as if vacant. In this case, the highest and best use must meet the aforementioned criteria. The use must be
(1) legally permissible, (2) physically possible, (3) financially feasible, and
(4) maximally productive.

Highest and Best Use, As If Vacant

      The first test concerns permitted uses. According to our understanding of the zoning ordinance noted earlier in this report, the site could be developed with general office and public uses. Residential, retail and industrial uses are not permitted.

      The second test is what is physically possible. As discussed in the Property Description section, the shape of the individual parcels, soil, available utilities, topography, etc. do not physically limit development given the sites' suburban location. Additionally, we know of no easements which adversely impact the property. Thus, the sites have no physical limiting conditions to restrict development.

      The third and fourth tests are, respectively, what is feasible and what will produce the highest net return. After determining those uses which are physically possible and legally permissible, the remaining uses must be analyzed in light of their financial feasibility. That is, for a potential use to be seriously considered, it must have the potential to provide a sufficient return to attract investment capital from alternative forms of investments.

      The subject parcels are part of the Arboretum Office Park. Additional office use would be logical and consistent with surrounding uses. Other successful office developments have been developed in the surrounding areas, leading to the conclusion that another similar use may also succeed. With the site's good access and excellent location along the Midlothian Turnpike and Powhite Parkway, prospective tenants would likely be interested in this location. Accordingly, we conclude that the highest and best use of the subject would be to develop an office building.

      Although the office market in which the subject competes is showing improvement in vacancy and rental rates, the rent level is still insufficient to support the cost of new speculative construction. Currently, with the exception of the pre-leased office space, there are no speculative buildings underway in the subject market. Furthermore, this has been the case for the past five years. This attests to the limited feasibility of new construction in the subject market; however, as rental rates continue to increase, new construction is anticipated to be feasible in the near future. A recent survey by the Morton G. Thalhimer brokerage firm indicated that new speculative construction may be seen in the market within one to two years.

      Based on the foregoing, development of the sites, as if vacant, with speculative office buildings appears unlikely at the present time. Nevertheless, there are a number of larger

================================================================================


                                      -31-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
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

                                                            Highest and Best Use
================================================================================

tenants in the marketplace and a distinct lack of large availabilities. Therefore, development of the sites on a build-to-suit basis could begin soon.

As Improved

      According to the Dictionary of Real Estate Appraisal, highest and best use of the property as improved is defined as:

      The use that should be made of a property as it exists. An existing property should be renovated or retained as is so long as it continues to contribute to the total market value of the property, or until the return from a new improvement would more than offset the cost of demolishing the existing building and constructing a new one.

      The highest and best use "as vacant" and "as improved" must be compatible. If the site value as though vacant is greater than the property as improved (less demolition cost), then existing improvements have no value. Sometimes, however, existing improvements have interim use value. If the highest and best use of the site as though vacant is holding for future development, then the improvements might make a short term contribution to property value.

      As noted in the Property Description section of this report, the subject sites are improved with two office buildings totaling 30,791 and 73,195 net rentable square feet. Completed in 1991, the improvements are functional in design and are of good quality when compared to suburban office developments in Chesterfield County. The building are 92 and 96 percent occupied. Since the subject as improved closely resembles the ideal use, the existing use reflects the highest and best use. Converting the subject to an alternative use would not be appropriate as the current use is consistent with the ideal use. No other modification would appear to make economic sense.

      Given our final value conclusion there is obviously sufficient value in the property, as improved, to negate any possible redevelopment of the tract for the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. This premise is obviously contingent upon property management exercising prudence in maintaining the property.

      For these reasons, it is our opinion that the subject property, as presently developed, represents the highest and best use of the site as improved.

================================================================================


                                      -32-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     ---------------------------

                                                               VALUATION PROCESS
================================================================================

      In this appraisal, we have used the Sales Comparison Approach and the Income Capitalization Approach to develop a market value estimate.

      The Cost Approach was not performed for the following reasons:

      o As discussed in the Highest and Best Use section, new construction is not feasible in the subject market at the present time. Consequently, some external/economic obsolescence is inherent in the reproduction/replacement cost new of the subject improvements. Quantifying this form of obsolescence is highly subjective and very theoretical. As a result, the reliability of this approach becomes very suspect under these circumstances.

      o The investment marketplace does not typically trade buildings such as the subject on a cost/value basis.

      o The value being sought is the leased fee estate, whereas the Cost Approach normally depicts the fee simple estate. Therefore, the interest being appraised cannot be reflected by the Cost Approach in its traditional form.

      o Market participants do not typically use this approach as a determinant of value but rather as a reasonableness test that they are paying less than replacement cost. While not justification in itself to omit the approach, it does underscore its overall lack of relevance in the market place.

      In the Sales Comparison Approach, we performed the following steps:

      o Searched the market for recent office building sales within the Richmond area which contain similar physical and economic characteristics to the subject property.

      o Analyzed differences between those sales and the subject on the basis of the sales price per square foot of net rentable area and extracted overall capitalization rates.

      o Correlated the various value indications into a point value estimate from within the range.

      In developing the Income Capitalization Approach, we:

      o Studied rents in effect in the immediate and competing areas to estimate potential rental income at market levels for the properties.

      o Studied the recent history of operating expenses at the subject property and competing properties to estimate an appropriate level of stabilized expenses and reserves for replacement.

      o Estimated net operating income by subtracting stabilized expenses from potential gross income after deduction for vacancy and collection loss.

================================================================================


                                      -33-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Valuation Process
================================================================================

      o Prepared a discounted cash flow analysis in which the estimated income and expenses over a projected holding period, and the estimated property value at the time of reversion, are discounted at an appropriate rate to estimate present market value.

      In estimating the final value, we performed the following:

      o Reviewed and re-examined each of the approaches to value which were employed.

      o Considered the type and reliability of the data used and applicability of each approach.

      o     Reconciled the approaches to a final value conclusion.

================================================================================


                                      -34-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       SALES COMPARISON APPROACH
================================================================================

Methodology

      In the Sales Comparison Approach, we estimated value by comparing these individual properties with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

      By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, we can identify value and price trends. The basic steps of this approach are:

1. research recent, relevant property sales and current offerings throughout the competitive area;

2. select and analyze properties that are similar to the property appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

3. identify sales that include favorable financing and calculate the cash equivalent price;

4. reduce the sale prices to a common unit of comparison such as price per square foot of net rentable area, effective gross income multiplier, and overall capitalization rate;

5. make appropriate comparative adjustments to the prices of the comparable properties to relate them to the property being appraised; and

6.    interpret the adjusted sales data and draw a logical value conclusion.

      In this instance, the sale prices inherent in the comparables were reduced to those common units of comparison that can be used to analyze improved properties that are similar to the subject. Considering the available units of comparison, one of the most important benchmarks used by buyers and sellers of office building is price per square foot of net rentable area (NRA).

      The following summary chart includes recent transactions of suburban office and flex buildings from which price trends can be identified for the extraction of value parameters. The complete survey results on each property appear in detain in the Addenda of the report.

================================================================================


                                       -35-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

                              Arboretum VI and VII
                                Arboretum Parkway
                          Chesterfield County, Virginia

                            Summary of Building Sales

=============================================================================================================================
                                                                      Net                     Cash      Sale Price  Overall
Sale                                                 Year Built   Rentable      Percent   Equivalent     Per SF      Rate
 No.      Name/Location                  Sale Date    Renovated   Area (SF)    Occupied   Sale Price      (NRA)
=============================================================================================================================
  1   Vistas at Brookfield               May 1997       1985       70,582         95%     $5,840,000     $82.74     10.66%
      5516 and 5540 Falmouth Street
      Henrico County, Virginia
-----------------------------------------------------------------------------------------------------------------------------
  2   Liberty Mutual Building            Dec 1996       1990       58,184         95%     $6,000,000    $103.12     10.83%
      4101 Cox Road
      Henrico County, Virginia
-----------------------------------------------------------------------------------------------------------------------------
  3   Aetna Building                    June 1996       1990      100,178         99%    $10,750,000    $107.31     10.20%
      4701 Cox Road
      Henrico County, Virginia
-----------------------------------------------------------------------------------------------------------------------------
  4   Capitol One                        Feb 1996       1996      108,000        100%    $10,914,000    $101.06     10.26%
      4881 Cox Road
      Henrico County, Virginia
-----------------------------------------------------------------------------------------------------------------------------
  5   Owens & Minor                     Sept 1995       1989       63,000        100%     $7,241,000    $114.94      8.71%
      4800 Cox Road
      Henrico County, Virginia
-----------------------------------------------------------------------------------------------------------------------------
  6   Technology Park                    Nov-1994       1985      120,098         98%     $7,241,905     $60.30     12.37%
      1001-1063 Technology Park
      Henrico County, Virginia
-----------------------------------------------------------------------------------------------------------------------------
  7   Gaskins Center                     Dec-1994       1986       97,394         95%     $5,350,000     $54.93      10.5%
      3801-27 Gaskins Road
      Henrico County, Virginia
=============================================================================================================================
Subj  Arboretum VI and VII               Date of        1991       30,791-        92%-        --           --          --
      Chesterfield County, Virginia       Value                    73,195         96%
=============================================================================================================================


                                       -36-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      The subject property consists of two office buildings in Chesterfield County. The buildings are generally classified in two categories: Class A multi-story office and Class B one-story flex buildings. Arboretum VI comprises Class A office product. Arboretum VII is a one-story flex building with 100 percent office finish. For purposes of this analysis, we will analyze the subject via the Sales Comparison Approach in the two groups described above.

Sales Price Per Square Foot Analysis

      The comparables indicate sales prices ranging from $82.74 to $114.94 per square foot for multi-story Class A office product (Sales I-1 through I-5) and $54.93. to $60.30 per square foot of net rentable area for flex product with 55 to 70 percent office finish (Sales I-6 and I-7). These prices per square foot have been influenced by differences in construction quality, condition of the premises, character of the tenancy, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first four elements (property rights conveyed, financing, conditions of sale, market conditions) must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology. After these first four adjustments, we will consider the comparable by property type: office or flex.

      Property Rights Conveyed

      At the time of sale, all of the comparable sales were encumbered by existing leases; therefore, the leased fee estate was conveyed in each case. As such, no adjustments are warranted for differences in property rights conveyed.

      Seller Financing/Cash Equivalency

      All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

      Conditions of Sale

      The conditions of sale evidenced by the comparables appear to be typical of the market and do not reflect unusual motivations of the parties.

      Market Conditions

      As shown in the summary table, the transactions occurred between November 1994 and May 1997. As indicated in the Office Market Analysis section, the suburban Richmond office market has strengthened over the past year, with declining vacancy and increasing rents. With the exception of Sale I-1, which occurred in May 1997, all of the sales require upward adjustments for the date of sale to reflect the improved market conditions.

      Class A Office Building

      As previously discussed, Arboretum VI comprises a multi-story Class A office building that was constructed in 1991. This building is considered superior to the other property which is the subject of this appraisal.

      We researched five improved sales of Class A office buildings within metropolitan Richmond. These sales, Comparables I-1 through I-5, sold between September 1995 and May 1997 for $82.47 to $114.94 per square foot. As previously discussed, with the exception of Sale I-1, which occurred in May 1997, all of the sales require upward adjustments for the date of sale to reflect the improved market conditions.

================================================================================


                                       -37-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      The sales are all located within Henrico County in the Northwest Quadrant and are considered superior in terms of location. With the exception of Sales I-1 and I-4, all of the comparables are basically of similar age/condition as the subject and are considered similar from a physical standpoint. Sale I-1 was constructed in 1985 and is older than the subject buildings, requiring an upward adjustment. In addition, this building has high expenses caused by an inefficient floorplate. Sale I-4 was built in 1996 and represents new construction and requires a downward adjustment for its superior age/condition.

      Occupancy at these projects ranged from 95 to 100 percent, which is considered basically equivalent to the subject's occupancy of 92 percent. Sale I-5 was fully leased to a single tenant for an eleven year term and had limited rollover risk, accounting for the higher overall sale price.

      Sale I-1 is considered slightly inferior to the subject due to its older age and inefficient floorplate. Sales I-2 and I-3 are of similar age to the subject, but are located in a better submarket. Thus, they are considered slightly superior. Sale I-4 is located in a better submarket and represents newer construction; thus, it is also considered superior. Sale I-5 is considered significantly superior due the longevity of the existing lease and resulting limited rollover over the holding period. The following chart summarizes how each sale compares to the subject property.

================================================================================
                            Improved Sales Comparison
================================================================================
                                                  Overall Rating
                                Sale Price          Relative to
                    No.           Per SF            the Subject
================================================================================
                   I-1           $ 82.74             Inferior

                   I-2           $103.12         Slightly Superior

                   I-3           $107.31         Slightly Superior

                   I-4           $101.06         Slightly Superior

                   I-5           $114.94       Significantly Superior
================================================================================

      Because of the multiple differences inherent in office properties with respect to quality and design, location, and economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best.

      Comparable I-1, with a sale price of $82.74 per square foot, is considered inferior to the subject, while Comparables I-2 through I-5, with sale prices of $101.06 to $114.94 per square foot, are considered superior. Thus, the subject's value should most likely fall within the range of $82.74 and $101.06 per square foot, and probably nearer the high end of the range because Sales I-2 through I-4 are considered only slightly superior.

      In consideration of the above analysis, we conclude a value for Arboretum VI, which is a Class A office building, at $90.00 to $95.00 per square foot of net rentable area. Our estimated value by the sales price per square foot method is calculated as follows:

================================================================================


                                       -38-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

======================================================================================================
                                         Class A Office Building
                                      Sales Price Per Square Foot
======================================================================================================
  Property      Size (SF)     Price Per SF             Calculated Value            Rounded Value
======================================================================================================
Arboretum VI     73,195      $90.00 - $95.00       $6,587,550 - $6,953,525    $6,600,000 - $7,000,000
======================================================================================================

Flex Buildings

      As previously discussed, Arboretum VII comprises a one-story flex building with 100 percent office finish. This building is considered inferior to the other property which is the subject of this appraisal.

      We researched two improved sales of flex buildings within metropolitan Richmond. These sales, Comparables I-6 and I-7 sold between November and December 1994 for $54.93 to $60.30 per square foot. The buildings contain a significantly lower percentage of office finish relative to the subject building at 55 to 70 percent. Thus, in determining a unit price for the subject's flex buildings, we also utilized Comparable Sale I-1. It is our opinion that the value of the subject building lies within the range indicated by the flex buildings with lower office finish and the low end of the range indicated for pure multi-story office product.

      The sales are all located within Henrico County in the Northwest Quadrant and are considered superior in terms of location, requiring downward adjustments. All of the sales represent slightly older construction than the subject and are considered slightly inferior in terms of age/condition, requiring upward adjustments. Sale I-1 comprises a multi-story Class A office building with 100 percent office finish, requiring a downward adjustment for its superior quality. Sales I-6 and I-7 represent flex product with 55 to 70 percent office finish, requiring an upward adjustment for the lower build-out. Occupancy at these projects ranged from 95 to 98 percent, which is considered basically equivalent to the subject occupancy of 96 percent. Thus, no adjustment is required for this factor.

      Sale I-1 is considered superior to the subject due to its better location and quality of construction (pure office product). Sales I-6 and I-7 are considered overall inferior to the subject due to their inferior age/condition and lower percentage of office finish, as well as for the date of sale. The following chart summarizes how each sale compares to the subject property.

================================================================================
                            Improved Sales Comparison
================================================================================
                                                    Overall Rating
                              Sale Price              Relative to
                 No.            Per SF                the Subject
================================================================================
                 I-1            $82.74                  Superior
                 I-6            $60.30                  Inferior
                 I-7            $54.93                  Inferior
================================================================================

      Because of the multiple differences inherent in office properties with respect to quality and design, location, and economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best.

================================================================================


                                       -39-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      Comparable I-1, with a sale price of $82.74 per square foot, is considered superior to the subject, while Comparables I-6 and I-7, with sale prices of $54.93 to $60.30 per square foot, are considered inferior. Thus, the subject's value should most likely fall within the range of $60.30 and $82.74 per square foot.

      In consideration of the above analysis, we conclude a value for Arboretum VII, which is a one-story flex building with 100 percent office finish, at $65.00 to $75.00 per square foot of net rentable area. Our estimated value by the sales price per square foot method is calculated as follows:

===================================================================================================
                                            Flex Building
                                   Sales Price Per Square Foot
===================================================================================================
  Property          Size      Price Per SF         Calculated Value             Rounded Value
                    (SF)
===================================================================================================
Arboretum VII      30,791    $65.00 - $75.00    $2,001,415 - $2,309,325     $2,000,000 - $2,300,000
===================================================================================================


Final Conclusions via Sales Comparison Approach

      The subject property consists of two office properties. Individual sales comparisons were prepared for each property leading to a conclusion of value on a building by building basis via the Sales Comparison Approach which are summarized in the following table:

================================================================================
                             Sales Comparison Approach
================================================================================
                Property                             Value Conclusion
================================================================================
                Arboretum VI                        $6,600,000 - $7,000,000
                Arboretum VII                       $2,000,000 - $2,300,000
================================================================================

================================================================================


                                       -39-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  INCOME CAPITALIZATION APPROACH
================================================================================

Methodology

      The Income Capitalization Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected.

      The two most common methods of converting net income into value are direct capitalization and discounted cash flow analysis. In direct capitalization, net operating income is divided by an overall rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future net income streams and a reversionary value are discounted to an estimate of net present value at a chosen yield rate (internal rate of return).

      In our opinion, the discounted cash flow method is the more appropriate capitalization technique as the subject property consists of two office buildings occupied by a number of tenants at differing rental rates for varying lease terms. Direct capitalization does not adequately account for the subtleties of all those variables. The following is a discussion of our discounted cash flow analysis for each building which comprises the subject property.

      Because our subject property consists of various classes of office properties, we will first analyze rental rates and conclude to a market rent for each category. Thereafter, we will discuss each property individually in sequence, applying its appropriate market rent.

Market Rent Analysis

      Arboretum VI is a three-story Class A office building, while Arboretum VII is a one-story Class B flex building with 100 percent office finish. Each property type appeals to a different market segment and will generate a different rent level. As a result, we have estimated a market rent appropriate for each property type.

      In order to form a conclusion of current market rent, consideration is given to the most recent leases within the Arboretum Office Park since these deals are the best comparables and therefore, the best indicators of achievable rents. The table on the following page highlights the most recent leasing activity within the park. In addition, we have examined actual lease data for competitive buildings in the suburban Richmond market. The comparable rentals are outlined in the table on the second following page. The majority of comparable rentals are located in established business and industrial parks in Henrico and Chesterfield Counties.

================================================================================


                                       -41-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
                                                           Recent Leases
                                                       Arboretum Office Park
------------------------------------------------------------------------------------------------------------------------------------
                                                            Minimum                                                      Tenant
Comp.                           Lease           Lease Size    Rent    Term   Expense Stop    Annual                    Improvement
 No.  Building Name/Address      Date  Yr Built    (SF)      ($/SF)   (Yrs)    ($/SF)      Escalations  Concessions   Allowance (SF)
------------------------------------------------------------------------------------------------------------------------------------
 1   Arboretum I                Mar-97   1988     6,383      $15.75     3     Base Year       4.0%         None            $2.00
                                Nov-96              961      $16.50     5     Base Year       4.0%         None            As Is

 2   Arboretum III              Mar-97   1988       904      $16.00     1     Base Year        N/A         None            As Is
                                Feb-97            1,874      $15.95   1.6     Base Year       3.0%                         $1.00
                                Oct-96            2,441      $15.95     3     Base Year       4.0%         None            As Is
 3   Arboretum VI               Mar-97   1991     2,678      $16.75     3     Base Year       4.0%         None            $7.00
     -------------------------------------------------------------------------------------------------------------------------------
                  Totals                         15,241      $16.15     3     Base Year   3.0% - 4.0%      None        $0.00 - $7.00
     -------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
                                                     COMPARABLE OFFICE RENTALS
------------------------------------------------------------------------------------------------------------------------------------
                                                            Minimum                                                      Tenant
Comp.                           Lease           Lease Size    Rent    Term   Expense Stop    Annual                    Improvement
 No.  Building Name/Address      Date  Yr Built    (SF)      ($/SF)   (Yrs)    ($/SF)      Escalations  Concessions   Allowance (SF)
------------------------------------------------------------------------------------------------------------------------------------
 1   Wheat First Securities     May-97   1997     5,638      $17.00     3     Base Year       2.50%        None           $13.00
     10700 North Park Drive
     Innsbrook, Henrico County

 2   Rowe Plaza                 Feb-97   1990     4,422      $16.50     5     Base Year        3.0%        None           $10.00
     4510 Cox Road
     Innsbrook, Henrico County

 3   Liberty Mutual Building    Feb-97   1990     4,000      $16.00     5     Base Year        3.0%        None            $6.00
     4101 Cox Road
     Innsbrook, Henrico County

 4   The Allstate Building      Jan-97   1986     1,300      $16.00     5     Base Year        3.0%        None            $5.00
     4191 Cox Road
     Innsbrook, Henrico County
     -------------------------------------------------------------------------------------------------------------------------------
                                   Totals        15,360      $16.38     5     Base Year    2.5% - 3.0%     None       $5.00 - $13.00
     -------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

==========================================================================================================================
                                                 COMPARABLE FLEX RENTALS
--------------------------------------------------------------------------------------------------------------------------
                                                                         Minimum
Comp.                              Lease              %     Lease Size   Rent      Term     Expense Stop        Annual
 No. Building Name/Address          Date           Office      (SF)     ($/SF)     (Yrs)       ($/SF)         Escalations
--------------------------------------------------------------------------------------------------------------------------
 1   Interstate Center             Jun-97    1981   100%       2,933    $13.50       3     Tax Escalation        5.0%
     Laburnum Avenue               Sep-96           100%      10,503    $13.75       5        Base Year          3.0%
     Henrico County                Aug-96           100%       1,407    $14.75       2        Base Year          3.0%
                                   Jun-96           100%       3,353    $14.00       5          None             3.5%
                                   Jun-96           100%       9,126    $13.00       7        Base Year          2.0%

 2   Dabney A-1                    Apr-97    1984   100%       7,000    $13.50       5        Base Year          3.0%
     2238 Dabney Road              May-97           100%       6,860     $8.50      10       Triple Net          3.0%
     Henrico County

 3   North Run Business Park       Mar-97    1990    75%       4,576     $9.00       5       Triple Net          3.0%
     1550 East Parham Road
     Henrico County

 4   Parham Forest Business Park   Feb-97    1985    78%       6,966     $8.75       3       Triple Net          CPI
     2800-52 Parham Road
     Henrico County
     ---------------------------------------------------------------------------------------------------------------------
                            Totals                            41,182    $13.80       4        Base Year      2.0% - 3.0%
                                                                                                               Average
     ---------------------------------------------------------------------------------------------------------------------
==========================================================================================================================


===============================================================
                                      COMPARABLE FLEX RENTALS
---------------------------------------------------------------
                                                      Tenant
Comp.                                              Improvement
 No. Building Name/Address          Concessions  Allowance (SF)
---------------------------------------------------------------
 1   Interstate Center                  None         Renewal
     Laburnum Avenue                    None           N/A
     Henrico County                     None          $1.50
                                      2 months        $8.50
                                        None         $10.00

 2   Dabney A-1                          N/A           N/A
     2238 Dabney Road
     Henrico County

 3   North Run Business Park          4 months         N/A
     1550 East Parham Road
     Henrico County

 4   Parham Forest Business Park        None          None
     2800-52 Parham Road
     Henrico County
     ----------------------------------------------------------
                            Totals      None

     ----------------------------------------------------------
===============================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Class A Multi-Story Office

      This property type consist of Arboretum VI, which is three stories in height and contains 73,195 square feet. Typical unit sizes are between 535 and 11,946 square feet, with most in the 2,000 to 6,000 square foot range.

      The most recently leases signed in the Arboretum Office Park range from $15.75 to $16.75 per square foot, full service. Annual escalators were 3.0 to
4.0 percent. Tenant improvements ranged from none to $7.00 per square foot. Additional rent for these leases include operating expense escalation over the base year of occupancy. The 1997 leases at Arboretum III and the lease at Arboretum VI represent new leases (rather than renewals). These leases indicate rents of $15.95 to $16.75 per square foot. The highest rent of $16.75 per square foot was achieved at the subject property (Arboretum VI) and includes the highest tenant improvement allowance of $7.00 per square foot.

      Prior to adjustment, the comparables reflect a rental range of $16.00 to $17.00 per square foot, full service. After adjustment for rent concessions, the range was unchanged. Rental 1, which indicated the highest rent of $17.00 per square foot, represents new construction and included a tenant improvement allowance of $13.00 per square foot. It is our opinion that the subject's rent will be lower than the rent indicated for new construction. Excluding this rental, the range narrows to $16.00 to $16.50 per square foot.

      There are few concessions being granted in today's market. None of the rentals included above standard tenant improvement allowances. Allowances ranged from $5.00 to $10.00 per square foot for second generation space. Annual rent escalations were generally 2.5 to 3.0 percent per year. Lease terms ranged from three to five years, with most at five years.

      Several brokers indicated that the market has continued to improve over the last 12 to 24 months, with rents increasing and concessions remaining almost non-existent. In the view of many, the leasing market has generally reached stabilization and delivery of new office buildings to the market will be the primary influence on rental rate and occupancy trends. In keeping with these observations, we have assumed that market rent will increase at an average rate of 3.5 percent per annum through the projection period. As discussed in the Office Market Analysis section, rent spikes are not anticipated to occur in the minds of market participants due primarily to the large amounts of vacant land available for development. Investors surveyed indicated that rent spikes were highly speculative and generally not incorporated into their purchase decisions. Although many investors felt that rental rates may in fact grow at a rate greater than inflation over the short term, they are unwilling to make this assumption in their investment projections. Although it is not inconceivable that rent spikes could occur, we believe the prudent approach at this stage is level rent growth. Finally, free rent and tenant workletter concessions will remain consistent with current levels.

      The most recent lease deals within the Arboretum Office Park of $15.95 to $16.75 per square foot are basically in-line with the rents for new leases in the market of $16.00 to $16.50 per square foot. In our opinion, market rents for Class A space at Arboretum VI will be $16.50 per square foot, recognizing that some leasing will be done above and below this rate.

      The above estimated market rents assume the following concession package.

================================================================================


                                       -45-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                        Free Rent                  Tenant Improvements
================================================================================
New Leases        1997         0 months   1997                            $8.00
                  Thereafter   0 months   Growing Thereafter at 3.5%
--------------------------------------------------------------------------------
Renewing Leases   1997         0 months   1997                            $4.00
                  Thereafter   0 months   Growing Thereafter at 3.5%
================================================================================

      Flex Building

      This property type consist of Arboretum VII, which is a one-story flex building with 100 percent office build-out and 30,791 square feet of space. Typical unit size are between 1,111 and 20,577 square feet, with most in the 3,000 square foot range.

      The most recently leases signed in the Arboretum Office Park for this property type were executed in 1996 and range from $11.25 to $12.85 per square foot, full service. Annual escalators were 3.0 to 4.0 percent. Additional rent for these leases include operating expense escalation over the base year of occupancy.

      Prior to adjustment, the comparables reflect a rental range of $8.50 to $9.00 per square foot, triple net, and $13.00 to $14.75 per square foot, full service. Adjusting the triple net leases to a full service basis by adding expenses of about $3.50 to $4.00 per square foot, indicates an adjusted rent of $12.00 to $13.00 per square foot. Thus, the indicated rental range is $12.00 to $14.75 per square foot. As depicted by the rentals, there does not appear to be a significant rent differential between 80 and 100 percent office finish. Thus, we have not adjusted the comparables to the subject for this factor. All of the comparables are located in a superior location within the Northwest Quadrant. However, this factor is offset somewhat by their older age. Nonetheless, it is our opinion that the subject's rent will fall at the low end of the indicated range given its inferior location.

      There are few concessions being granted in today's market. None of the rentals included above standard tenant improvement allowances. Allowances ranged from $0.00 to $10.00 per square foot for second generation space. Annual rent escalations were generally 2.0 to 3.5 percent per year. Lease terms ranged from three to ten years, with most at five years.

      The most recent lease deals at the Arboretum Office Park of $11.25 to $12.85 per square foot in 1996 are at the low end of the range for new leases in the market of $12.00 to $14.75 per square foot. In our opinion, market rents for one-story flex space at Arboretum VII will be $12.00 per square foot. The above estimated market rents assume the following concession package.

================================================================================
                             Free Rent                Tenant Improvements
================================================================================
New Leases            1997         0 months   1997                         $6.00
                      Thereafter   0 months   Growing Thereafter at 3.5%
--------------------------------------------------------------------------------
Renewing Leases       1997         0 months   1997                         $3.00
                      Thereafter   0 months   Growing Thereafter at 3.5%
================================================================================

      Market Rent Summary

      The following table summarizes the estimated market rent for the subject property.

================================================================================


                                       -46-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                       Year Built        No.         Class          Market
   Property                            Stores                        Rent
================================================================================
   Arboretum VI          1991            3            A            $16.50
   Arboretum VII         1991            1            B            $12.00
================================================================================

Arboretum VI

      This property consists of a 73,195 square foot three-story Class A office building which is 92 percent leased to 18 tenants. Tenants range in size from 535 to 11,946 square feet. Prime Company is the largest tenant, occupying 24 percent of the building, with a lease expiration in 2005. All of the remaining leases expire by the year 2002. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      The current weighted average rental rate during is $15.59 per square foot full service. Market rent for this building is estimated at $16.50 per square foot. The subject's current average rent is below market and reflective of older leases signed at lower rates. The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is comprised of local companies and does not represents an atypical credit risk.

      Expense Reimbursements

      Consistent with market leasing practice for this type of real estate, the majority of tenants are responsible for their pro-rata share of operating expenses (including real estate taxes) when they exceed those incurred during the first full year of their occupancy. Future leases in the subject property are projected to be structured in a similar fashion.

      Allowance for Vacancy and Credit Loss

      A deduction must be made from the total gross revenues due an investor to account for the possibility of vacancy and/or non-collection of rent. We have, therefore, deducted 2.0 percent from gross revenues as a global allowance for the non-payment of rent and expenses reimbursements by a tenant. This rate has considered the creditworthiness of the tenant roster and long-term market conditions.

      Additionally, our analysis over time has incorporated a lag vacancy allowance which provides for downtime between the expiration of an existing lease and the commencement of a new lease. Given the limited amount of space availability in the market, we estimate that a 70 percent of the time a tenant will renew and 30 percent of the time a tenant will vacate upon lease expiration. We estimate that a space will remain vacate for six to twelve months on average between tenants, or say nine months. Therefore, the weighted average lag vacancy utilized between lease expirations can be calculated as follows:

================================================================================


                                       -47-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

                              Lag Vacancy Allowance
================================================================================
       Event    Probability   X           Down Time      =       Weighted Time
================================================================================
    Rollover       70%        X            - 0 -         =          - 0 -
    Turnover       30%        X           9 months       =        2.7 months
--------------------------------------------------------------------------------
    Total         100%         Average Weighted Time     =    3.0 months rounded
================================================================================

      Based on the subject's weighted average downtime between leases, the overall average occupancy rate of this building over the ten year holding period is 95.4 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 93.4 percent. This is consistent with market experience over the long term.

      Total Operating Expenses

      We were provided with historical operating expense data and the 1997 budget for this building, a copy of which is included in the Addenda. Finally, we analyzed expense data from our files on similar properties.

      Total Operating Expenses

      Total operating expenses have decreased from $6.03 in 1994 to $5.05 per square foot in 1996. The 1997 budget calls for $5.63 per square foot. The expenses are somewhat high relative to other comparable buildings in the greater Richmond area; however, a review of the individual expense categories indicated bad debt expenses included within general & administrative expenses. In the initial year of the investment holding period, we project operating expenses as follows:

      Real Estate Taxes - We discussed real estate taxes in the Real Estate Tax and Assessments section. This expense was estimated at $64,812.

      Operating Expenses - This expense category includes insurance, water and sewer charges, repairs and maintenance, contract services, etc. Historically, this line item fluctuated from $3.34 to $4.48 per square foot, with a 1997 budget estimate of $3.55 per square foot. Relying on the current budget, as supported by other known operating expenses in the area, we stabilized this cost at $3.55 per square foot.

      General & Administrative - This item of expense covers payroll, supervision and the preparation of all budgets, office expenses, licenses and the like. Deducting bad debt expenses, this category has been adjusted to $37,350 or $0.51 per square foot.

      Management - This item of expense provides for professional management services like collections, supervision and the preparation of all budgets. Typical management fees typically range from 3.0 to 4.0 percent of effective gross income. The 1997 budget provides from a management fee of
      3.0 percent. Based on market data, we used 3.0 percent.

================================================================================


                                       -48-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Other Non-Operating Expenses

      Other, non-operating expenses are projected in this analysis from prevailing commission schedules, construction costs and accepted practices. We analyzed each item of capital expenditure in an attempt to project what the typical investor in a property like the subject would consider reasonable, based upon informed opinion and experience. The following is a discussion of the other, non-operating expenses incorporated into this analysis.

      Tenant Improvements- Upon the expiration of a lease, we applied a tenant improvement allowance of $8.00 per square foot for new tenants and $4.00 per square foot for renewing tenants. This expense is not passed through to the tenants. The probability factor applies to speculative renewals. Tenant improvements/finish costs are projected to increase at the rate of
      3.5 percent per year through the projection period.

      Leasing Commissions - New leases will require a leasing commission equivalent to 4.0 percent of total rental income and 2.0 percent on renewal leases. The new lease commission rate reflects the fact that a landlord will typically be charged a commission of 3.0 to 4.0 percent by the tenant's agent and 2.0 to 3.0 percent by the landlord's agent. Upon renewal, landlords resist paying leasing commissions, but typically pay a portion of the full commission rate or a partial fee to the management company for its assistance in working with the tenant. This expense item is not passed through to the tenant. The probability factor is used for speculative renewals.

      Reserves - Reserves for replacements should be (though as a practical matter, they may not be) set aside to accumulate an amount sufficient to replace and/or repair certain major building components, i.e., roof, HVAC system, etc. during the period under analysis. We have estimated capital reserves of $0.25 per net rentable square foot for Year One, increasing by
      3.5 percent per year throughout our analysis.

      All the above discussed expenses are forecasted to increase at an average annual rate of 3.5 percent over the investment holding period. The forecast of projected growth rates in all categories of expense reflect typical investor expectations as noted in the Cushman & Wakefield Investor Survey, which is in the Addenda. Except where noted, our projected growth rates for the various types of expense categories generally do not attempt to reflect growth rates for any individual year, but rather the long term trend over the period of analysis.

Cash Flow Projection

      On the following page is our 11 year cash flow projections which include our 10 year holding period and 11th year reversion. The cash flow reflects the results of the PRO-JECT+ plus projection.

================================================================================


                                       -49-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Arboretum VI
                                Arboretum Parkway
                          Chesterfield County, Virginia

                               Cash Flow Analysis

================================================================================================================================
                         Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year
                                1998         1999         2000         2001         2002         2003         2004         2005
================================================================================================================================
REVENUE FROM OPERATIONS
Rental Income             $1,109,997   $1,140,719   $1,189,784   $1,271,854   $1,269,830   $1,275,697   $1,374,299   $1,378,525
Total Recoveries             $15,033      $22,907      $31,249      $43,886      $55,452      $54,781      $58,485      $57,817
Less: Credit Loss           ($22,501)    ($23,273)    ($24,421)    ($26,315)    ($26,506)    ($26,610)    ($28,656)    ($28,727)
                          ------------------------------------------------------------------------------------------------------
Effective Gross Income    $1,102,529   $1,140,353   $1,196,612   $1,289,425   $1,298,776   $1,303,868   $1,404,128   $1,407,615

EXPENSES
Real Estate Taxes            $65,757      $68,059      $70,441      $72,906      $75,458      $78,099      $80,832      $83,661
Operating Expenses          $263,820     $273,054     $282,611     $292,502     $302,740     $313,335     $324,302     $335,653
General & Administrative     $37,895      $39,221      $40,594      $42,015      $43,485      $45,007      $46,582      $48,213
Management                   $33,076      $34,211      $35,898      $38,683      $38,963      $39,116      $42,124      $42,229
                          ------------------------------------------------------------------------------------------------------
TOTAL EXPENSES              $400,548     $414,545     $429,544     $446,106     $460,646     $475,557     $493,840     $509,756

                          ======================================================================================================
Net Operating Income        $701,981     $725,808     $767,068     $843,319     $838,130     $828,311     $910,288     $897,859
                          ======================================================================================================

Commissions                  $35,257      $18,882      $40,094       $6,763      $24,705      $51,895      $22,931      $34,170
Capital Reserves             $18,299      $18,939      $19,602      $20,288      $20,998      $21,733      $22,494      $23,281
Alterations                  $80,495      $43,110      $91,538      $15,440      $56,403     $118,481      $52,353      $78,014
                          ------------------------------------------------------------------------------------------------------
                            $567,930     $644,877     $615,834     $800,828     $736,024     $636,202     $812,510     $762,394
================================================================================================================================


================================================================
                          Fiscal Year  Fiscal Year  Fiscal Year
                                 2006         2007         2008
================================================================
REVENUE FROM OPERATIONS
Rental Income              $1,444,523   $1,557,195   $1,577,387
Total Recoveries              $39,082      $47,449      $47,517
Less: Credit Loss            ($29,672)    ($32,093)    ($32,498)
                         ---------------------------------------
Effective Gross Income     $1,453,933   $1,572,551   $1,592,406

EXPENSES
Real Estate Taxes             $86,590      $89,620      $92,757
Operating Expenses           $347,401     $359,560     $372,144
General & Administrative      $49,900      $51,647      $53,454
Management                    $43,618      $47,177      $47,772
                         ---------------------------------------
TOTAL EXPENSES               $527,509     $548,004     $566,127

                         =======================================
Net Operating Income         $926,424   $1,024,547   $1,026,279
                         =======================================

Commissions                   $74,187      $29,947      $47,721
Capital Reserves              $24,096      $24,939      $25,812
Alterations                  $169,377      $68,371     $108,951
                         ---------------------------------------
                             $658,764     $901,290     $843,795
================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. We estimated an appropriate terminal rate based on indicated rates in today's market.

================================================================================
                         Summary of Capitalization Rates
================================================================================
                    Sale                      Capitalization
                     No.                          Rate
================================================================================
                      1                          10.66%
                      2                          10.83%
                      3                          10.20%
                      4                          10.26%
                      5                           8.71%
================================================================================

      The OARs for the comparable sales from which we were able to derive capitalization rates ranged from 8.71 to 10.83 percent. A premium was added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including a possible deterioration in market conditions for the property. Investors typically add 50 to 100 basis points to the "going-in" rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

Discount Rate Analysis

      We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

      Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

================================================================================
                       Autumn 1996 Investor Survey
                        Suburban Office Buildings
================================================================================
                  Going-in            Terminal             IRR
                 Low     High      Low      High      Low      High
================================================================================
      Mean      8.80%    9.50%     9.30%    9.90%    11.2%    11.6%
--------------------------------------------------------------------------------
      Range     8.00%    11.0%     8.00%    11.0%    10.0%    13.0%
================================================================================

      The preceding table summarizes the investment parameters of some of the most prominent investors currently acquiring high-grade investment properties in the United States. Generally speaking, our survey reveals terminal capitalization rates of 8.0 to 11.0 percent with the average low and high responses of 9.3 and 9.9 percent for investment grade offices in non-CBD suburban locations.

================================================================================


                                       -51-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      The wide range of investment parameters indicates that property risk and yield are assessed to a particular investment property based on a variety of variables. Risk is the primary determinant, and the risk variables include whether current contract rents are significantly above or below current market rents; the amount and timing of tenant rollovers; the risk to lease-up the property and the strength of the market during the lease-up period; the durability of the cash flow, and its ability to increase with inflation along with the creditworthiness of the existing tenancy; investor demand for the property type; the diversification of the metropolitan area; the property's location within the local market and the supply and demand for the property type within the market; and the effective age of the property.

      The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey. We realize that this type of survey reflects target rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of these two rates for our cash flow model.

      Discussions with local investors and brokers including Morton G. Thalhimer, Harrison and Bates, Innsbrook Development Company and the Joyner Company, to name a few, indicated a yield rate range of 12.0 to 13.0 percent for suburban Richmond office properties and a terminal capitalization rate of 10.0 to 10.5 percent. One investor familiar with the Richmond market noted that, given the second-tier orientation of the Richmond market (on a national scale), the subject's discount rate would be above the mean indicated in our national survey. Another broker indicated that an investor purchasing a building recently within Innsbrook utilized as discount rate of 12.5 percent and a terminal rate of 10.0 percent.

      In our DCF model, we selected a terminal capitalization rate that accounted for the anticipated holding period and reflected the subject's tenancy, quality and location. This rate also reflected the risk involved in our DCF analysis based on the income and expense projections that were modeled, as well as the approximate age of the property at the end of the holding period. The rate we selected reflects the rollover risk over the holding period, as well as the strengthening office market.

Conclusion

      Using a 10.5 percent terminal rate and a 12.0 percent discount rate, our cash flow model indicated a value of $7,000,000 or $95.63 per square foot. This value estimate produces an implied going-in capitalization rate of 10.0 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

      Regarding the composition of the yield, a significant 56 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Greater risk is evident when the reversion provides a larger percentage of the overall return than the cash

================================================================================


                                       -52-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

flows. Finally, the average annual cash on cash return equals 10.2 percent, based on this value conclusion. This rate would generate investor interest because the yields are appropriate relative to the risks involved.

================================================================================


                                       -53-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Arboretum VI

                                Arboretum Parkway
                          Chesterfield County, Virginia

                          Discounted Cash Flow Analysis

================================================================================
                NET        DISCOUNT        PRESENT                     ANNUAL
CALENDAR       CASH        FACTOR @       VALUE OF    COMPOSITION   CASH ON CASH
  YEAR         FLOW          12.00%      CASH FLOWS     OF YIELD       RETURN
================================================================================

  1998     $567,930    X    0.89286   =    $507,080         7.28%       8.11%
  1999     $644,877    X    0.79719   =    $514,092         7.38%       9.21%
  2000     $615,834    X    0.71178   =    $438,338         6.29%       8.80%
  2001     $800,828    X    0.63552   =    $508,941         7.31%      11.44%
  2002     $736,024    X    0.56743   =    $417,640         6.00%      10.51%
  2003     $636,202    X    0.50663   =    $322,320         4.63%       9.09%
  2004     $812,510    X    0.45235   =    $367,538         5.28%      11.61%
  2005     $762,394    X    0.40388   =    $307,918         4.42%      10.89%
  2006     $658,764    X    0.36061   =    $237,557         3.41%       9.41%
  2007     $901,290    X    0.32197   =    $290,191         4.17%      12.88%
                                         ----------        -----
Total Present Value of Cash Flows        $3,911,616        56.17%      10.20%
                                                                      Average
Reversion:
  2008   $1,026,279 (1) /    10.50%   =  $9,774,086
       Less: Cost of Sale @   3.00%        $293,223
                                         ----------
       Net Reversion                     $9,480,863
       X Discount Factor                    0.32197
                                         ----------

Total Present Value of Reversion         $3,052,584        43.83%

Total Present Value of Cash Flow         $6,964,200       100.00%

          ROUNDED:                       $7,000,000
                                         ==========

         ---------------------------------------------------------
          Gross Leasable Area (S.F.):                      73,195
          Per Square Foot of Gross Leasable Area:          $95.63
          Implicit Going-In Capitalization Rate:
             Year One NOI                                $701,981
             Going-In Capitalization Rate:                  10.0%
         ---------------------------------------------------------

Note: (1) Net Operating Income
================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Arboretum VII

      This property consists of a 30,791 square foot single story flex building that contains 100 percent office finish. The building is 96 percent occupied by four tenants. There is one vacant 1,111 square foot space. Cellular One is the largest tenant, occupying 20,577 square feet, or 67 percent of the building, through July 1997. Cellular One pays a current rent of $12.66 per square foot. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      The current weighted average rental rate is $12.96 per square foot full service. Market rent for this building is estimated at $12.00 per square foot. The subject's current average rent is slightly above market; however, it will become more in-line with market rent in year one, when Cellular One's lease expires. The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is comprised of local companies and does not represents an atypical credit risk.

      Expense Reimbursements

      Similar to the above discussed property, all of the leases were negotiated on a full service basis. This analysis reflects this leasing structure.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 95.1 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 93.1 percent.

      Total Operating Expenses

      Total operating expenses ranged from $4.64 to $5.03 per square foot between 1994 and 1996. The 1997 budget calls for $4.68 per square foot. Real estate taxes were estimated in the Tax and Assessment section at $25,115. With respect to operating expenses, the budget projected this line item at $3.01 per square foot, which is in-line with the historical trends at $2.98 to $3.79 per square foot. Accordingly, we estimated this expense consistent with the budget. General and administrative expenses included bad debt expenses and have been adjusted to $15,744 or $0.51 per square foot.

      Other Non-Operating Expenses

      We applied a tenant improvement allowance of $6.00 per square foot for new tenants and $3.00 per square foot for renewing tenants. Again, the probability factor applies to speculative renewals. We employed the same leasing commissions and capital reserves as used for Arboretum VI.

================================================================================


                                       -55-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Arboretum VII
                                Arboretum Parkway
                          Chesterfield County, Virginia

                               Cash Flow Analysis

================================================================================================================================
                         Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year  Fiscal Year
                                1998         1999         2000         2001         2002         2003         2004         2005
================================================================================================================================
REVENUE FROM OPERATIONS
  Rental Income             $337,623     $416,898     $407,799     $440,617     $440,267     $385,663     $491,596     $483,643
  Total Recoveries            $3,107       $8,512      $11,886      $16,935      $21,284      $12,141       $8,264      $11,535
  Less: Credit Loss          ($6,815)     ($8,508)     ($8,394)     ($9,151)     ($9,231)     ($7,956)     ($9,997)     ($9,904)
                           -----------------------------------------------------------------------------------------------------
Effective Gross Income      $333,915     $416,902     $411,291     $448,401     $452,320     $389,848     $489,863     $485,274

EXPENSES
  Real Estate Taxes          $25,481      $26,373      $27,296      $28,252      $29,240      $30,264      $31,323      $32,419
  Operating Expenses         $94,068      $97,361     $100,768     $104,295     $107,945     $111,723     $115,634     $119,681
  General & Administrative   $15,974      $16,533      $17,111      $17,710      $18,330      $18,972      $19,636      $20,323
  Management                 $10,017      $12,507      $12,339      $13,452      $13,570      $11,695      $14,696      $14,558
                           -----------------------------------------------------------------------------------------------------
TOTAL EXPENSES              $145,540     $152,774     $157,514     $163,709     $169,085     $172,654     $181,289     $186,981

                           =====================================================================================================
Net Operating Income        $188,375     $264,128     $253,777     $284,692     $283,236     $217,194     $308,574     $298,293
                           =====================================================================================================

  Commissions                $39,992           $0      $11,507           $0           $0      $54,401           $0      $14,145
  Capital Reserves            $7,698       $7,967       $8,246       $8,535       $8,833       $9,143       $9,462       $9,794
  Alterations                $86,916           $0      $25,008           $0           $0     $118,232           $0      $30,741
                           -----------------------------------------------------------------------------------------------------
                             $53,769     $256,161     $209,016     $276,157     $274,402      $35,418     $299,112     $243,613
================================================================================================================================


===============================================================
                         Fiscal Year  Fiscal Year  Fiscal Year
                                2006         2007         2008
===============================================================
REVENUE FROM OPERATIONS
  Rental Income             $526,687     $542,487     $446,747
  Total Recoveries           $14,666      $21,631      $16,014
  Less Credit Loss          ($10,827)    ($11,282)     ($9,255)
                           ------------------------------------
Effective Gross Income      $530,526     $552,836     $453,506

EXPENSES
  Real Estate Taxes          $33,554      $34,728      $35,944
  Operating Expenses        $123,870     $128,205     $132,692
  General & Administrative   $21,034      $21,770      $22,532
  Management                 $15,916      $16,585      $13,605
                           ------------------------------------
TOTAL EXPENSES              $194,374     $201,288     $204,773

                           ====================================
Net Operating Income        $336,162     $351,548     $248,733
                           ====================================

  Commissions                     $0           $0      $64,711
  Capital Reserves           $10,136      $10,491      $10,858
  Alterations                     $0           $0     $140,637
                           ------------------------------------
                            $326,016     $341,057      $32,527
===============================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 3.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $2,000,000 or $64.95 per square foot. This value estimate produces an implied going-in capitalization rate of 9.4 percent, which is slightly below the anticipated return necessary to interest investors for this quality of building; however, It is skewed downward due to the significant rollover in the first year of the holding period due to Cellular One's lease expiration for 67 percent of the building.

      Regarding the composition of the yield, a significant 62 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 11.6 percent.

================================================================================


                                       -57-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Arboretum VII

                                Arboretum Parkway
                          Chesterfield County, Virginia

                          Discounted Cash Flow Analysis

================================================================================
                NET        DISCOUNT        PRESENT                     ANNUAL
CALENDAR       CASH        FACTOR @       VALUE OF    COMPOSITION   CASH ON CASH
  YEAR         FLOW          12.00%      CASH FLOWS     OF YIELD       RETURN
================================================================================

  1998      $53,769    X    0.89286   =     $48,008         2.46%       2.69%
  1999     $256,161    X    0.79719   =    $204,210        10.47%      12.81%
  2000     $209,016    X    0.71178   =    $148,773         7.63%      10.45%
  2001     $276,157    X    0.63552   =    $175,503         9.00%      13.81%
  2002     $274,402    X    0.56743   =    $155,703         7.98%      13.72%
  2003      $35,418    X    0.50663   =     $17,944         0.92%       1.77%
  2004     $299,112    X    0.45235   =    $135,303         6.93%      14.96%
  2005     $243,613    X    0.40388   =     $98,391         5.04%      12.18%
  2006     $326,016    X    0.36061   =    $117,565         6.03%      16.30%
  2007     $341,057    X    0.32197   =    $109,811         5.63%      17.05%
                                         ----------        -----
Total Present Value of Cash Flows        $1,211,211        62.08%      11.57%
                                                                      Average
Reversion:
  2008     $248,733 (1) /    10.50%   =  $2,368,886
       Less: Cost of Sale @   3.00%         $71,067
                                         ----------
       Net Reversion                     $2,297,819
       X Discount Factor                    0.32197
                                         ----------

Total Present Value of Reversion           $739,836        37.92%

Total Present Value of Cash Flow         $1,951,048       100.00%

          ROUNDED:                       $2,000,000
                                         ==========

         ---------------------------------------------------------
          Gross Leasable Area (S.F.):                      30,791
          Per Square Foot of Gross Leasable Area:          $64.95
          Implicit Going-In Capitalization Rate:
             Year One NOI                                $188,375
             Going-In Capitalization Rate:                   9.4%
         ---------------------------------------------------------

Note: (1) Net Operating Income
================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Final Conclusions via Income Approach

      The subject property consists of two office properties: a three-story Class A building (Arboretum VI) and a one-story Class B flex building (Arboretum
VII). Individual cash flow projections were prepared for each property leading to a conclusion of value on a building by building basis via the Income Capitalization Approach which are summarized in the following table:

================================================================================
                                 Income Approach
================================================================================
         Property                  Value Conclusion           Value Per SF
================================================================================
         Arboretum VI                  $7,000,000                 $95.63
         Arboretum VII                 $2,000,000                 $64.95
================================================================================

================================================================================


                                       -59-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         RECONCILIATION AND FINAL VALUE ESTIMATE
================================================================================

      We have considered two of the three traditional approaches to estimating market value of commercial real estate in our analysis, which indicate the following values for the subject property:

================================================================================
       Property               Sales Comparison            Income Capitalization
================================================================================
       Arboretum VI         $6,600,000 - $7,000,000              $7,000,000
       Arboretum VII        $2,000,000 - $2,300,000              $2,000,000
================================================================================

      The three traditional methods of estimating the market value of commercial real estate are not mutually exclusive approaches to deriving an estimate of most probable selling price, but are interdependent methodologies, each relying on components from at least one of the other approaches. Hence, the Cost Approach requires extensive market data to derive estimates of depreciation and to determine the value of land as if vacant. This approach may also require income data in order to make adjustments for functional and economic obsolescence. The Sales Comparison Approach requires application of methods from the Income Capitalization Approach in order to make adjustments for differences in income that have influenced the sale price. Consideration of market data is also required for the Income Capitalization Approach in the selection and application of equity, capitalization and discount rates, and estimation of income and expenses. Consequently, it is our opinion that purchasers and sellers, at least intuitively, consider components of all three approaches in the process of negotiating an acceptable price for a particular property.

      It is the Income Capitalization Approach, however, that is logically considered the most appropriate technique for estimating the value of income producing property. Not only does this approach represent the most direct and accurate simulation of market behavior, it is the method explicitly employed by buyers and sellers in acquisition and disposition decisions. Therefore, following the implied dictum of the market, we have used an approach based primarily on projected income as the foundation for our valuation of the subject property.

      There are several additional reasons why the Sales Comparison Approach does not form the basis of our value estimate for the subject property. The quantity and quality of market information inhibits the use of the Sales Comparison Approach. Inadequacy of information regarding gross and net income, lease details and expenses of comparable sales often deters accurate and relevant adjustments of unit price indicators. Comparison at a dollar per square foot level precludes the analysis of those key factors which form the basis for projections on which the purchase decision was made.

      Based on our complete appraisal, as defined by the Uniform Standards of Professional Appraisal Practice, we have formed an opinion that the prospective market values of the leased fee estate in the referenced properties, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 1, 1997, will be:

================================================================================


                                       -60-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         Reconciliation and Final Value Estimate
================================================================================

================================================================================
           Property                                Market Value
================================================================================
        Arboretum VI                                $7,000,000
        Arboretum VII                               $2,000,000
================================================================================

================================================================================


                                       -61-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5. Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================


                                       -62-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Assumptions And Limiting Conditions
================================================================================

6. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them);
      (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the property. C&W recommends that an expert in this field be employed.

================================================================================


                                       -63-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

1. Kelly J. Small inspected the property and prepared the report. Donald R. Morris, MAI, Manager, Cushman & Wakefield of Washington D.C., Valuation Advisory Services, inspected the property and has reviewed and approved the report.

2.    The statements of fact contained in this report are true and correct.

3. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

6. No one provided significant professional assistance to the persons signing this report.

7. Our analyses, opinions and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. As of the date of this report, Donald R. Morris, MAI, have completed the requirements of the continuing education program of the Appraisal Institute.

10. It is our opinion that the estimated market value of the subject property, in as-is condition, as of the effective date of the appraisal, as of July 1, 1997, is:

================================================================================
                      Property                  Value Conclusions
================================================================================
                      Arboretum VI                  $7,000,000
                      Arboretum VII                 $2,000,000
================================================================================


/s/ Kelly J. Small         /s/ Donald R. Morris

Kelly J. Small             Donald R. Morris, MAI
Appraiser                  Manager, Director
                           Virginia Certified General Appraiser No. 4001-002465

================================================================================


                                       -64-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         ADDENDA
================================================================================




================================================================================

                                                                         Addenda
================================================================================


                                Legal Description

                                                                  Exhibit "A-2"


                                  ARBORETUM VI

                                LEGAL DESCRIPTION

as outlined in red on Exhibit "A-1" attached hereto and made a part hereof, out of a larger building situated on the 7.739 acre parcel shown on the attached plat prepared by Dewberry and Davis, dated September 29, 1989, attached hereto as Exhibit "A-3" and made a part hereof

                                                                   Exhibit "B-1"


                                  ARBORETUM VII
                                LEGAL DESCRIPTION

as outlined in red on Exhibit "B" attached hereto and made a part hereof out of a larger building situated on the 4.213 acre parcel as shown on the plat prepared by Dewberry and Davis dated September 29, 1989, attached hereto as Exhibit "B-2" and made part hereof.

                                                                         Addenda
================================================================================


                                   Floor Plans

                               [GRAPHIC OMITTED]
                   [FLOOR PLANS OF ARBORETUM VI FIRST FLOOR]

                               [GRAPHIC OMITTED]
                                 [ARBORETUM VI]

                                 CHILDRESS KLEIN
                               P R 0 P E R T I E S

                                                                         Addenda
================================================================================


                                   Site Plans

                               [GRAPHIC OMITTED]

                       [PLAT SHOWING TWO PARCELS OF LAND]

                                                                         Addenda
================================================================================


                             Improved Building Sales

                                                            OFFICE BUILDING SALE
================================================================================

I-1                                               Sale

Building Name:                                    Vistas at Brookfield

Location:                                         5516 and 5540 Falmouth Street
                                                  Brookfield Office Park
                                                  Richmond, Henrico, VA

Grantor:                                          Continental Properties, Inc.

Grantee:                                          Brookfield Holdings LP

Date of Sale:                                     05/01/97

Physical Description:
  Gross Building Area;                            70,582 Square Feet
  Net Rentable Area:                              70,582 Square Feet
  Year Built:                                     1985
  Occupancy at Sale:                              95%
  Quality:                                        Good
  Stories:                                        4

Sale Price:                                       $5,840,000

Terms of Sale:                                    All cash

Economic Indicators:
  Effective Gross Income:                         $1,149,812    Buyer's Proforma
  Less: Operating Expenses:                       $527,000
  Net Operating Income:                           $622,812

Appraisal Indicators:
  Effective Gross Inc. Mult.:                     5.08
  Overall Rate (OAR):                             10.66%

Sale Price/Square Foot (GSF):                     $82.74

Sale Price/Square Foot (RSF):                     $82.74

COMMENTS:

  This is the sale of two four-story Class B office buildings located within the Brookfield Office
  Park, just south of the intersection of
  Interstate 64 and West Broad Street. The buildings are adjoining and were 95 percent leased at the time of sale to numerous mid-size tenants including AEC Engineering, Brian
  Brothers, and Kelsum and Lee. According to the broker for the sale, there was limited

                                                            OFFICE BUILDING SALE
================================================================================

I-1 Continued

  rollover over the next two years. Rental rates in this building range from $15.50 to $16.50 per square foot, full service.

  The broker also indicated that the expenses for these buildings are high due to high utility expenses caused by an inefficient floorplate. A
  $10,000 credit was given to the buyer for physical item.

                                                        OFFICE BUILDING SALE
================================================================================

I-2                                              Sale

Building Name:                                   Liberty Mutual Building

Location:                                        4101 Cox Road
                                                 Innsbrook Office Park
                                                 Richmond, Henrico, VA

Grantor:                                         Home Beneficial Life Ins Co.

Grantee:                                         Highwoods-Forsythe LP

Date of Sale:                                    12/01/96

Recording Data:                                  2691/2034

Physical Description:
 Gross Building Area:                            58,184 Square Feet
 Net Rentable Area:                              58,184 Square Feet
 Year Built:                                     1990
 Occupancy at Sale:                              95%
 Quality:                                        Good

Sale Price:                                      $6,000,000

Terms of Sale:                                   All cash

Economic Indicators:
 Effective Gross Income:                         $940,000       Buyer's Proforma
 Less: Operating Expenses:                       $290,000
 Net Operating Income:                           $650,000

Appraisal Indicators:
 Effective Gross Inc. Mult.:                     6.38
 Overall Rate (OAR):                             10.83%

Sale Price/Square Foot (GSF):                    $103.12

Sale Price/Square Foot (RSF):                    $103.12

COMMENTS:

 This is the sale of a Class A building that was 100 percent occupied by five tenants. Capitol One was the largest tenant, with 35,000 square feet, followed by Libery Mutual with 18,000 square feet. The seller's proforma included a lower effective gross income and higher expense estimate, resulting in a lower overall rate of
 10.0 percent. The property was marketed for six months before

                                                            OFFICE BUILDING SALE
================================================================================

I-2 Continued

  selling.

  The building was delivered to the market during the beginning of the recession, with a subsequent poor absorption history. The lender ultimately foreclosed on the property and sold it to Home Beneficial Life
  Insurance Company in December 1993 for $5,050,000.
  The 1993 sale included 2.9 acres of excess land valued at $252,000. The most recent acquisition did not include this land.

                                                            OFFICE BUILDING SALE
================================================================================

I-3                                              Sale

Building Name:                                   Aetna Building

Location:                                        4701 Cox Road
                                                 Innsbrook Office Park
                                                 Richmond, Henrico, VA

Grantor:                                         4701 Cox Road LP

Grantee:                                         Highwoods-Forsythe LP

Date of Sale:                                    06/01/96

Recording Data:                                  2656/1793

Physical Description:
 Gross Building Area:                            100,178 Square Feet
 Net Rentable Area:                              100,178 Square Feet
 Year Built:                                     1990
 Occupancy at Sale:                              99 %
 Quality:                                        Good
 Stories:                                        4

Sale Price:                                      $10,750,000

Terms of Sale:                                   All cash

Economic Indicators:
 Effective Gross Income:                         $1,546,763     Buyer's Proforma
 Less: Operating Expenses:                       $451,338
 Net Operating Income:                           $1,095,425

Appraisal Indicators:
 Effective Gross Inc. Mult.:                     6.95
 Overall Rate (OAR):                             10.2%

Sale Price/Square Foot (GSF):                    $107.31

Sale Price/Square Foot (RSF):                    $107.31

COMMENTS:
 This property was built in 1990 with Aetna as the lead tenant. Atena subsequently downsized, vacating 56,000 square feet.

 The property was acquired in July 1993 by several local investors for speculative investment. The initial owner,

                                                            OFFICE BUILDING SALE
================================================================================

I-3 Continued

  Rowe Development, experienced company-wide financial problems and lost most of its extensive office holdings. The previous purchaser was a Dutch group who viewed the property as a long term investment with good upside potential. They considered the loss of Aetna as a lead tenant as minimal risk given the low occupancy in Innsbrook.

  At the time of sale, the property was 99 percent, with the most recent rental rates at $16.00 to $16.50 per square foot. The income data presented above was estimated by the buyer based on existing leases and expenses and do not include reserves, leasing commissions, or alterations.

                                                            OFFICE BUILDING SALE
================================================================================

I-4                                              Sale

Building Name:                                   Capitol One

Location:                                        4881 Cox Road
                                                 Innsbrook Office Park
                                                 Richmond, Henrico, VA

Grantor:                                         Liberty Property LP

Grantee:                                         First Security Bank of Utah

Date of Sale:                                    02/01/96

Recording Data:                                  2633/402

Physical Description:
  Gross Building Area:                           108,000 Square Feet
  Net Rentable Area:                             108,000 Square Feet
  Year Built:                                    1996
  Occupancy at Sale:                             100 %
  Quality:                                       Good
  Stories:                                       4

Sale Price:                                      $10,914,000

Terms of Sale:                                   Cash to seller

Economic Indicators:
  Effective Gross Income:                        $1,178,500             Actual
  Less: Operating Expenses:                      $58,925
  Net Operating Income:                          $1,119,575

Appraisal Indicators:
  Effective Gross Inc. Mult.:                    9.26
  Overall Rate (OAR):                            10.26%

Sale Price/Square Foot (GSF):                    $101.06

Sale Price/Square Foot (RSF):                    $101.06

COMMENTS:

  This was a build-to-suit project for which a purchase option was exercised immediately after completion of construction. At the time of sale, the building was triple net leased to the tenant at a rental rate of $10.91 per square foot.

                                                            OFFICE BUILDING SALE
================================================================================

I-5                                               Sale

Building Name:                                    Owens & Minor Headquarters

Location:                                         4800 Cox Road
                                                  Innsbrook Office Park
                                                  Richmond, Henrico, VA

Grantor:                                          Owens & Minor JV

Grantee:                                          O&M Investors LP

Date of Sale:                                     09/01/95

Recording Data:                                   2604/1487

Physical Description:
  Gross Building Area:                            63,000 Square Feet
  Net Rentable Area:                              63,000 Square Feet
  Year Built:                                     1989
  Occupancy at Sale:                              100 %
  Quality:                                        Good

Sale Price:                                       $7,241,000

Terms of Sale:                                    All cash

Economic Indicators:
  Effective Gross Income:                         $778,000            Actual
  Less: Operating Expenses:                       $147,261
  Net Operating Income:                           $630,739

Appraisal Indicators:
  Overall Rate (OAR):                             8.71 %

Sale Price/Square Foot (GSF):                     $114.94

Sale Price/Square Foot (RSF):                     $114.94

COMMENTS:

  This represents a sale/leaseback of the Owens &
  Minors Headquarters office building. At the time of sale, the buiding was triple net leased for eleven years to a single tenant at a rental rate of $12.35 per square foot. The rent schedule over the term is as follows:

  Yr 1:      $778,000
  Yr 2:      $828,000

                                                            OFFICE BUILDING SALE
================================================================================

I-5 Continued

  Yr 3:     $867,500
  Yr 4-10:  $878,000
  Yr 11:    $927,500

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------


I-6                              Sale

Building Name:                   Technology Park

Location:                        1001-1063 Technology Park
                                 Richmond, Henrico, VA

Parcel Number:                   033-A-52

Grantor:                         Virginia Center

Grantee:                         Highwoods Realty LP

Date of Sale:                    11/29/94

Recording Data:                  2558-499

Recording Date:                  11/29/94

Physical Description:

 Land Area:                      736,600 Square Feet
                                 16.91 Acres
 Gross Building Area:            120,098 Square Feet
 Finished Office Area:           70.0 %
 % Air Conditioned:              70 %
 Sprinklered:                    No
 Year Built:                     1985
 Land/Building Ratio:            6.13:1
 Rail Access:                    No
 Construction Type:              Masonry
 Zoning:                         M-1C

Sale Price:                      $7,241,905

Terms of Sale:                   Cash to seller

Economic Indicators:
 Gross Annual Income:            $1,089,538            Seller's Proforma
 Less: Vacancy:                  $21,791               Seller's Proforma
 Effective Gross Income:         $1,067,747            Seller's Proforma
 Less: Operating Expenses:       $171,740              Seller's Proforma
 Net Operating Income:           $896,007              Seller's Proforma

Appraisal Indicators:
 Overall Rate (OAR):             12.37%

Sale Price/Square Foot (GSF):    $60.30

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------


I-6 (Continued)

      COMMENTS:

      Tenants pay rent on a net basis with expense pass throughs.

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------


I-7                               Sale

Building Name:                    Gaskins Centre A & C

Location:                         3801-3827 Gaskins Rd & 9878
                                  to 9898 Mayland Drive
                                  Richmond, Henrico, VA

Parcel Number:                    48-4-D-1A, 1B

Grantor:                          Crown Life Insurance Co

Grantee:                          Banks Gaskins LP

Date of Sale:                     12/29/94

Recording Data:                   2562-1857

Recording Date:                   12/29/94

Physical Description:

  Land Area:                      428,195 Square Feet
                                  9.83 Acres
  Gross Building Area:            97,394 Square Feet
  Finished Office Area:           55.0%
  % Air Conditioned:              55%
  Sprinklered:                    No
  Year Built:                     1986
  Land/Building Ratio:            4.4:1
  Rail Access:                    No
  Zoning:                         M-1C

Sale Price:                       $5,350,000

Terms of Sale:                    Cash equivalent

Economic Indicators:
  Gross Annual Income:            $715,902                   Seller's Proforma
  Less: Vacancy:                  $35,795                    Seller's Proforma
  Effective Gross Income:         $680,107                   Seller's Proforma
  Less: Operating Expenses:       $118,632                   Seller's Proforma
  Net Operating Income:           $561,475                   Seller's Proforma

Appraisal Indicators:
  Overall Rate (OAR):             10.5%

Sale Price/Square Foot (GSF):     $54.93

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------



I-7 Continued

COMMENTS:

      Rents in this property were in the $6.62 to $9.05 per square foot range, with tenants responsible for utilities and janitorial.

                                                                         Addenda
--------------------------------------------------------------------------------


                                    Rent Roll

5/8/97 WMG

================================================================================

Arboretum VI Office
9011 Arboretum Parkway
Richmond, Virginia 23236
7.739 Acres/75,392 Gross Buliding Area
Rent Roll

                                                                             Apr-97            Base    Base
                                  Lease        Lease     Security    Apr     Rental     Esc    Year    Year
Flr              Tenant         Commence      Expires    Deposit     RSF      Rate      Rate   Esc.    Stop   Term
-----------------------------------------------------------------------------------------------------------------------
1st  Johnson Mirmiran Thompson  01-Nov-96    30-Nov-99    2,242     4,484    $16.74     1.04     4%      --     37

     New England Life           01-Aug-96    31-Jul-01       90     6,741     15.50     1.00    96     5.56     60

     Norfolk Southern           01-Mar-97    28-Feb-00              2,678     16.75     1.00    97       --     36

     Signet                     15-Mar-94    14-Mar-99              1,947     16.93     1.03     3%      --     60

     TPK Asset Management       15-May-94    14-May-99    2,432     2,048     15.27     1.04   3.5%      --     60

     Drake Beam Morin           01-Jul-93    31-Aug-98              5,153     15.98     1.00    93     5.25     62

2nd  Manufacturers Life         01-Sep-96    31-Aug-01              5,573     16.15     1.03   n/a       --     60

     Drake Beam (Exp)           06-Jan-96    30-Jun-97              1,315     16.50     1.00   n/a       --

     PrimeCo                    15-Aug-95    31-Jul-05              5,628     14.85    varies   96     5.56    119

     PrimeCo                    15-Sep-95    31-Jul-05             11,946     14.87    varies   96     5.56    118

3rd  Ohio Casualty Insurance    01-Apr-91    30-Sep-01              3,748     14.75    3% - 4%  97             126

     Speculative (Ohio)                                             5,760

     Healthsource Provident     01-Apr-96    31-Mar-99              3,898      0.00    1.04     96     5.56     36

     Microsoft                  01-Apr-96    31-Mar-98              1,405     16.81    1.05      5%      --     24

     Cornwell Enterprises       01-May-94    30-Apr-97    5,663     4,607     16.25    1.05      5%      --     36

     Ericsson                   01-Mar-96    28-Feb-99                741     16.23    1.03     96     5.56     36

     Building Conference Room                                         378                      n/a

     Lincoln Financial          01-Mar-93    28-Feb-99              3,158     16.66    1.05      5%      --     72

     Norrell Services           01-May-93    30-Apr-98    1,281     1,452     14.76    1.03      3%      --     60

     Globe Life & Accident      01-Jul-94    30-Jun-97      650       535     14.58    1.00    n/a       --     36

     Total Occupied                                      12,358    67,435

     Total Leased                                                  67,435

     Total Available                                                5,760

     Total Building                                                73,195

     % Occupied                                                     92.13%

     % Leased                                                       92.13%


Rent Roll                          Current
                                     Rent
Flr              Tenant             @ 4/97    Specific Use of Space
-----------------------------------------------------------------------------
1st  Johnson Mirmiran Thompson     $6,254.00  Engineers

     New England Life               8,707.00  Life Insurance Company

     Norfolk Southern               3,738.04  Railway Company

     Signet                         2,747.00  Mortgage Company

     TPK Asset Management           2,606.00  Asset Manager

     Drake Beam Morin               6,861.00  Publisher

2nd  Manufacturers Life             7,500.33  Life Insurance Company

     Drake Beam (Exp)               1,808.13  Publisher

     PrimeCo                        6,964.00  Phone Company

     PrimeCo                       14,798.47  Phone Company

3rd  Ohio Casualty Insurance        4,606.92  Life Insurance Company

     Speculative (Ohio)

     Healthsource Provident             0.00  Health Insurance

     Microsoft                      1,967.70  Computer Company

     Cornwell Enterprises           6,239.00  Author

     Ericsson                       1,002.00  Radio system sales

     Building Conference Room

     Lincoln Financial              4,384.00  Insurance

     Norrell Services               1,786.00  Employment Agency

     Globe Life & Accident            650.00  Life Insurance Company

     Total Occupied               $82,619.59

     Total Leased

     Total Available

     Total Building

     % Occupied

     % Leased

================================================================================

5/8/97 WMG

================================================================================
Arboretum VII Office
9211 Arboretum Parkway
Richmond, Virginia 23236
4.215 Acres/30,357 Gross Building Area
Rent Roll

                                                                             Apr-97            Base    Base
                                  Lease        Lease     Security    Apr     Rental     Esc    Year    Year
Flr              Tenant         Commence      Expires    Deposit     RSF      Rate      Rate   Esc.    Stop   Term
-----------------------------------------------------------------------------------------------------------------------

1st  Cellular One               31-Oct-91    31-Dec-96              20,577   12.66     1.035    4%      --      62

     Duboy Advertising          01-Feb-92    28-Feb-02               3,117   15.02     1.03     n/a            121

     Speculative
       (Success Stories)        01-Feb-92    28-Feb-98               1,111    0.00     1.03                      0

     B. F. Saul (Expansion)     01-Sep-96    31-Aug-99               2,969   12.85     1.03      3%      -      36

     B. F. Saul                 01-Feb-94    31-Aug-99               3,017   12.95     1.03      3%      -      67

     Total Occupied                                         --      29,680

     Total Leased                                                   29,680

     Total Available                                                 1,111

     Total Building                                                 30,791

     % Occupied                                                     96.39%

     % Leased                                                       96.39%

-------------------------------------------------------------------------------------------------------------------------
     Total RF&P Arboretum

     Total Occupied                                      130,112   462,003

     Total Leased                                                  462,979

     Total Available                                                11,140

     Total Building                                                474,119

     % Occupied                                                     97.44%

     % Leased                                                       97.65%
-------------------------------------------------------------------------------------------------------------------------

Rent Roll                         Current
                                   Rent
Flr              Tenant           @ 4/97    Specific Use of Space
------------------------------------------------------------------------------

1st  Cellular One               $21,709.00  Phone Company

     Duboy Advertising            3,901.00  Advertising

     Speculative
       (Success Stories)              0.00

     B. F. Saul (Expansion)       3,178.95  Mortgage Company

     B. F. Saul                   3,256.00  Mortgage Company

     Total Occupied             $32,044.95

     Total Leased

     Total Available

     Total Building

     % Occupied

     % Leased

----------------------------------------------
     Total RF&P Arboretum

     Total Occupied             $546,210.30

     Total Leased

     Total Available

     Total Building

     % Occupied

     % Leased
----------------------------------------------

================================================================================

                                                                         Addenda
--------------------------------------------------------------------------------


                              Operating Statements

                         Historical Operating Statements
                                  Arboretum, VI

Building NRA               73,195 SF

                                               1994 Actual             1995 Actual           1996 Actual           1997 Budget
                                         ---------------------    -------------------   -------------------   -------------------
Item                                        Amount      Per SF      Amount     Per SF     Amount     Per SF     Amount     Per SF
---------------------------------------------------------------------------------------------------------------------------------
INCOME
    Gross Income                         $ 1,157,791    $15.82    $1,082,314   $14.79   $1,034,992   $14.14   $1,112,154   $15.19
    Reimbursements                            (2,298)    (0.03)          905     0.01        2,803     0.04        3,507     0.05
                                         ---------------------    -------------------   -------------------   -------------------
    Total Income                         $ 1,155,492    $15.79    $1,083,219   $14.80   $1,037,795   $14.18   $1,115,661   $15.24

EXPENSES
    Real Estate Taxes                    $    54,589    $ 0.75    $   55,218   $ 0.75   $   59,570   $ 0.81   $   69,496   $ 0.95
    Operating Expense                        328,223      4.48       306,908     4.19      244,599     3.34      260,028     3.55
    General & Administrative                       0      0.00             0     0.00       39,951     0.55       50,805     0.69
    Management Fee                            58,852      0.80        54,749     0.75       25,879     0.35       33,135     0.45
                                         ---------------------    -------------------   -------------------   -------------------
    Total Expenses                       $   441,664    $ 6.03    $  416,875   $ 5.70   $  369,999   $ 5.05   $  413,464   $ 5.65

NET OPERATING INCOME                     $   713,828    $ 9.75    $  666,344   $ 9.10   $  667,795   $ 9.12   $  702,197   $ 9.59
                                         =====================    ===================   ===================   ===================

--------------------------------------------------------------------------------
Note: Acquired in June, 1996. YTD expenses are June through December, annualized.

                         Historical Operating Statements
                                  Arboretum VII

Building   NRA                                   30,791 SF

                                               1994 Actual             1995 Actual           1996 Actual           1997 Budget
                                         ---------------------    -------------------   -------------------   -------------------
Item                                        Amount      Per SF      Amount     Per SF     Amount     Per SF     Amount     Per SF
---------------------------------------------------------------------------------------------------------------------------------
INCOME
   Gross Income                          $382,741       $12.43    $337,417     $10.96   $353,669     $11.49   $289,967     $ 9.42
   Reimbursements                          15,190         0.49      18,721       0.61     26,388       0.86     29,280       0.95
                                         ---------------------    -------------------   -------------------   -------------------
   Total Income                          $397,931       $12.92    $356,137     $11.57   $380,057     $12.34   $319,247     $10.37

EXPENSES
   Real Estate Taxes                     $ 20,796       $ 0.68    $ 21,480     $ 0.70   $ 22,918     $ 0.74   $ 23,190     $ 0.75
   Operating Expense                      116,668         3.79     119,119       3.87     91,767       2.98     92,716       3.01
   General & Administrative                     0         0.00           0       0.00     17,242       0.56     19,091       0.62
   Management Fee                          15,822         0.51      14,245       0.46     10,858       0.35      9,186       0.30
                                         ---------------------    -------------------   -------------------   -------------------
   Total Expenses                        $153,286       $ 4.98    $154,844     $ 5.03   $142,786     $ 4.64   $144,183     $ 4.68

NET OPERATING INCOME                     $244,644       $ 7.95    $201,293     $ 6.54   $237,271     $ 7.71   $175,064     $ 5.69
                                         =====================    ===================   ===================   ===================

--------------------------------------------------------------------------------
Note: Acquired in June, 1996.  YTD income is June through December, annualized.

                                                                         Addenda
--------------------------------------------------------------------------------


                                 Investor Survey

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                   OFFICE MARKET - URBAN/CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%    10.0%    10.0%    10.0%    11.5%    11.5%     3.0%     3.0%     3.0%     4.0%    10.0   10.0
                              9.5%    10.0%    10.0%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             13.0%    13.0%      --       --     14.0%    14.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.3%     9.3%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     9.0%     8.5%     9.0%    10.5%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                      11       11       10       10       11       11       11       11       11       11       11     11
Average (%)                   9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%    10.0%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             15.0%    15.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%    10.0%     9.0%    10.0%    12.0%    13.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
Responses                       8        8        6        6        7        7        7        7        7        7        7      7
Average (%)                  10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                              8.0%     9.0%     9.5%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0     10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             12.0%    12.0%      --       --     13.0%    13.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                               --       --       --       --     12.0%    13.0%     4.0%     4.0%     4.0%     4.0      5.0   10.0
Responses                     8       8         7        7        9        9        9        9        9        9        9      9
Average (%)                   9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9%     7.6    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    12.0%    12.0%    15.0%    15.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.8%     9.8%    10.8%    10.8%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                             14.0%    14.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     6        6        5        5        6        6        6        6        6        6        6      6
Average (%)                  10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.6%     3.3%     3.9%     8.0    8.8

                            --------------------------------------------------------------------------------------------------------
Total Responses              33       33       28       28       33       33       33       33       33       33       33     33
Weighted Average (%)          9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


8 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                           OFFICE MARKET - SUBURBAN/NON - CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             11.0%    11.0%      --       --     12.0%    12.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.5%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                             l0.0%    11.0%    10.5%    11.0%    12.0%    12.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.1%     9.1%    10.1%    l0.1%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.5%    11.5%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    12.0%    13.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0
Responses                    16       16       14       14       15       15       15       15       15       15       15     15
Average (%)                   8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.8%    11.8%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                             12.0%    12.0%      --       --     18.0%    18.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.0%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    14.0%    15.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             10.0%    11.0%      --       --       --       --       --       --       --       --       --     --
                             10.0%    11.0%    10.0%    11.0%    12.0%    13.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0

Responses                    13       13       11       11       12       12       12       12       12       12       12     12
Average (%)                   9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%      --       --     13.0%    13.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%     9.0%     9.0%    17.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%      --       --     18.0%    18.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                             11.0%    11.0%    11.0%    11.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.6%     9.6%    10.6%    10.6%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%    10.0%    10.0%    20.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              49       49       41       41       45       45       45       45       45       45       45     45
Weighted Average (%)          9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8
                            --------------------------------------------------------------------------------------------------------

                                                                   AUTUMN 1996 9

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                  INDUSTRIAL MARKET - WAREHOUSE/DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%    10.0%     9.5%    10.0%    11.0%    12.0%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10       10       10       10       10       10       10       10     10
Average (%)                   8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.3%    11.3%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     7        7        7        7        7        7        7        7        7        7        7      7
Average (%)                   9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    13.0%    13.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                  10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              25       25       25       25       25       25       25       25       25       25       25     25
Weighted Average (%)          9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


10 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                          INDUSTRIAL MARKET - BUSINESS PARKS, OTHER INDUSTRIAL & MANUFACTURING
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                              9.0%     9.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.7%    10.7%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   9.3%     9.8%     9.8%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.4%    10.0%     9.9%    10.9%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%    11.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5      9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.6%    10.2%    10.0%    11.0%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

                            --------------------------------------------------------------------------------------------------------
Total Responses              18       18       14       14       18       18       18       18       18       18       18     18
Weighted Average(%)           9.3%     9.8%     9.8%    10.8%    12.0%    12.4%     3.3%     4.0%     3.2%     3.9%     8.5    9.8
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 11

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                             RETAIL MARKET - NEIGHBORHOOD & COMMUNITY CENTERS
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%    10.5%     9.5%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                             10.3%    10.3%    10.8%    10.8%    13.0%    13.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%     9.0%    10.0%    10.0%    10.0%    10.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.5%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     9        9        8        8        8        8        9        9        9        9        9      9
Average (%)                   9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    11.3%    11.3%    14.0%    14.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.5%    10.5%      --       --       --       --       --       --       --       --       --     --

Responses                     6        6        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%                        --       --       --       --       --       --       --     --
                             11.0%    11.0%     9.5%     9.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     7        7        5        5        5        5        6        6        6        6        6      6
Average (%)                   9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             13.0%    13.0%    14.0%    14.0%    14.0%    14.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             11.0%    11.0%    10.5%    10.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        6        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              28       28       22       22       22       22        26       26       26       26       26     26
Weighted Average (%)          9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


12 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                   RETAIL MARKET - POWER CENTERS & "BIG BOX"
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%     9.5%     9.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
                             10.5%    10.5%    10.5%    10.5%    11.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.4%    11.4%     3.8%     3.8%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.3%     9.3%     9.5%    10.0%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%     9.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%     9.5%     9.5%    10.0%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0

Responses                     9        9        8        8        8        8        8        8        8        8        8      8
Average (%)                   9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    11.0%    12.0%     2.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                               --       --       --       --     15.0%    15.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     2        2        2        2        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              17       17       16       16       17       17       17       17       17       17       17     17
Weighted Average (%)          9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 13

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                               RETAIL MARKET - REGIONAL MALLS
------------------------------------------------------------------------------------------------------------------------------------

                              7.5%     7.5%     8.0%     8.0%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              7.5%     7.5%     7.8%     7.8%    12.0%    12.0%     1.5%     2.0%     3.0%     3.0%    10.0   10.0
                              7.0%     8.0%     8.0%     8.0%    10.5%    11.5%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     8.0%     9.0%    10.5%    11.0%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              7.8%     8.0%     8.3%     8.5%    11.0%    12.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                              7.0%     8.0%     7.0%     8.0%    10.0%    11.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                    10        9        9        9        9        9       10       10       10       10       10     10
Average (%)                   7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    17.0%    17.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              9.0%     9.0%     9.0%     9.0%    13.5%    13.5%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%    10.0%    10.0%    10.0%    12.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    18.0%    18.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             11.0%    11.0%    11.0%    11.0%    13.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.5%     8.5%     9.0%    11.5%    12.5%     2.5%     3.0%     2.5%     3.0%    10.0   10.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    11.0%    11.0%    20.0%    20.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             12.5%    12.5%    12.0%    12.0%    14.0%    15.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.3%     9.8%    12.0%    13.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                             13.0%    13.0%    11.0%    11.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        5        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

                            --------------------------------------------------------------------------------------------------------
Total Responses              26       22       22       22       22       22       26       26       26       26       26     26
Weighted Average (%)          9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


14 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                     RESIDENTIAL - APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%    10.0%     9.0%    10.5%      --       --       --       --      3.5%     3.5%     1.0    1.0
                              8.5%     9.0%     9.0%     9.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.8%     9.8%    10.0%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.3%     9.0%     9.0%     9.5%    10.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              7.5%     8.5%     8.0%     9.0%    10.0%    11.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.8%     8.8%     9.0%     9.0%    11.3%    11.3%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.0%     9.5%    10.0%    11.5%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.0%     8.5%     9.0%      --       --      3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.8%     9.0%     9.0%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10        8        8        9        9       10       l0       l0     10
Average (%)                   8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.5%     9.5%    10.0%    11.0%    12.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%    10.0%    10.0%    10.0%    11.0%    12.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.0%    10.0%    10.0%    10.5%    10.5%    12.0%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.5%     9.5%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        5        5        5        5        5        5        5        5        5      5
Average (%)                   8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    11.0%    11.0%    12.5%    13.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     9.0%     9.0%    11.0%    12.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.0%     9.0%     9.5%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    13.0%    13.0%    13.0%    13.0%    15.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%    10.0%    10.0%    11.0%    13.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.5%    10.0%    10.0%    11.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                      4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

Total Responses              23       23       23       23       21       21       22       22       23       23       23     23
Weighted Average (%)          9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 15

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                                                                                                 SUMMARY OF WEIGHTED AVERAGE
------------------------------------------------------------------------------------------------------------------------------------

Urban/CBD                     9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2

   Class A - Leased Asset     9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5
   Class B - Leased Asset    10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7
   Class A - Value Added      9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9      7.6    8.9
   Class B - Value Added     10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.8%     3.3%     3.9%     8.0    8.8

Suburban                      9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8

   Class A - Leased Asset     8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7
   Class B - Leased Asset     9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6
   Class A - Value Added      9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0
   Class B - Value Added      9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

Warehouse/Distribution        9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2

   Class A - Leased Asset     8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1
   Class B - Leased Asset     9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1
   Class A - Value Added      9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3
   Class 8 - Value Added     10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

Business Parks                9.4%     9.9%    10.0%    10.8%    12.3%    12.9%     3.4%     4.0%     3.2%     3.8%     8.3    9.6

   Class A - Leased Asset     9.0%     9.5%     9.8%    10.5%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Leased Asset     9.3%     9.8%    10.0%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class A - Value Added      9.5%    10.2%    10.0%    10.8%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7
   Class B - Value Added      9.7%    10.3%    10.2%    11.0%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7

0ther Industrial/
  Manufacturing               9.2%     9.7%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

   Class A - Leased Asset     8.8%     9.3%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class B - Leased Asset     9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class A - Value Added      9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Value Added      9.5%    10.0%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5

------------------------------------------------------------------------------------------------------------------------------------
RETAIL
------------------------------------------------------------------------------------------------------------------------------------

Neighborhood & Community
  Centers                     9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3

   Class A - Leased Asset     9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4
   Class B - Leased Asset     9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6
   Class A -  Value Added     9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0
   Class B - Value Added     10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

Power Center & "Big Box"      9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3

   Class A - Leased Asset     9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1
   Class B - Leased Asset     9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3
   Class A - Value Added      9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3
   Class B - Value Added      9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3      3.2%     3.7%     9.3   10.3

Regional Malls                9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9

   Class A - Leased Asset     7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6
   Class B - Leased Asset     9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6
   Class A - Value Added      9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2
   Class B - Value Added     10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

Specialty Retail              9.5%    10.5%    10.8%    11.5%    12.0%    12.6      1.9%     4.0%     3.3%     4.0%    10.0   10.5

   Class A - Leased Asset     8.2%     9.0%     8.8%     9.7%    10.7%    11.3%     2.5%     4.0%     3.5%     4.0%     8.7   10.3
   Class B - Leased Asset     9.3%    10.3%    10.8%    11.5%    11.5%    12.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class A - Value Added     10.0%    11.0%    11.3%    12.0%    12.5%    13.0%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class B - Value Added     10.8%    11.8%    12.3%    13.0%    13.5%    13.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL
------------------------------------------------------------------------------------------------------------------------------------

Apartments                    9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

   Class A - Leased Asset     8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9
   Class B - Leased Asset     8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2
   Class A - Value Added      8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0
   Class B - Value Added      9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0


16 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                       Single-Tenant NNN Leased Properties
                          (Excludes "Bondable" Leases)

                         Minimum No.  Going-In Cap Rate  Internal Rate of Return
                          of Years     Low       High       Low        High

Investment Grade Tenant
--------------------------------------------------------------------------------
                             4.0        9.0%      9.0%      10.0%      12.0%
                      ----------------------------------------------------------
                            10.0        8.0       9.0       10.5       11.5
                      ----------------------------------------------------------
                             5.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            10.0        9.0      10.5       13.0       15.0
                      ----------------------------------------------------------
                            10.0        8.5       9.0       10.5       12.0
                      ----------------------------------------------------------
                            10.0        9.5      10.0       10.5       11.5
                      ----------------------------------------------------------
                            10.0        8.5      11.0       10.8       12.0
                      ----------------------------------------------------------
                            10.0        9.5       9.5       11.0       11.0
                      ----------------------------------------------------------
                            20.0        9.0       9.0        N/A        N/A
                      ----------------------------------------------------------
                            10.0        8.0      10.0        N/A        N/A
--------------------------------------------------------------------------------
Responses                   10.0       10.0      10.0        8.0        8.0
Average                      9.9        9.0%      9.8%      11.2%      12.3%


Non-Investment Grade
  Tenant
--------------------------------------------------------------------------------
                             4.0        9.5%      9.5%      10.5%      13.0%
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.5       12.5
                      ----------------------------------------------------------
                             5.0       13.0      13.0       15.0       15.0
                      ----------------------------------------------------------
                            10.0       10.0      12.0       17.0       20.0
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.0       13.0
                      ----------------------------------------------------------
                            10.0       11.0      12.0       13.0       15.0
                      ----------------------------------------------------------
                            10.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            20.0       11.0      11.0       N/A        N/A
                      ----------------------------------------------------------
                            10.0       10.0      12.5       N/A        N/A
                      ----------------------------------------------------------
Responses                    9.0        9.0       9.0        7.0        7.0
Average                      9.9       10.3%     11.2%      13.0%      14.5%


                                                                  AUTUMN 1996 17

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LUXURY
------------------------------------------------------------------------------------------------------------------------------------

               8.0%  8.0% 10.0%  10.0%  18.0%  18.0%  25.0%  25.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  5.0%  5.0%
               7.0%  7.0% 10.0%  10.0%  15.0%  15.0%  20.0%  20.0%  7.0%  7.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               6.0%  9.5% 10.0%  10.0%  12.0%  15.0%  15.0%  18.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   2.0%   4.0%  4.0%  4.0%
               8.0% 11.0%  8.5%  12.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               --    --   11.0%  13.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   3.0%   3.0%  4.0%  4.0%
               6.0%  8.0% 10.0%  12.0%  13.0%  14.0%  20.0%  22.0%  3.0%  4.0%   3.0%   4.0%   5.0   5.0   2.0%   3.0%  4.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%

Responses      7     7     8      8      8      8      8      8     8     8      8      8      8     8     8      8     8     8
Average (%)    7.5%  9.3%  9.8%  10.9%  14.5%  15.3%  19.5%  20.1%  4.1%  4.3%   3.8%   3.9%   6.5   6.9   2.8%   3.3%  4.1%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
FIRST CLASS
------------------------------------------------------------------------------------------------------------------------------------

               9.0%  9.0% 11.0%  11.0%  12.0%  12.0%  20.0%  20.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              10.0% 10.0% 10.0%  10.0%  --     --     13.0%  13.0%  3.0%  3.0%   3.0%   3.0%  10.0  10.0   3.0%   3.0%  4.0%  5.0%
               9.0%  9.0% 11.0%  11.0%  14.0%  14.0%  18.0%  18.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  20.0%  18.0%  22.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               7.0%  9.0% 10.0%  11.0%  11.5%  12.0%  14.0%  16.0%  4.0%  5.0%   3.0%   4.0%   5.0   5.0   2.5%   2.5%  5.0%  5.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               9.0%  9.0% 10.5%  10.5%  21.0%  21.0%  14.0%  14.0%  4.0%  4.0%   3.0%   3.0%   7.0   7.0   3.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 11.0%  11.0%  --     --     --     --     3.5%  3.5%   3.5%   3.5%   5.0  10.0   2.0%   3.0%  4.0%  4.0%
              10.0% 10.0%  9.0%   9.5%  19.0%  19.0%  15.0%  15.0%  8.0%  8.0%   6.0%   6.0%  --    --     2.5%   2.5%  4.0%  4.0%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   3.5%   3.5%  4.0%  4.0%
              10.5% 10.5% 10.5%  10.5%  13.5%  13.5%  --     --     3.5%  3.5%   3.5%   3.5%  10.0  10.0   3.0%   3.0%  5.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
Responses     13    13    13     13     11     11     11     11    13    13     13     13     12    12    13     13    13    13
Average (%)    9.3% 10.5% 10.4%  10.9%  15.8%  16.5%  17.3%  17.8%  4.2%  4.3%  3.7%   3.8%   6.6   7.3   2.8%   3.1%   4.2%  4.3%

------------------------------------------------------------------------------------------------------------------------------------
MID-RATE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.0%  11.0%  13.0%  13.0%  17.0%  17.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  18.0%  17.0%  20.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.0% 10.7% 11.0%  11.5%  14.2%  15.2%  18.0%  18.6%  4.2%  4.2%   3.7%   3.7%   6.4   7.0   2.9%   3.1%  4.0%  4.0%


              ----------------------------------------------------------------------------------------------------------------------
Total
Responses     25    25    26     26     24     24     24     24    26    26     26     26     25    25    26     26    26    26
Weighted
Average (%)    8.9% 10.1% 10.4%  11.1%  14.8%  15.7%  18.3%  18.8%  4.2%  4.3%   3.7%   3.8%   6.5   7.0   2.9%   3.2%  4.1%  4.2%
              ----------------------------------------------------------------------------------------------------------------------

      *as percent of total revenues


18 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MID-RATE                                                                                                    HOTEL - LIMITED SERVICE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              12.0% 12.0% 12.0%  12.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               8.0% 10.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   4.0%   4.0%  5.0%  5.0%

Responses      6     6     6      6      6      6      6      6     6     6      6      6      6     6     6      6     6     6
Average (%)   10.3% 11.5% 11.5%  12.1%  15.7%  16.5%  17.5%  17.8%  3.5%  3.6%   3.7%   3.8%   6.2   6.7   3.3%   3.5%  4.3%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
ECONOMY
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              13.0% 13.0% 13.0%  13.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.0% 11.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   4.0%   5.0%  5.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%

Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.8% 11.6% 11.7%  12.2%  13.8%  14.8%  17.0%  17.4%  3.5%  3.5%   3.9%   3.9%   6.4   7.0   3.4%   3.6%  4.3%  4.3%

Total
Responses     11    11    11     11     11     11     11     11    11    11     11     11     11    11    11     11    11    11
Weighted
Average(%)    10.6% 11.6% 11.6%  12.1%  14.7%  15.7%  17.3%  17.6%  3.5%  3.5%   3.8%   3.8%   6.3   6.8   3.4%   3.6%  4.3%  4.4%

      *as percent of total revenues


                                                                  AUTUMN 1996 19

                                                                         Addenda
--------------------------------------------------------------------------------


                          Qualifications of Appraisers

                                                                  QUALIFICATIONS
--------------------------------------------------------------------------------

                                                           Donald R. Morris, MAI

Professional Affiliations:

  Member of the Appraisal Institute (MAI Designations #9812)
  District of Columbia Certified General Real Estate Appraiser (#GA00010267) Commonwealth of Virginia Certified General Real Estate Appraiser (#4001002465) State of Maryland Certified General Real Estate Appraiser (#7220)
  State of West Virginia Certified General Real Estate Appraiser (#237)

Appraisal/Real Estate Experience:

  Director/Manager, Cushman & Wakefield of Washington, D.C. and
  Assistant Manager, Cushman & Wakefield of Texas, Inc.,
  Dallas, Texas, Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. April 1990 to present.

  Associate Appraiser, Joseph A. Dengel & Company, Dallas, Texas, May 1977 to April 1990.

  Other real estate experience includes work as a residential listing and selling agent preparing market analyses and origination contracts.

  Experience includes appraisal of the following types of property:

  Office Buildings                   Medical Office Buildings
  Regional Malls                     Power Centers
  Outlet Centers                     Community & Neighborhood Shopping Centers
  Department Stores                  Industrial Buildings
  Residential Subdivisions           Single Family Residences
  Multi-Family Properties            Condominiums/Duplexes
  Subdivision Analysis               Farm/Ranch
  Mixed Use Properties               Golf Courses
  Grape Vineyards                    Special Purpose Facilities
  Commercial Land                    Hotel/Motel
  Ad Valorem Tax Appeals

  Appraisal and consulting services used for mortgage loans, relocations, gift and estate tax, condemnation and litigation purposes.

  Qualified as an expert witness in state and federal real estate court cases.


Education:

  Bachelor of Arts (Political Science), 1981
  University of Texas at Arlington, Arlington, Texas.

                                                                  QUALIFICATIONS
--------------------------------------------------------------------------------
                                                           Donald R. Morris, MAI

Appraisal Institute Courses:

         #1A1 - Real Estate Appraisal Principles
         #1A2 - Basic Valuation Procedures
         #1B1 - Capitalization Theory & Techniques, Part A
         #1B2 - Capitalization Theory & Techniques, Part B
         #410 - Standards of Professional Appraisal Practice, Part A (USPAP) #420 - Standards of Professional Appraisal Practice, Part B (AI) #21 - Case Studies in Real Estate Valuation
         #22 - Report Writing and Valuation Analysis
         #82 - Residential Valuation Procedures

Additional Accredited Real Estate Courses:

         Real Estate Appraisal
         Principles of Real Estate
         Real Estate Marketing
         Real Estate Finance
         Property Management

         Federal National Mortgage Corporation (Fannie Mae) - Appraisal Training

Certified in the Appraisal's Institute's voluntary program of continuing education for its designated members.

                                                                  QUALIFICATIONS
--------------------------------------------------------------------------------
                                                                  Kelly J. Small

Professional Affiliations:

          Candidate Member of the Appraisal Institute (#M921847)
          State of Maryland Certified General Real Estate Appraiser (#20143) Maryland Salesperson License (#313081)

Appraisal/Real Estate Experience:

          Appraiser, Cushman & Wakefield of Washington, D.C., Inc., Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. Member of National Affordable Housing Group. October, 1995 to present.

          Staff Appraiser, Legg Mason Realty Group, Inc., Baltimore, Maryland. February, 1990, through October, 1995.

          Other work experience includes financial analyst, market research analyst and real estate settlement work.

          Experience includes appraisal of the following types of property:

          Office Buildings                        Shopping Centers
          Subdivision Development Analysies       Industrial Facilities
          Commercial Land                         Multi-Family Properties
          Single Family Residences                Leasehold/Leased Fee Interests
          Hotel                                   Special Purpose Facilities
          Manufacturing Facilities                Warehouse Facilities

Education:

         Bachelor of Science (Finance), 1990
         University of Baltimore, Baltimore, Maryland

         Masters of Science (Real Estate Development), 1996
         The Johns Hopkins University, Baltimore, Maryland

         Appraisal Institute Courses:

             #1A1 - Real Estate Appraisal Principles
             #lA2 - Basic Valuation Procedures
             #1Bl - Capitalization Theory & Techniques, Part A
             #1B2 - Capitalization Theory & Techniques, Part B
             #410 - Standards of Professional Appraisal Practice, Part A (USPAP)

                                                                  QUALIFICATIONS
--------------------------------------------------------------------------------
                                                                  Kelly J. Small

             #420 - Standards of Professional Appraisal Practice, Part B (AI) #540 - Report Writing and Valuation Analysis
             #550 - Advanced Applications

         Specific course work and seminars:

             The new URAR Appraisal Reports, Emerging Trends
             Affordable Housing Tax Credit Coalition seminars

                                                                         Addenda
--------------------------------------------------------------------------------


                              Pro-ject Assumptions

                                  ARBORETUM VI
                            PROJECT DESIGNATOR: ARB6
                            REVISION: 7/11/97 @ 23:52
                                 TENANT REGISTER
                                 7/11/97 @ 23:52



                   TENANT               SQUARE FEET   BEGIN DATE     END DATE
-------------------------------------   -----------   ----------     --------
#  1  - JOHNSON MIRMIRAN                      4,484      11/1996      11/1999
#  2  - NEW ENGLAND LIFE                      6,741       8/1996       7/2002
#  3  - SIGNET                                1,947       3/1994       3/1999
#  4  - TPK ASSET MANAGEME                    2,048       5/1994       5/1999
#  5  - DRAKE BEAM MORIN                      5,153       7/1993       8/1998
#  6  - MANUFACTURERS LIFE                    5,573       9/1996       8/2001
#  7  - PRIME CO                              5,628       8/1995       7/2005
#  8  - PRIME CO                             11,946       9/1995       7/2005
#  9  - OHIO CASUALTY INSU                    3,748       4/1997       9/2001
# 10  - HEALTHSOURCE                          3,898       4/1996       3/1999
# 11  - MICROSOFT                             1,405       4/1996       3/1998
# 12  - CORNWELL ENTERPRIS                    4,607       5/1997      10/1997
# 13  - ERICSSON                                741       3/1996       2/1999
# 14  - LINCOLN FINANCIAL                     3,158       3/1993       2/1999
# 15  - NORRELL SERVICES                      1,452       5/1993       4/1998
# 16  - GLOBE LIFE                              535       7/1994       6/1997
# 17  - Norfolk Southern                      2,678       3/1997       2/2000
# 18  - DRAKE BEAM MORIN                      1,315       1/1996       6/1997
# 19  - VACANT                                5,760       9/1997       8/2002
# 20  - CONFERENCE ROOM                         378       7/1995       6/2060
                                        -----------
        20 TENANTS                           73,195
                                        ===========

                                  ARBORETUM VI
                            PROJECT DESIGNATOR: ARB6
                            REVISION: 7/6/97 @ 10:44
                            AVERAGE OCCUPANCY REPORT
                                 FOR ALL TENANTS
                                 7/11/97 @ 23:52

                 1997         1998           1999        2000         2001         2002         2003          2004         2005
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
JANUARY           56,402       68,588         73,195      68,711       73,195       73,195       73,195        68,042       73,195
FEBRUARY          56,402       73,195         73,195      68,711       73,195       73,195       68,588        68,042       73,195
MARCH             59,080       73,195         69,296      70,517       73,195       73,195       68,588        73,195       68,711
APRIL             62,828       71,790         63,451      70,517       73,195       73,195       68,588        73,195       68,711
MAY               67,435       70,338         63,451      70,517       73,195       73,195       73,195        73,195       68,711
JUNE              67,435       70,338         65,302      73,195       73,195       73,195       73,195        69,296       70,517
JULY              65,585       71,743         71,147      73,195       73,195       73,195       71,790        63,451       70,517
AUGUST            65,585       73,195         71,147      73,195       73,195       66,454       70,338        63,451       52,943
SEPTEMBER         71,345       68,042         73,195      73,195       67,622       60,694       70,338        65,302       55,621
OCTOBER           73,195       68,042         73,195      73,195       63,874       58,844       71,743        71,147       55,621
NOVEMBER          68,588       68,042         73,195      73,195       63,874       65,585       73,195        71,147       73,195
DECEMBER          68,588       73,195         68,711      73,195       69,447       71,345       68,042        73,195       73,195
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
AVERAGE SF
 OCCUPIED-OCCA    65,206       70,809         69,873      71,778       70,865       69,607       70,900        69,388       67,011

TOTAL SF-NRA      73,195       73,195         73,195      73,195       73,195       73,195       73,195        73,195       73,195
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
OCCUPANCY %        89.09        96.74          95.46       98.06        96.82        95.10        96.86         94.80        91.55
              ==========   ==========     ==========  ==========   ==========   ==========   ==========    ==========   ==========

                 2006         2007           2008        2009         2010         2011         2012          2013        2014
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
JANUARY           73,195       63,874         58,844      71,743       71,147       55,621       73,195        73,195       71,790
FEBRUARY          73,195       63,874         65,585      73,195       71,147       73,195       73,195        66,454       70,338
MARCH             73,195       69,447         71,345      68,042       73,195       73,195       67,622        60,694       70,338
APRIL             73,195       73,195         73,195      68,042       73,195       73,195       63,874        58,844       71,743
MAY               73,195       73,195         68,588      68,042       73,195       73,195       63,874        65,585       73,195
JUNE              73,195       73,195         68,588      73,195       68,711       73,195       69,447        71,345       68,042
JULY              73,195       73,195         68,588      73,195       68,711       73,195       73,195        73,195       68,042
AUGUST            73,195       73,195         73,195      73,195       68,711       73,195       73,195        68,588       68,042
SEPTEMBER         73,195       73,195         73,195      69,296       70,517       73,195       73,195        68,588       73,195
OCTOBER           73,195       73,195         71,790      63,451       70,517       73,195       73,195        68,588       73,195
NOVEMBER          73,195       66,454         70,338      63,451       52,943       73,195       73,195        73,195       73,195
DECEMBER          67,622       60,694         70,338      65,302       55,621       73,195       73,195        73,195       69,296
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
AVERAGE SF
 OCCUPIED-OCCA    72,731       69,726         69,466      69,179       68,134       71,731       70,865        68,456       70,868

TOTAL SF-NRA      73,195       73,195         73,195      73,195       73,195       73,195       73,195        73,195       73,195
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
OCCUPANCY %        99.37        95.26          94.91       94.51        93.09        98.00        96.82         93.53        96.82
              ==========   ==========     ==========  ==========   ==========   ==========   ==========    ==========   ==========

                 2015         2016           2017        2018         2019         2020         2021         2022          2023
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
JANUARY           63,451       70,517         73,195      73,195       68,588       73,195       68,711        73,195       73,195
FEBRUARY          63,451       52,943         73,195      73,195       73,195       73,195       68,711        73,195       73,195
MARCH             65,302       55,621         73,195      73,195       73,195       69,296       70,517        73,195       73,195
APRIL             71,147       55,621         73,195      73,195       71,790       63,451       70,517        73,195       73,195
MAY               71,147       73,195         73,195      66,454       70,338       63,451       52,943        73,195       73,195
JUNE              73,195       73,195         67,622      60,694       70,338       65,302       55,621        73,195       73,195
JULY              73,195       73,195         63,874      58,844       71,743       71,147       55,621        73,195       73,195
AUGUST            73,195       73,195         63,874      65,585       73,195       71,147       73,195        73,195       66,454
SEPTEMBER         68,711       73,195         69,447      71,345       68,042       73,195       73,195        67,622       60,694
OCTOBER           68,711       73,195         73,195      73,195       68,042       73,195       73,195        63,874       58,844
NOVEMBER          68,711       73,195         73,195      68,588       68,042       73,195       73,195        63,874       65,585
DECEMBER          70,517       73,195         73,195      68,588       73,195       68,711       73,195        69,447       71,345
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------

AVERAGE SF
 OCCUPIED-OCCA    69,228       68,355         70,865      68,839       70,809       69,873       67,385        70,865       69,607

TOTAL SF-NRA      73,195       73,195         73,195      73,195       73,195       73,195       73,195        73,195       73,195
              ----------   ----------     ----------  ----------   ----------   ----------   ----------    ----------   ----------
OCCUPANCY %        94.58        93.39          96.82       94.05        96.74        95.46        92.06         96.82        95.10
              ==========   ==========     ==========  ==========   ==========   ==========   ==========    ==========   ==========

                         2024        2025        2026       2027
                      ----------  ----------  ---------- ----------
JANUARY                   73,195      68,042      73,195     73,195
FEBRUARY                  68,588      68,042      73,195     73,195
MARCH                     68,588      73,195      68,711     73,195
APRIL                     68,588      73,195      68,711     73,195
MAY                       73,195      73,195      68,711     73,195
JUNE                      73,195      69,296      70,517     73,195
JULY                      71,790      63,451      70,517     73,195
AUGUST                    70,338      63,451      52,943     73,195
SEPTEMBER                 70,338      65,302      55,621     73,195
OCTOBER                   71,743      71,147      55,621     73,195
NOVEMBER                  73,195      71,147      73,195     73,195
DECEMBER                  68,042      73,195      73,195     67,622
                      ----------  ----------  ---------- ----------
AVERAGE SF
 OCCUPIED-OCCA            70,900      69,388      67,011     72,731

TOTAL SF-NRA              73,195      73,195      73,195     73,195
                      ----------  ----------  ---------- ----------
OCCUPANCY %                96.86       94.80       91.55      99.37
                      ==========  ==========  ========== ==========

                                  ARBORETUM VI
                            PROJECT DESIGNATOR: ARB6
                            REVISION: 7/11/97 @ 23:52
                             RENT ROLL AS OF 7/1997
                               (FISCAL YEAR BASIS)
                                 7/11/97 @ 23:53

        TENANT/
LEASE TYPE AND DATES/     BASE RENT/     OVERAGE/  SALES(000)/ RECOVERIES/  REVENUE/
     SQUARE FEET            PER SF       PER SF       PER SF      PER SF     PER SF
----------------------    ----------   ----------  ----------  ----------  ----------
# 1
JOHNSON MIRMIRAN
BASE LEASE  11/96-11/99     76,563             0          0           0      76,563
               4,484 SF      17.07          0.00       0.00        0.00       17.07

# 2
NEW ENGLAND LIFE
BASE LEASE   8/96- 7/02    106,227             0          0       2,816     109,043
               6,741 SF      15.76          0.00       0.00        0.42       16.18

# 3
SIGNET
BASE LEASE   3/94- 3/99      33,128            0          0          35      33,163
               1,947 SF       17.01         0.00       0.00        0.02       17.03

# 4
TPK ASSET MANAGEME
BASE LEASE   5/94- 5/99      31,273            0          0           0      31,273
               2,048 SF       15.27         0.00       0.00        0.00       15.27

# 5
DRAKE BEAM MORIN
BASE LEASE   7/93- 8/98      82,448            0          0       1,147      83,595
               5,153 SF       16.00         0.00       0.00        0.22       16.22

# 6
MANUFACTURERS LIFE
BASE LEASE   9/96- 8/01      92,029            0          0        100       92,129
               5,573 SF       16.5l         0.00       0.00        0.02       16.53

# 7
PRIME CO
BASE LEASE   8/95- 7/05      85,317            0          0       2,351      87,668
               5,628 SF       15.16         0.00       0.00        0.42       15.58

# 8
PRIME CO
BASE LEASE   9/95- 7/05     181,338            0          0       4,990     186,328
              11,946 SF       15.18         0.00       0.00        0.42       15.60

# 9
OHIO CASUALTY INSU
BASE LEASE   4/97- 9/01      56,389            0          0         313      56,702
               3,748 SF       15.05         0.00       0.00        0.08       15.13

# 10
HEALTHSOURCE
BASE LEASE   4/96- 3/99      61,567            0          0       1,628      63,195
               3,898 SF       15.79         0.00       0.00        0.42       16.21

# 11
MICROSOFT
BASE LEASE   4/96- 3/98      18,745            0          0         462      19,207
               1,405 SF       13.34         0.00       0.00        0.33       13.67


        TENANT/
LEASE TYPE AND DATES/     BASE RENT/     OVERAGE/  SALES(000)/ RECOVERIES/  REVENUE/
     SQUARE FEET            PER SF       PER SF       PER SF      PER SF     PER SF
----------------------    ----------   ----------  ----------  ----------  ----------
# 12
CORNWELL ENTERPRIS
BASE LEASE   5/97-10/97       60,547           0           0           0      60,547
               4,607 SF        13.14        0.00        0.00        0.00       13.14

# 13
ERICSSON
BASE LEASE   3/96- 2/99       12,117           0           0         310      12,427
                 741 SF        16.35        0.00        0.00        0.42       16.77

# 14
LINCOLN FINANCIAL
BASE LEASE   3/93- 2/99       53,270           0           0           0      53,270
               3,158 SF        16.87        0.00        0.00        0.00       16.87

# 15
NORRELL SERVICES
BASE LEASE   5/93- 4/98       19,646           0           0          21      19,667
               1,452 SF        13.53        0.00        0.00        0.01       13.54

# 17
Norfolk Southern
BASE LEASE   3/97- 2/00       45,305           0           0         224      45,529
               2,678 SF        16.92        0.00        0.00        0.08       17.00

# 20
CONFERENCE ROOM
BASE LEASE   7/95- 6/60            0           0           0           0           0
                 378 SF         0.00        0.00        0.00        0.00        0.00
                          ----------   ---------  ----------  ----------  ----------
                 TOTALS    1,015,909           0           0      14,397   1,030,306
              65,585 SF        15.49        0.00        0.00        0.22       15.71
                          ==========   =========  ==========  ==========  ==========


                                  ARBORETUM VI
                            PROJECT DESIGNATOR: ARB6
                            REVISION: 7/11/97 @ 23:52
                                EXPIRATION REPORT
                        YEARS 1998 TO 2028, ALL TENANTS,
                     INCLUDING OPTIONS, INCLUDING RENEWALS,
                    EXCLUDING BASE LEASES AND PRIOR OPTIONS,
                      BASE RENTS INCLUDING CPI ADJUSTMENTS,
                           INCLUDING PERCENTAGE RENTS
                                 7/11/97 @ 23:53

                                        TERM/      BASE              TOTAL    MARKET
       TENANT           SQUARE FT    END DATE    RENT/SF  RECV/SF   RENT/SF   RENT/SF
-------------------     ---------   ---------    -------  -------   -------   -------
# 16                                 INITIAL
GLOBE LIFE                    535    6/1997        14.58      0.00     14.58    16.50

# 18                                 INITIAL
DRAKE BEAM MORIN            1,315    6/1997        16.5O      0.00     16.50    16.5O

# 12                                 INITIAL
CORNWELL ENTERPRIS          4,607   10/1997        17.88      0.00     17.88    16.50

# 11                                 INITIAL
MICROSOFT                   1,405    3/1998        16.01      0.54     16.55    17.08

# 15                                 INITIAL
NORRELL SERVICES            1,452    4/1998        14.76      0.04     14.80    17.08
                        ---------                -------   -------   -------  -------
 5 FY 98 EXPIRATIONS        9,314                  16.73      0.09     16.81    16.68

#  5                                 INITIAL
DRAKE BEAM MORIN            5,153    8/1998        16.00      0.34     16.34    17.08

# 14                                 INITIAL
LINCOLN FINANCIAL           3,158    2/1999        17.49      0.00     17.49    17.68

# 13                                 INITIAL
ERICSSON                      741    2/1999        16.71      0.73     17.44    17.68

# 10                                 INITIAL
HEALTHSOURCE                3,898    3/1999        16.32      0.73     17.05    17.68

#  3                                 INITIAL
SIGNET                      1,947    3/1999        17.44      0.07     17.50    17.68

#  4                                 INITIAL
TPK ASSET MANAGEME          2,048    5/1999        15.80      0.00     15.80    17.68
                        ---------                -------   -------   -------  -------
 6 FY 99 EXPIRATIONS       16,945                  16.52      0.31     16.83    17.49
                        ---------                -------   -------   -------  -------
11 CUMULATIVE EXPS         26,259                  16.60      0.23     16.83    17.20

#  1                                 INITIAL
JOHNSON MIRMIRAN            4,484   11/1999        18.11      0.00     18.11    17.68

# 17                                 INITIAL
Norfolk Southern            2,678    2/2000        18.12      0.61     18.73    18.29
                        ---------                -------   -------   -------  -------
 2 FY100 EXPIRATIONS        7,162                  18.11      0.23     18.34    17.91
                        ---------                -------   -------   -------  -------
13 CUMULATIVE EXPS         33,421                  16.92      0.23     17.15    17.35

                                        TERM/      BASE              TOTAL    MARKET
       TENANT           SQUARE FT    END DATE    RENT/SF  RECV/SF   RENT/SF   RENT/SF
-------------------     ---------   ---------    -------  -------   -------   -------
#  6                                 INITIAL
MANUFACTURERS LIFE          5,573    8/2001        18.18      0.14     18.32    18.93

#  9                                 INITIAL
OHIO CASUALTY INSU          3,748    9/2001        16.60      0.81     17.41    18.93
                        ---------                -------   -------   -------  -------
 2 FY102 EXPIRATIONS        9,321                  17.54      0.41     17.95    18.93
                        ---------                -------   -------   -------  -------
15 CUMULATIVE EXPS         42,742                  17.06      0.27     17.33    17.70

#  2                                 INITIAL
NEW ENGLAND LIFE            6,741    7/2002        17.11      1.36     18.47    19.60

# 19                                 INITIAL
VACANT                      5,760    8/2002        18.57      1.02     19.59    19.60

# 18                               RENEWAL 1
DRAKE BEAM MORIN            1,315    9/2002        18.57      1.02     19.59    19.60

# 16                               RENEWAL 1
GLOBE LIFE                    535    9/2002        18.57      1.03     19.60    19.60

# 12                               RENEWAL 1
CORNWELL ENTERPRIS          4,607    1/2003        19.22      1.06     20.28    20.28
                        ---------                -------   -------   -------  -------
 5 FY103 EXPIRATIONS       18,958                  18.21      1.15     19.36    19.76
                        ---------                -------   -------   -------  -------
20 CUMULATIVE EXPS         61,700                  17.41      0.54     17.95    18.33

# 11                               RENEWAL 1
MICROSOFT                   1,405    6/2003        19.22      1.06     20.28    20.28

# 15                               RENEWAL 1
NORRELL SERVICES            1,452    7/2003        19.22      1.06     20.28    20.28

#  5                               RENEWAL 1
DRAKE BEAM MORIN            5,153   11/2003        19.22      1.06     20.28    20.28

# 13                               RENEWAL 1
ERICSSON                      741    5/2004        19.89      1.09     20.97    20.99

# 14                               RENEWAL 1
LINCOLN FINANCIAL           3,158    5/2004        19.89      1.09     20.98    20.99
                        ---------                -------   -------   -------  -------
 5 FY104 EXPIRATIONS       11,909                  19.44      1.07     20.51    20.52
                        ---------                -------   -------   -------  -------
25 CUMULATIVE EXPS         73,609                  17.74      0.63     18.36    18.69

#  3                               RENEWAL 1
SIGNET                      1,947    6/2004        19.90      1.08     20.98     20.99

# 10                               RENEWAL 1
HEALTHSOURCE                3,898    6/2004        19.89      1.09     20.98     20.99

#  4                               RENEWAL 1
TPK ASSET MANAGEME          2,048    8/2004        19.89      1.08     20.98     20.99

                                        TERM/      BASE              TOTAL    MARKET
       TENANT           SQUARE FT    END DATE    RENT/SF  RECV/SF   RENT/SF   RENT/SF
-------------------     ---------   ---------    -------  -------   -------   -------
# 1                                 RENEWAL 1
JOHNSON MIRMIRAN            4,484     2/2005       20.59      1.09     21.68    21.73

# 17                                RENEWAL 1
Norfolk Southern            2,678     5/2005       20.59      1.09     21.68    21.73
                        ---------                -------   -------   -------  -------
 5 FY105 EXPIRATIONS       15,055                  20.23      1.09     21.31    21.34
                        ---------                -------   -------   -------  -------
30 CUMULATIVE EXPS         88,664                  18.16      0.70     18.87    19.14

#  7                                 INITIAL
PRIME CO                    5,628    7/2005        18.09      2.03     20.13    21.73

#  8                                 INITIAL
PRIME CO                   11,946    7/2005        18.12      2.03     20.15    21.73
                        ---------                -------   -------   -------  -------
 2 FY106   EXPIRATIONS     17,574                  18.11      2.03     20.14    21.73
                        ---------                -------   -------   -------  -------
32 CUMULATIVE EXPS        106,238                  18.15      0.92     19.08    19.57

#  6                                RENEWAL 1
MANUFACTURERS LIFE          5,573    11/2006       21.31      1.20     22.51    22.49

#  9                                RENEWAL 1
OHIO CASUALTY INSU          3,748    12/2006       22.06      0.98     23.04    23.27
                        ---------                -------   -------   -------  -------
 2 FY107 EXPIRATIONS        9,321                  21.61      1.11     22.72    22.80
                        ---------                -------   -------   -------  -------
34 CUMULATIVE EXPS        115,559                  18.43      0.94     19.37    19.83

#  2                                RENEWAL 1
NEW ENGLAND LIFE            6,741    10/2007       22.06      1.22     23.27    23.27

# 19                                RENEWAL 1
VACANT                      5,760    11/2007       22.06      1.22     23.27    23.27

# 16                                RENEWAL 2
GLOBE LIFE                    535    12/2007       22.83      0.99     23.82    24.09

# 18                                RENEWAL 2
DRAKE BEAM MORIN            1,315    12/2007       22.83      0.98     23.81    24.09

# 12                                RENEWAL 2
CORNWELL ENTERPRIS          4,607     4/2008       22.83      1.25     24.07    24.09
                        ---------                -------   -------   -------  -------
 5 FY108 EXPIRATIONS       18,958                  22.32      1.20     23.52    23.55
                        ---------                -------   -------   -------  -------
39 CUMULATIVE EXPS        134,517                  18.98      0.98     19.96    20.35

# 11                                RENEWAL 2
MICROSOFT                   1,405     9/2008       22.83      1.25     24.08    24.09

# 15                                RENEWAL 2
NORRELL SERVICES            1,452    10/2008       22.83      1.25     24.07    24.09

                                       TERM/      BASE               TOTAL    MARKET
       TENANT           SQUARE FT    END DATE    RENT/SF  RECV/SF   RENT/SF   RENT/SF
-------------------     ---------   ---------    -------  -------   -------   -------
#  5                                RENEWAL 2
DRAKE BEAM MORIN            5,153     2/2009       23.63      1.30     24.93    24.93
                        ---------                -------   -------   -------  -------
 3 FY109 EXPIRATIONS        8,010                  23.34      1.28     24.62    24.63
                        ---------                -------   -------   -------  -------
42 CUMULATIVE EXPS        142,527                  19.22      0.99     20.22    20.59

# 14                                RENEWAL 2
LINCOLN FINANCIAL           3,158     8/2009       23.63      1.30     24.93    24.93

# 13                                RENEWAL 2
ERICSSON                      741     8/2009       23.63      1.30     24.92    24.93

# 10                                RENEWAL 2
HEALTHSOURCE                3,898     9/2009       23.63      1.30     24.93    24.93

#  3                                RENEWAL 2
SIGNET                      1,947     9/2009       23.63      1.30     24.93    24.93

#  4                                RENEWAL 2
TPK ASSET MANAGEME          2,048    11/2009       23.63      1.30     24.93    24.93

#  1                                RENEWAL 2
JOHNSON MIRMIRAN            4,484     5/2010       24.45      1.35     25.81    25.81
                        ---------                -------   -------   -------  -------
 6 FY110 EXPIRATIONS       16,276                  23.86      1.31     25.17    25.17
                        ---------                -------   -------   -------  -------
48 CUMULATIVE EXPS        158,803                  19.70      1.03     20.73    21.06

# 17                                RENEWAL 2
Norfolk Southern            2,678     8/2010       24.45      1.35     25.81    25.81

#  8                                RENEWAL 1
PRIME CO                   11,946    10/2010       24.45      1.35     25.81    25.81

#  7                                RENEWAL 1
PRIME CO                    5,628    10/2010       24.45      1.35     25.81    25.81
                        ---------                -------   -------   -------  -------
 3 FY111   EXPIRATIONS     20,252                  24.45      1.35     25.81    25.81
                        ---------                -------   -------   -------  -------
51 CUMULATIVE EXPS        179,055                  20.24      1.06     21.30    21.60

#  6                                RENEWAL 2
MANUFACTURERS LIFE          5,573     2/2012       26.20      1.45     27.65    27.64

#  9                                RENEWAL 2
OHIO CASUALTY INSU          3,748     3/2012       26.20      1.45     27.65    27.64
                        ---------                -------   -------   -------  -------
 2 FY112 EXPIRATIONS        9,321                  26.20      1.45     27.65    27.64
                        ---------                -------   -------   -------  -------
53 CUMULATIVE EXPS        188,376                  20.53      1.08     21.61    21.90

#  2                                RENEWAL 2
NEW ENGLAND LIFE            6,741     1/2013       27.11      1.47     28.59    28.61

                                        TERM/    BASE                TOTAL    MARKET
     TENANT            SQUARE FT      END DATE  RENT/SF  RECV/SF    RENT/SF   RENT/SF
-------------------    ---------      --------- -------  -------    -------   -------

# 19                                RENEWAL 2
VACANT                     5,760      2/2013      27.11     1.47     28.59     28.61

# 18                                RENEWAL 3
DRAKE BEAM MORIN           1,315      3/2013      27.11     1.47     28.58     28.61

# 16                                RENEWAL 3
GLOBE LIFE                   535      3/2013      27.12     1.48     28.60     28.61
                       ---------                -------   -------  -------   -------
 4 FY113 EXPIRATIONS      14,351                27.11     1.47     28.59     28.61
                       ---------                -------   -------  -------   -------
57 CUMULATIVE EXPS       202,727                  21.00     1.11     22.11     22.37

# 12                                RENEWAL 3
CORNWELL ENTERPRIS         4,607      7/2013      27.11     1.47     28.58     28.61

# 11                                RENEWAL 3
MICROSOFT                  1,405     12/2013      28.07     1.20     29.26     29.61

# 15                                RENEWAL 3
NORRELL SERVICES           1,452      1/2014      28.06     1.55     29.61     29.61

# 5                                 RENEWAL 3
DRAKE BEAM MORIN           5,153      5/2014      28.06     1.56     29.62     29.61
                       ---------                -------  -------   -------   -------
 4 FY114 EXPIRATIONS      12,617                  27.71     1.48     29.20     29.25
                       ---------                -------  -------   -------   -------
61 CUMULATIVE EXPS       215,344                  21.39     1.13     22.52     22.78

# 13                                RENEWAL 3
ERICSSON                     741     11/2014      28.06     1.55     29.62     29.61

# 14                                RENEWAL 3
LINCOLN FINANCIAL          3,158     11/2014      28.06     1.55     29.62     29.61

# 3                                 RENEWAL 3
SIGNET                     1,947     12/2014      29.04     1.28     30.32     30.65

# 10                                RENEWAL 3
HEALTHSOURCE               3,898     12/2014      29.04     1.28     30.32     30.65

# 4                                 RENEWAL 3
TPK ASSET MANAGEME         2,048      2/2015      29.04     1.60     30.64     30.65
                       ---------                -------  -------   -------   -------
 5 FY115 EXPIRATIONS      11,792                  28.72     1.43     30.15     30.31
                       ---------                -------  -------   -------   -------
66 CUMULATIVE EXPS       227,136                  21.77     1.15     22.92     23.17

# 1                                 RENEWAL 3
JOHNSON MIRMIRAN           4,484      8/2015      29.04     1.60     30.64     30.65

# 17                                RENEWAL 3
Norfolk Southern           2,678     11/2015      29.05     1.60     30.65     30.65

# 7                                 RENEWAL 2
PRIME CO                   5,628      1/2016      30.06     1.60     31.66     31.72

                                     TERM/      BASE                TOTAL     MARKET
      TENANT           SQUARE FT   END DATE    RENT/SF   RECV/SF    RENT/SF   RENT/SF
-------------------    ---------   ---------   -------   --------   -------   -------

# 8                               RENEWAL 2
PRIME CO                  11,946    1/2016       30.06      1.60     31.66     31.72

                       ---------               -------   -------   -------   -------
 4 FY116 EXPIRATIONS      24,736                 29.77      1.60     31.37     31.41
                       ---------               -------   -------   -------   -------
70 CUMULATIVE EXPS       251,872                 22.56      1.19     23.75     23.98

# 6                               RENEWAL 3
MANUFACTURERS LIFE         5,573    5/2017       31.11      1.70     32.81     32.83

                       ---------               -------   -------   -------   -------
 1 FY117 EXPIRATIONS       5,573                 31.11      1.70     32.81     32.83
                       ---------               -------   -------   -------   -------
71 CUMULATIVE EXPS       257,445                 22.74      1.20     23.94     24.17

# 9                               RENEWAL 3
OHIO CASUALTY INSU         3,748    6/2017       31.11      1.70     32.81     32.83

# 2                               RENEWAL 3
NEW ENGLAND LIFE           6,741    4/2018       32.20      1.76     33.96     33.98

# 19                              RENEWAL 3
VACANT                     5,760    5/2018       32.20      1.76     33.96     33.98
                       ---------               -------   -------   -------   -------
 3 FY118 EXPIRATIONS      16,249                 31.95      1.75     33.70     33.72
                       ---------               -------   -------   -------   -------
74 CUMULATIVE EXPS       273,694                 23.29      1.23     24.52     24.73

# 16                              RENEWAL 4
GLOBE LIFE                   535    6/2018       32.21      1.75     33.96     33.98

# 18                              RENEWAL 4
DRAKE BEAM MORIN           1,315    6/2018       32.20      1.76     33.97     33.98

# 12                              RENEWAL 4
CORNWELL ENTERPRIS         4,607   10/2018       32.20      1.76     33.96     33.98

# 11                              RENEWAL 4
MICROSOFT                  1,405    3/2019       33.33      1.82     35.15     35.17

# 15                              RENEWAL 4
NORRELL SERVICES           1,452    4/2019       33.33      1.82     35.15     35.17
                       ---------               -------   -------   -------   -------
 5 FY119 EXPIRATIONS       9,314                 32.55      1.78     34.33     34.35
                       ---------               -------   -------   -------   -------
79 CUMULATIVE EXPS       283,008                 23.59      1.25     24.85     25.05

# 5                               RENEWAL 4
DRAKE BEAM MORIN           5,153    8/2019       33.33      1.82     35.15     35.17

# 14                              RENEWAL 4
LINCOLN FINANCIAL          3,158    2/2020       34.50      1.89     36.39     36.40

# 13                              RENEWAL 4
ERICSSON                     741    2/2020       34.49      1.89     36.39     36.40

                                      TERM/     BASE                TOTAL    MARKET
      TENANT           SQUARE FT    END DATE   RENT/SF   RECV/SF   RENT/SF   RENT/SF
-------------------    ---------   ---------   -------   -------   -------   -------

# 10                              RENEWAL 4
HEALTHSOURCE               3,898    3/2020       34.49      1.89     36.38     36.40

# 3                               RENEWAL 4
SIGNET                     1,947    3/2020       34.5O      1.89     36.39     36.40

# 4                               RENEWAL 4
TPK ASSET MANAGEME         2,048    5/2020       34.49      1.89     36.39     36.40

                       ---------               -------   -------   -------   -------
 6 FY120 EXPIRATIONS      16,945                 34.14      1.87     36.01     36.03
                       ---------               -------   -------   -------   -------
85 CUMULATIVE EXPS       299,953                 24.19      1.29     25.48     25.67

# 1                               RENEWAL 4
JOHNSON MIRMIRAN           4,484   11/2020       34.50      1.89     36.39     36.40

# 17                              RENEWAL 4
Norfolk Southern           2,678    2/2021       35.70      1.93     37.64     37.67

# 8                               RENEWAL 3
PRIME CO                  11,946    4/2021       35.70      1.93     37.63     37.67

# 7                               RENEWAL 3
PRIME CO                   5,628    4/2021       35.70      1.93     37.63     37.67
                       ---------               -------   -------   -------   -------
 4 FY121   EXPIRATIONS    24,736                 35.48      1.92     37.41     37.44
                       ---------               -------   -------   -------   -------
89 CUMULATIVE EXPS       324,689                 25.05      1.34     26.39     26.57

# 6                               RENEWAL 4
MANUFACTURERS LIFE         5,573    8/2022       36.95      2.02     38.97     38.99

# 9                               RENEWAL 4
OHIO CASUALTY INSU         3,748    9/2022       36.95      2.02     38.97     38.99
                       ---------               -------   -------   -------   -------
 2 FY123 EXPIRATIONS       9,321                 36.95      2.02     38.97     38.99
                       ---------               -------   -------   -------   -------
91 CUMULATIVE EXPS       334,010                 25.38      1.36     26.74     26.91

# 2                               RENEWAL 4
NEW ENGLAND LIFE           6,741    7/2023       38.24      2.10     40.34     40.36

# 19                              RENEWAL 4
VACANT                     5,760    8/2023       38.25      2.10     40.35     40.36

# 18                              RENEWAL 5
DRAKE BEAM MORIN           1,315    9/2023       38.24      2.10     40.34     40.36

# 16                              RENEWAL 5
GLOBE LIFE                   535    9/2023       38.24      2.11     40.35     40.36

# 12                              RENEWAL 5
CORNWELL ENTERPRIS         4,607      1/2024     39.58      2.16     41.75     41.77
                       ---------               -------   -------   -------   -------
 5 FY124 EXPIRATIONS      18,958                 38.57      2.12     40.69     40.70
                       ---------               -------   -------   -------   -------
96 CUMULATIVE EXPS       352,968                 26.09      1.40     27.49     27.66

                                       TERM/      BASE               TOTAL    MARKET
       TENANT           SQUARE FT    END DATE   RENT/SF   RECV/SF   RENT/SF   RENT/SF
-------------------     ---------   ---------   -------   -------   -------   -------

# 11                               RENEWAL 5
MICROSOFT                   1,405    6/2024       39.59      2.16     41.75     41.77

# 15                               RENEWAL 5
NORRELL SERVICES            1,452    7/2024       39.59      2.17     41.75     41.77

# 5                                RENEWAL 5
DRAKE BEAM MORIN            5,153   11/2024       39.58      2.17     41.75     41.77

# 13                               RENEWAL 5
ERICSSON                      741    5/2025       40.97      2.23     43.21     43.23

# 14                               RENEWAL 5
LINCOLN FINANCIAL           3,l58    5/2025       40.97      2.23     43.20     43.23
                        ---------               -------   -------   -------   -------
 5 FY125 EXPIRATIONS       11,909                 40.04      2.19     42.23     42.25
                        ---------               -------   -------   -------   -------
101 CUMULATIVE EXPS       364,877                 26.55      1.42     27.97     28.13

# 3                                RENEWAL 5
SIGNET                      1,947    6/2025       40.97      2.23     43.20     43.23

# 10                               RENEWAL 5
HEALTHSOURCE                3,898    6/2025       40.97      2.23     43.20     43.23

# 4                                RENEWAL 5
TPK ASSET MANAGEME          2,048    8/2025       40.97      2.23     43.20     43.23

# 1                                RENEWAL 5
JOHNSON MIRMIRAN            4,484    2/2026       42.40      2.30     44.71     44.75

# 17                               RENEWAL 5
Norfolk Southern            2,678    5/2026       42.40      2.30     44.71     44.75
                        ---------               -------   -------   -------   -------
 5 FY126 EXPIRATIONS       15,055                 41.65      2.27     43.92     43.95
                        ---------               -------   -------   -------   -------
106 CUMULATIVE EXPS       379,932                 27.14      1.46     28.60     28.76

# 7                                RENEWAL 4
PRIME CO                    5,628    7/2026       42.40      2.30     44.71     44.75

# 8                                RENEWAL 4
PRIME CO                   11,946    7/2026       42.40      2.30     44.71     44.75
                        ---------               -------   -------   -------   -------
 2 FY127 EXPIRATIONS       17,574                 42.40      2.30     44.71     44.75
                        ---------               -------   -------   -------   -------
108 CUMULATIVE EXPS       397,506                 27.82      1.49     29.31     29.47

# 6                                RENEWAL 5
MANUFACTURERS LIFE          5,573   11/2027       43.89      2.43     46.32     46.31

# 9                                RENEWAL 5
OHIO CASUALTY INSU          3,748   12/2027       45.42      2.00     47.43     46.31
                        ---------               -------   -------   -------   -------
2 FY128 EXPIRATIONS         9,321                 44.50      2.26     46.77     46.31
                        ---------               -------   -------   -------   -------
110 CUMULATIVE EXPS       406,827                 28.20      1.51     29.71     29.85

                                  ARBORETUM VI
                            PROJECT DESIGNATOR: ARB6
                            REVISION: 7/11/97 @ 23:52
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 7/11/97 @ 23:53

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF ARBORETUM VI BEGINNING 6/1997
FOR 31 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE   -     73,195
THEREAFTER   -  CONSTANT

OCCA
1997  VALUE  -     65,206
1998  VALUE  -     70,809
1999  VALUE  -     69,873
2000  VALUE  -     71,778
2001  VALUE  -     70,865
2002  VALUE  -     69,607
2003  VALUE  -     70,900
2004  VALUE  -     69,388
2005  VALUE  -     67,011
2006  VALUE  -     72,731
2007  VALUE  -     69,726
2008  VALUE  -     69,466
2009  VALUE  -     69,179
2010  VALUE  -     68,134
2011  VALUE  -     71,731
2012  VALUE  -     70,865
2013  VALUE  -     68,456
2014  VALUE  -     70,868
2015  VALUE  -     69,228
2016  VALUE  -     68,355
2017  VALUE  -     70,865
2018  VALUE  -     68,839
2019  VALUE  -     70,809
2020  VALUE  -     69,873
2021  VALUE  -     67,385
2022  VALUE  -     70,865
2023  VALUE  -     69,607
2024  VALUE  -     70,900
2025  VALUE  -     69,388
2026  VALUE  -     67,011
2027  VALUE  -     72,731
THEREAFTER   -  CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE  -        3.50
THEREAFTER  -   CONSTANT

EXP1
1997 VALUE  -        3.50
THEREAFTER  -   CONSTANT

INC3
1997 VALUE  -        3.00
1998 VALUE  -        3.00

THEREAFTER - CONSTANT

INC4
1997 VALUE   -        4.00
1998 VALUE   -        4.00
THEREAFTER   - CONSTANT

INC5
1997 VALUE   -        5.00
1998 VALUE   -        5.00
THEREAFTER   - CONSTANT

CPI3
1997 VALUE   -        5.00
1998 VALUE   -        2.50
THEREAFTER   - CONSTANT

CPI4
1997 VALUE   -        2.75
1998 VALUE   -        2.75
THEREAFTER   - CONSTANT

MARKET RATES
------------

MKT1
1997 VALUE -         16.50
THEREAFTER -   GROWING AT GROWTH RATE INC1

TIRN
 +50.0% OF TINW

TINW
1997 VALUE -          8.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
 +30.0% OF TINW +70.0% OF TIRN

RESR
1997 VALUE -          0.25
THEREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

PROPERTY TAXES      , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        64,812
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       260,028
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES        , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        37,350
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES      , REFERRED TO AS MGMT
AN INFORMATIONAL EXPENSE
1997 VALUE   -     32,266
1998 VALUE   -     34,270
1999 VALUE   -     35,101
2000 VALUE   -     37,359
2001 VALUE   -     38,264
2002 VALUE   -     39,140
2003 VALUE   -     41,333
2004 VALUE   -     41,829
2005 VALUE   -     41,913
2006 VALUE   -     47,704
2007 VALUE   -     47,413
2008 VALUE   -     48,976
2009 VALUE   -     50,513
2010 VALUE   -     51,476
2011 VALUE   -     56,286
2012 VALUE   -     57,664
2013 VALUE   -     57,498
2014 VALUE   -     61,646
2015 VALUE   -     62,280
2016 VALUE   -     63,393
2017 VALUE   -     68,200
2018 VALUE   -     68,455
2019 VALUE   -     72,967
2020 VALUE   -     74,442
2021 VALUE   -     74,020
2022 VALUE   -     80,717
2023 VALUE   -     82,126
2024 VALUE   -     86,533
2025 VALUE   -     87,727
2026 VALUE   -     87,280
2027 VALUE   -     98,202
THEREAFTER   - CONSTANT

Base Year Expense , REFERRED TO AS BASE
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

1997 EXPENSES @ 3%, REFERRED TO AS 973P
AN INFORMATIONAL EXPENSE
1997 VALUE -       394,325
THEREAFTER - GROWING AT GROWTH RATE INC3

1997 OE @ 3%        , REFERRED TO AS 3PER
AN INFORMATIONAL EXPENSE
+100.0% OF BASE-100.0% OF 973P

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -          2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGMT
1997 VALUE -          3.00
THEREAFTER - CONSTANT

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1   -   4.000% OF TOTAL RENT

STANDARD METHOD #2   -   2.000% OF TOTAL RENT

STANDARD METHOD #3   -   2.600% OF TOTAL RENT

STANDARD METHOD #4   -   0.000% OF TOTAL RENT

STANDARD METHOD #5   -   0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METH0D #1  - CASHED OUT

STANDARD METHOD #2  - CASHED OUT

STANDARD METHOD #3  - CASHED OUT

STANDARD METHOD #4  - CASHED OUT

STANDARD METHOD #5  - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE  -        0.00
1998 VALUE  -        0.00
1999 VALUE  -        0.00
2000 VALUE  -        0.00
2001 VALUE  -        0.00
2002 VALUE  -        0.00
2003 VALUE  -        0.00
2004 VALUE  -        0.00
2005 VALUE  -        0.00
2006 VALUE  -        0.00
2007 VALUE  -        0.00
2008 VALUE  -        0.00
2009 VALUE  -        0.00
2010 VALUE  -        0.00
2011 VALUE  -        0.00
THEREAFTER  -  CONSTANT

ALTERATION  PAYOUTS
-------------------

STANDARD METHOD #1   - CASHED OUT

STANDARD METHOD #2   - CASHED OUT

STANDARD METH0D #3   - CASHED OUT

STANDARD METHOD #4   - CASHED OUT

STANDARD METHOD #5   - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

                                                                          PAGE 5
CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

           PERCENT OF       RELATIVE
MONTH     ANNUAL SALES       VOLUME
-----     ------------       --------
 JAN           8.33%           1.00
 FEB           8.33%           1.00
 MAR           8.33%           1.00
 APR           8.33%           1.00
 MAY           8.33%           1.00
 JUN           8.33%           1.00
 JUL           8.33%           1.00
 AUG           8.33%           1.00
 SEP           8.33%           1.00
 OCT           8.33%           1.00
 NOV           8.33%           1.00
 DEC           8.33%           1.00
             ------          ------
TOTALS       100.00%          12.00

GLOBAL RECOVERIES
-----------------

Base Year Expense , REFERRED TO AS BYES
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

NONE

TENANTS
-------

THERE ARE A TOTAL OF 20 LEASEHOLD TENANT(S):

--------------------------------------------------------------------------------

# 1 - JOHNSON MIRMIRAN
BASE LEASE DATES:      11/1996 TO 11/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           4,484
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.74/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH      VACANT    SQ FT   MONTHS OF
TERM   YEARS.MONTHS   MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----   ------------   ------  --------  ---------  -----------  -----------
  1       5.00           3      NONE        NONE         YES          YES
  2       5.00           3      NONE        NONE         YES          YES
  3       5.00           3      NONE        NONE         YES          YES
  4       5.00           3      NONE        NONE         YES          YES
  5       5.00           3      NONE        NONE         YES          YES
  6       5.00           3      NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 2 - NEW ENGLAND LIFE
BASE LEASE DATES:        8/1996 TO 7/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           6,741
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.50/SF/YR
THEREAFTER - GROWING AT   2.00%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 369,999

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1        5.00         3      NONE        NONE         YES           YES
  2        5.00         3      NONE        NONE         YES           YES
  3        5.00         3      NONE        NONE         YES           YES
  4        5.00         3      NONE        NONE         YES           YES
  5        5.00         3      NONE        NONE         YES           YES
  6        5.00         3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 3 - SIGNET
BASE LEASE DATES:        3/1994 TO 3/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,947
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.93/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

1997 OE @ 3%
PRO RATA SHARE RECOVERY OF EXPENSE 3PER
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------

  1      5.00           3      NONE        NONE         YES          YES
  2      5.00           3      NONE        NONE         YES          YES
  3      5.00           3      NONE        NONE         YES          YES
  4      5.00           3      NONE        NONE         YES          YES
  5      5.00           3      NONE        NONE         YES          YES
  6      5.00           3      NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 4 - TPK ASSET MANAGEME
BASE LEASE DATES:        5/1994 TO 5/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           2,048
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.27/SF/YR
THEREAFTER - GROWING AT     3.5O%

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT  COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------  -----------
  1      5.00           3      NONE        NONE         YES          YES
  2      5.00           3      NONE        NONE         YES          YES
  3      5.00           3      NONE        NONE         YES          YES
  4      5.00           3      NONE        NONE         YES          YES
  5      5.00           3      NONE        NONE         YES          YES
  6      5.00           3      NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS: STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 5 - DRAKE BEAM MORIN
BASE LEASE DATES:       7/1993 TO 8/1998
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          5,153
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.00/SF/YR
THEREAFTER - GROWING AT    0.00%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF   5.25/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------  ------  --------  ---------   -----------   -----------
  1        5.00        3      NONE       NONE         YES           YES
  2        5.00        3      NONE       NONE         YES           YES
  3        5.00        3      NONE       NONE         YES           YES
  4        5.00        3      NONE       NONE         YES           YES
  5        5.00        3      NONE       NONE         YES           YES
  6        5.00        3      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 6 - MANUFACTURERS LIFE
BASE LEASE DATES:       9/1996 TO 8/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          5,573
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.15/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

1997 OE @ 3%
PRO RATA SHARE RECOVERY OF EXPENSE 3PER
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT   SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------  ---------   -----------   -----------
  1       5.00          3      NONE       NONE         YES           YES
  2       5.00          3      NONE       NONE         YES           YES
  3       5.00          3      NONE       NONE         YES           YES
  4       5.00          3      NONE       NONE         YES           YES
  5       5.00          3      NONE       NONE         YES           YES
  6       5.00          3      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 7 - PRIME CO
BASE LEASE DATES:       8/1995 TO 7/2005
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          5,628
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    14.85/SF/YR
THEREAFTER - GROWING AT     2.50%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF    369,999

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------  ------  --------   ---------   -----------   -----------

   1       5.00         3      NONE        NONE         YES           YES
   2       5.00         3      NONE        NONE         YES           YES
   3       5.00         3      NONE        NONE         YES           YES
   4       5.00         3      NONE        NONE         YES           YES
   5       5.00         3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 8 - PRIME CO
BASE LEASE DATES:        9/1995 TO 7/2005
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          11,946
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    14.87/SF/YR
THEREAFTER - GROWING AT     2.50%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 369,999

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----  ------------   ------  --------   ---------   -----------  -----------
  1       5.00          3      NONE        NONE         YES           YES
  2       5.00          3      NONE        NONE         YES           YES
  3       5.00          3      NONE        NONE         YES           YES
  4       5.00          3      NONE        NONE         YES           YES
  5       5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS: STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 9 - OHIO CASUALTY INSU
BASE LEASE DATES:        4/1997 TO 9/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,748
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    14.75/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT  COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------  -----------   -----------
  1       5.00          3      NONE       NONE         YES           YES
  2       5.00          3      NONE       NONE         YES           YES
  3       5.00          3      NONE       NONE         YES           YES
  4       5.00          3      NONE       NONE         YES           YES
  5       5.00          3      NONE       NONE         YES           YES
  6       5.00          3      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 10 - HEALTHSOURCE
BASE LEASE DATES:       4/1996 TO 3/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          3,898
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.69/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF      369,999

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------

  1       5.00          3     NONE        NONE         YES           YES
  2       5.00          3     NONE        NONE         YES           YES
  3       5.00          3     NONE        NONE         YES           YES
  4       5.00          3     NONE        NONE         YES           YES
  5       5.00          3     NONE        NONE         YES           YES
  6       5.00          3     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS.   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 11 - MICROSOFT
BASE LEASE DATES:         4/1996 TO 3/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,405
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.01/SF/YR
THEREAFTER - GROWING AT     5.00%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF   369,999

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH    VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE   FREE RENT  COMMISSIONS    ALTERATIONS
----  ------------  ------  --------   ---------  -----------    -----------
  1       5.00         3      NONE        NONE         YES           YES
  2       5.00         3      NONE        NONE         YES           YES
  3       5.00         3      NONE        NONE         YES           YES

  4       5.00         3      NONE        NONE         YES           YES
  5       5.00         3      NONE        NONE         YES           YES
  6       5.00         3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 12 - CORNWELL ENTERPRIS
BASE LEASE DATES:        5/1997 TO 10/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          4,607
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    17.88/SF/YR
THEREAFTER - GROWING AT     0.00%

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT     SQ FT   MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------   --------  ---------   -----------   -----------
  1       5.00          3       NONE        NONE         YES          YES
  2       5.00          3       NONE        NONE         YES          YES
  3       5.00          3       NONE        NONE         YES          YES
  4       5.00          3       NONE        NONE         YES          YES
  5       5.00          3       NONE        NONE         YES          YES
  6       5.00          3       NONE        NONE         YES          YES
  7       5.00          3       NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 13 - ERICSSON

BASE LEASE DATES:        3/1996 TO 2/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             741
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.23/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

Base Year Expense
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 369,999

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1        5.00          3      NONE        NONE         YES           YES
  2        5.00          3      NONE        NONE         YES           YES
  3        5.00          3      NONE        NONE         YES           YES
  4        5.00          3      NONE        NONE         YES           YES
  5        5.00          3      NONE        NONE         YES           YES
  6        5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 14 - LINCOLN FINANCIAL
BASE LEASE DATES:        3/1993 TO 2/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,158
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.66/SF/YR
THEREAFTER - GROWING AT     5.00%

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH      VACANT     SQ FT    MONTHS OF
TERM  YEARS.MONTHS    MONTHS   INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------    ------   --------   ---------   -----------   -----------

  1        5.00          3       NONE        NONE         YES           YES
  2        5.00          3       NONE        NONE         YES           YES
  3        5.00          3       NONE        NONE         YES           YES
  4        5.00          3       NONE        NONE         YES           YES
  5        5.00          3       NONE        NONE         YES           YES
  6        5.00          3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:     STANDARD METHOD #3
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE TIWA
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 15 - NORRELL SERVICES
BASE LEASE DATES:        5/1993 TO 4/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           1,452
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -   14.76/SF/YR
THEREAFTER -   GROWING AT     3.00%

RECOVERIES:

1997 OE @ 3%
PRO RATA SHARE RECOVERY OF EXPENSE 3PER
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        5.00          3      NONE        NONE         YES           YES
 2        5.00          3      NONE        NONE         YES           YES
 3        5.00          3      NONE        NONE         YES           YES
 4        5.00          3      NONE        NONE         YES           YES
 5        5.00          3      NONE        NONE         YES           YES
 6        5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:     STANDARD METHOD #3
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE TIWA
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 16 - GLOBE LIFE
BASE LEASE DATES:        7/1994 TO 6/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:             535
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    14.58/SF/YR
THEREAFTER - GROWING AT     0.00%

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------  ---------   -----------   -----------
 1        5.00          3      NONE       NONE         YES           YES
 2        5.00          3      NONE       NONE         YES           YES
 3        5.00          3      NONE       NONE         YES           YES
 4        5.00          3      NONE       NONE         YES           YES
 5        5.00          3      NONE       NONE         YES           YES
 6        5.00          3      NONE       NONE         YES           YES
 7        5.00          3      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 17 - Norfolk Southern
BASE LEASE DATES:        3/1997 TO 2/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          2,678
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.75/SF/YR

THEREAFTER - GROWING AT     4.00%

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT   SQ FT     MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----  ------------   ------  --------   ---------   -----------  -----------
  1       5.00          3      NONE        NONE         YES           YES
  2       5.00          3      NONE        NONE         YES           YES
  3       5.00          3      NONE        NONE         YES           YES
  4       5.00          3      NONE        NONE         YES           YES
  5       5.00          3      NONE        NONE         YES           YES
  6       5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 18 - DRAKE BEAM MORIN
BASE LEASE DATES:        1/1996 TO 6/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          1,315
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    16.50/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT   SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE  FREE RENT    COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        5.00          3      NONE         NONE         YES           YES
 2        5.00          3      NONE         NONE         YES           YES
 3        5.00          3      NONE         NONE         YES           YES
 4        5.00          3      NONE         NONE         YES           YES
 5        5.00          3      NONE         NONE         YES           YES
 6        5.00          3      NONE         NONE         YES           YES
 7        5.00          3      NONE         NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 19 - VACANT
BASE LEASE DATES:         9/1997 TO 8/2002
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           5,760
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE MKT1
THEREAFTER - GROWING AT GROWTH RATE INC3

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE TINW
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH     VACANT     SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS   INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------  ------   --------  ---------   -----------   -----------
  1       5.00          3      NONE       NONE         YES           YES
  2       5.00          3      NONE       NONE         YES           YES
  3       5.00          3      NONE       NONE         YES           YES
  4       5.00          3      NONE       NONE         YES           YES
  5       5.00          3      NONE       NONE         YES           YES
  6       5.00          3      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 20 - CONFERENCE ROOM

BASE LEASE DATES:     7/1995 TO 6/2060
TYPE OF TENANT:       OFFICE
SQUARE FOOTAGE:          378
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE

                                  ARBORETUM VII
                            PROJECT DESIGNATOR: ARB7
                            REVISION: 7/11/97 @ 23:53
                                 TENANT REGISTER
                                 7/11/97 @ 23:54

                  TENANT                  SQUARE FEET    BEGIN DATE    END DATE
--------------------------------------    -----------    ----------    --------
  # 1 - CELLULAR ONE                           20,577      10/1991       7/1997
  # 2 - DUBOY ADVERTISING                       3,117       2/1992       2/2002
  # 3 - BF SAUL                                 3,017       2/1994       8/1999
  # 4 - VACANT                                  1,111       8/1997       7/2002
  # 5 - BF Saul Expansion                       2,969       9/1996       8/1999
                                          -----------
          5 TENANTS                            30,791
                                          ===========

                                  ARBORETUM VII
                            PROJECT DESIGNATOR: ARB7
                           REVISION: 7/11/97 @ 23:53
                            AVERAGE OCCUPANCY REPORT
                                 FOR ALL TENANTS
                                7/11/97 @ 23:54

                         1997       1998      1999        2000      2001        2002       2003       2004      2005
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
JANUARY                  29,680     30,791     30,791     30,791     30,791     30,791     10,214     30,791     24,805
FEBRUARY                 29,680     30,791     30,791     30,791     30,791     30,791     30,791     30,791     24,805
MARCH                    29,680     30,791     30,791     30,791     30,791     27,674     30,791     30,791     30,791
APRIL                    29,680     30,791     30,791     30,791     30,791     27,674     30,791     30,791     30,791
MAY                      29,680     30,791     30,791     30,791     30,791     27,674     30,791     30,791     30,791
JUNE                     29,680     30,791     30,791     30,791     30,791     30,791     30,791     30,791     30,791
JULY                     29,680     30,791     30,791     30,791     30,791     30,791     30,791     30,791     30,791
AUGUST                   10,214     30,791     30,791     30,791     30,791     29,680     30,791     30,791     30,791
SEPTEMBER                10,214     30,791     24,805     30,791     30,791     29,680     30,791     30,791     30,791
OCTOBER                  10,214     30,791     24,805     30,791     30,791     29,680     30,791     30,791     30,791
NOVEMBER                 30,791     30,791     24,805     30,791     30,791     10,214     30,791     30,791     30,791
DECEMBER                 30,791     30,791     30,791     30,791     30,791     10,214     30,791     24,805     30,791
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AVERAGE SF
 OCCUPIED-OCCA           24,999     30,791     29,295     30,791     30,791     26,305     29,076     30,292     29,793

TOTAL SF-NRA             24,999     30,791     29,295     30,791     30,791     26,305     29,076     30,292     29,793
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OCCUPANCY %              100.00     100.00     100.00     100.00     100.00     100.00     100.00     100.00     100.00
                     ========== ========== ========== ========== ========== ========== ========== ========== ==========

                         2006       2007       2O08       2009       2010       2011       2012       2013       2014
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
JANUARY                  30,791     30,791     29,680     30,791     30,791     30,791     30,791     30,791     30,791
FEBRUARY                 30,791     30,791     10,214     30,791     30,791     30,791     30,791     29,680     30,791
MARCH                    30,791     30,791     10,214     30,791     24,805     30,791     30,791     29,680     30,791
APRIL                    30,791     30,791     10,214     30,791     24,805     30,791     30,791     29,680     30,791
MAY                      30,791     30,791     30,791     30,791     24,805     30,791     30,791     10,214     30,791
JUNE                     30,791     27,674     30,791     30,791     30,791     30,791     30,791     10,214     30,791
JULY                     30,791     27,674     30,791     30,791     30,791     30,791     30,791     10,214     30,791
AUGUST                   30,791     27,674     30,791     30,791     30,791     30,791     30,791     30,791     30,791
SEPTEMBER                30,791     30,791     30,791     30,791     30,791     30,791     27,674     30,791     30,791
OCTOBER                  30,791     30,791     30,791     30,791     30,791     30,791     27,674     30,791     30,791
NOVEMBER                 30,791     29,680     30,791     30,791     30,791     30,791     27,674     30,791     30,791
DECEMBER                 30,791     29,680     30,791     30,791     30,791     30,791     30,791     30,791     30,791
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AVERAGE SF
OCCUPIED-OCCA            30,791     29,827     25,554     30,791     29,295     30,791     30,012     25,369     30,791

TOTAL SF-NRA             30,791     29,827     25,554     30,791     29,295     30,791     30,012     25,369     30,791
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OCCUPANCY %              100.00     100.00     100.00     100.00     100.00     100.00     100.00     100.00     100.00
                     ========== ========== ========== ========== ========== ========== ========== ========== ==========

                        2015        2016       2017       2018       2019       2020      2021        2022       2023
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
JANUARY                  30,791     30,791     30,791     27,674     30,791     30,791     30,791     30,791     30,791
FEBRUARY                 30,791     30,791     30,791     27,674     30,791     30,791     30,791     30,791     30,791
MARCH                    30,791     30,791     30,791     30,791     30,791     30,791     30,791     30,791     27,674
APRIL                    30,791     30,791     30,791     30,791     30,791     30,791     30,791     30,791     27,674
MAY                      30,791     30,791     30,791     29,680     30,791     30,791     30,791     30,791     27,674
JUNE                     24,805     30,791     30,791     29,680     30,791     30,791     30,791     30,791     30,791
JULY                     24,805     30,791     30,791     29,680     30,791     30,791     30,791     30,791     30,791
AUGUST                   24,805     30,791     30,791     10,214     30,791     30,791     30,791     30,791     29,680
SEPTEMBER                30,791     30,791     30,791     10,214     30,791     24,805     30,791     30,791     29,680
OCTOBER                  30,791     30,791     30,791     10,214     30,791     24,805     30,791     30,791     29,680
NOVEMBER                 30,791     30,791     30,791     30,791     30,791     24,805     30,791     30,791     10,214
DECEMBER                 30,791     30,791     27,674     30,791     30,791     30,791     30,791     30,791     10,214
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

AVERAGE SF
 OCCUPIED-OCCA           29,295     30,791     30,531     24,850     30,791     29,295     30,791     30,791     26,305

TOTAL SF-NRA             29,295     30,791     30,531     24,850     30,791     29,295     30,791     30,791     26,305
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OCCUPANCY %              100.00     100.00     100.00     100.00     100.00     100.00     100.00     100.00     100.00
                     ========== ========== ========== ========== ========== ========== ========== ========== ==========

                         2024       2025       2026       2027
                      ---------- ---------- ---------- ----------
JANUARY                   10,214     30,791     24,805     30,791
FEBRUARY                  30,791     30,791     24,805     30,791
MARCH                     30,791     30,791     30,791     30,791
APRIL                     30,791     30,791     30,791     30,791
MAY                       30,791     30,791     30,791     30,791
JUNE                      30,791     30,791     30,791     30,791
JULY                      30,791     30,791     30,791     30,791
AUGUST                    30,791     30,791     30,791     30,791
SEPTEMBER                 30,791     30,791     30,791     30,791
OCTOBER                   30,791     30,791     30,791     30,791
NOVEMBER                  30,791     30,791     30,791     30,791
DECEMBER                  30,791     24,805     30,791     30,791
                      ---------- ---------- ---------- ----------
AVERAGE SF
 OCCUPIED-OCCA            29,076     30,292     29,793     30,791

TOTAL SF-NRA              29,076     30,292     29,793     30,791
                      ---------- ---------- ---------- ----------
OCCUPANCY %               100.00     100.00     100.00     100.00
                      ========== =========  ========== ==========

                                  ARBORETUM VII
                            PROJECT DESIGNATOR: ARB7
                            REVISION: 7/11/97 @ 23:54
                             RENT ROLL AS OF 7/1997
                               (FISCAL YEAR BASIS)
                                 7/11/97 @ 23:54

         TENANT/
LEASE TYPE AND DATES/  BASE RENT/  OVERAGE/  SALES(000)/ RECOVERIES/  REVENUE/
      SQUARE FEET        PER SF      PER SF    PER SF      PER SF      PER SF
---------------------- ---------- ---------- ----------  ----------  ----------

# 1
CELLULAR ONE
BASE LEASE 10/91- 7/97    199,460          0          0       2,383    201,843
             20,577 SF       9.69       0.00       0.00        0.12       9.81

# 2
DUBOY ADVERTISING
BASE LEASE 2/92- 2/02      47,168          0          0           0     47,168
             3,117 SF       15.13       0.00       0.00        0.00      15.13

# 3
BF SAUL
BASE LEASE 2/94- 8/99      39,949          0          0         300     40,249
             3,017 SF       13.24       0.00       0.00        0.10      13.34

# 5
BF Saul Expansion
BASE LEASE 9/96- 8/99      39,010          0          0         295     39,305
             2,969 SF       13.14       0.00       0.00        0.10      13.24
                       ---------- ---------- ----------  ---------- ----------
               TOTALS     325,587          0          0       2,978    328,565
            29,680 SF       10.97       0.00       0.00        0.10      11.07
                       ========== ========== ==========  ========== ==========

                                  ARBORETUM VII
                            PROJECT DESIGNATOR: ARB7
                            REVISION: 7/11/97 @ 23:54
                                EXPIRATION REPORT
                        YEARS 1998 TO 2028, ALL TENANTS,
                     INCLUDING OPTIONS, INCLUDING RENEWALS,
                    EXCLUDING BASE LEASES AND PRIOR OPTIONS,
                      BASE RENTS INCLUDING CPI ADJUSTMENTS,
                           INCLUDING PERCENTAGE RENTS
                                 7/11/97 @ 23:54

                                     TERM/   BASE               TOTAL    MARKET
     TENANT           SQUARE FT   END DATE  RENT/SF  RECV/SF   RENT/SF   RENT/SF
-------------------   ---------  ---------  -------  -------   -------   -------

# 1                               INITIAL
CELLULAR ONE             20,577    7/1997     12.66     0.00     12.66     13.00

                      ---------             -------  -------   -------   -------
1 FY 98 EXPIRATIONS      20,577               12.66     0.00     12.66     13.00

# 3                               INITIAL
BF SAUL                   3,017    8/1999     13.74     0.19     13.93     13.93

# 5                               INITIAL
BF Saul Expansion         2,969    8/1999     13.63     0.19     13.82     13.93
                      ---------             -------  -------   -------   -------
 2 FY100 EXPIRATIONS      5,986               13.69     0.19     13.88     13.93
                      ---------             -------  -------   -------   -------
3 CUMULATIVE EXPS        26,563               12.89     0.04     12.93     13.21

# 2                               INITIAL
DUBOY ADVERTISING         3,117    2/2002     16.90     0.00     16.90     15.44
                      ---------             -------  -------   -------   -------
 1 FY102 EXPIRATIONS      3,117               16.90     0.00     16.90     15.44
                      ---------             -------  -------   -------   -------
 4 CUMULATIVE EXPS       29,680               13.31     0.04     13.35     13.44

# 4                               INITIAL
VACANT                    1,111    7/2002     14.64     0.93     15.56     15.44

# 1                              RENEWAL 1
CELLULAR ONE             20,577   10/2002     14.63     0.93     15.56     15.44
                      ---------             -------  -------   -------   -------
 2 FY103 EXPIRATIONS     21,688               14.63     0.93     15.56     15.44
                      ---------             -------  -------   -------   -------
 6 CUMULATIVE EXPS       51,368               13.87     0.41     14.28     14.29

#  3                             RENEWAL 1
BF SAUL                   3,017   11/2004     15.68     0.96     16.63     16.54

# 5                              RENEWAL 1
BF Saul Expansion         2,969   11/2004     15.67     0.96     16.63     16.54
                      ---------             -------  -------   -------   -------
 2 FY105 EXPIRATIONS      5,986               15.67     0.96     16.63     16.54
                      ---------             -------  -------   -------   -------
 8 CUMULATIVE EXPS       57,354               14.06     0.47     14.53     14.52

# 2                              RENEWAL 1
DUBOY ADVERTISING         3,117    5/2007     17.38     1.11     18.49     18.34
                      ---------             -------  -------   -------   -------

                                   TERM/      BASE               TOTAL   MARKET
     TENANT          SQUARE FT   END DATE   RENT/SF   RECV/SF  RENT/SF   RENT/SF
-------------------  ---------   ---------  -------   -------  -------   -------
1 FY107 EXPIRATIONS      3,117                17.38      1.11    18.49     18.34
                     ---------              -------   -------  -------   -------
9 CUMULATIVE EXPS       60,471                14.23      0.50    14.73     14.72

# 4                              RENEWAL 1
VACANT                   1,111    10/2007     17.38      1.11    18.49     18.34

# 1                              RENEWAL 2
CELLULAR ONE            20,577     1/2008     17.99      1.02    19.01     18.98
                     ---------              -------   -------  -------   -------
 2 FY108 EXPIRATIONS    21,688                17.95      1.03    18.98     18.95
                     ---------              -------   -------  -------   -------
11 CUMULATIVE EXPS      82,159                15.21      0.64    15.85     15.83

# 3                              RENEWAL 2
BF SAUL                  3,017     2/2010     19.27      1.15    20.42     20.33

# 5                              RENEWAL 2
BF Saul Expansion        2,969     2/2010     19.27      1.15    20.42     20.33
                     ---------              -------   -------  -------   -------
 2 FY110 EXPIRATIONS     5,986                19.27      1.15    20.42     20.33
                     ---------              -------   -------  -------   -------
13 CUMULATIVE EXPS      88,145                15.49      0.68    16.16     16.14

# 2                              RENEWAL 2
DUBOY ADVERTISING        3,117     8/2012     20.64      1.25    21.89     21.78

# 4                              RENEWAL 2
VACANT                   1,111     1/2013     21.36      1.27    22.64     22.54

# 1                              RENEWAL 3
CELLULAR ONE            20,577     4/2013     21.36      1.27    22.63     22.54
                     ---------              -------   -------  -------   -------
 3 FY113 EXPIRATIONS    24,805                21.27      1.27    22.54     22.45
                     ---------              -------   -------  -------   -------
16 CUMULATIVE EXPS     112,950                16.76      0.81    17.56     17.52

# 3                              RENEWAL 3
BF SAUL                  3,017     5/2015     22.88      1.38    24.26     24.15

# 5                              RENEWAL 3
BF Saul Expansion        2,969     5/2015     22.88      1.38    24.26     24.15

                     ---------              -------   -------  -------   -------
 2 FY115 EXPIRATIONS     5,986                22.88      1.38    24.26     24.15
                     ---------              -------   -------  -------   -------
18 CUMULATIVE EXPS     118,936                17.07      0.84    17.90     17.86

# 2                              RENEWAL 3
DUBOY ADVERTISING        3,117    11/2017     24.51      1.49    26.00     25.87

# 4                              RENEWAL 3
VACANT                   1,111     4/2018     25.37      1.50    26.87     26.77
                     ---------              -------   -------  -------   -------

                                   TERM/     BASE                TOTAL   MARKET
     TENANT           SQUARE FT  END DATE   RENT/SF   RECV/SF   RENT/SF  RENT/SF
-------------------   ---------  ---------  -------   -------   -------  -------
 2 FY118 EXPIRATIONS      4,228               24.74      1.49     26.23    26.11
                      ---------             -------   -------   -------  -------
20 CUMULATIVE EXPS      123,164               17.33      0.86     18.19    18.14

# 1                              RENEWAL 4
CELLULAR ONE             20,577     7/2018    25.37      1.50     26.87    26.77
                      ---------             -------   -------   -------  -------
 1 FY119 EXPIRATIONS     20,577               25.37      1.50     26.87    26.77
                      ---------             -------   -------   -------  -------
21 CUMULATIVE EXPS      143,741               18.48      0.95     19.43    19.38

# 3                              RENEWAL 4
BF SAUL                   3,017     8/2020    27.18      1.64     28.82    28.68

# 5                              RENEWAL 4
BF Saul Expansion         2,969     8/2020    27.18      1.64     28.81    28.68
                      ---------             -------   -------   -------  -------
 2  FY121 EXPIRATIONS     5,986               27.18      1.64     28.82    28.68
                      ---------             -------   -------   -------  -------
23 CUMULATIVE EXPS      149,727               18.83      0.98     19.81    19.75

# 2                              RENEWAL 4
DUBOY ADVERTISING         3,117     2/2023    30.13      1.84     31.97    31.80
                      ---------             -------   -------   -------  -------
 1 FY123 EXPIRATIONS      3,117               30.13      1.84     31.97    31.80
                      ---------             -------   -------   -------  -------
24 CUMULATIVE EXPS      152,844               19.06      1.00     20.05    19.99

# 4                              RENEWAL 4
VACANT                    1,111     7/2023    30.14      1.84     31.97    31.80

# 1                              RENEWAL 5
CELLULAR ONE             20,577    10/2023    30.13      1.84     31.97    31.80
                      ---------             -------   -------   -------  -------
 2 FY124 EXPIRATIONS     21,688               30.13      1.84     31.97    31.80
                      ---------             -------   -------   -------  -------
26 CUMULATIVE EXPS      174,532               20.44      1.10     21.54    21.46

#  3                             RENEWAL 5
BF SAUL                   3,017    11/2025    32.28      1.98     34.26    34.06

#  5                             RENEWAL 5
BF Saul Expansion         2,969    11/2025    32.28      1.98     34.26    34.06
                      ---------             -------   -------   -------  -------
 2  FY126 EXPIRATIONS     5,986               32.28      1.98     34.26    34.06
                      ---------             -------   -------   -------  -------
28 CUMULATIVE EXPS      180,518               20.83      1.13     21.96    21.88

                                  ARBORETUM VII
                            PROJECT DESIGNATOR: ARB7
                            REVISION: 7/11/97 @ 23:54
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 7/11/97 @ 23:54

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF ARBORETUM VII BEGINNING 6/1997
FOR 31 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE  -     24,999
1998 VALUE  -     30,791
1999 VALUE  -     29,295
2000 VALUE  -     30,791
2001 VALUE  -     30,791
2002 VALUE  -     26,305
2003 VALUE  -     29,076
2004 VALUE  -     30,292
2005 VALUE  -     29,793
2006 VALUE  -     30,791
2007 VALUE  -     29,827
2008 VALUE  -     25,554
2009 VALUE  -     30,791
2010 VALUE  -     29,295
2011 VALUE  -     30,791
2012 VALUE  -     30,012
2013 VALUE  -     25,369
2014 VALUE  -     30,791
2015 VALUE  -     29,295
2016 VALUE  -     30,791
2017 VALUE  -     30,531
2018 VALUE  -     24,850
2019 VALUE  -     30,791
2020 VALUE  -     29,295
2021 VALUE  -     30,791
2022 VALUE  -     30,791
2023 VALUE  -     26,305
2024 VALUE  -     29,076
2025 VALUE  -     30,292
2026 VALUE  -     29,793
2027 VALUE  -     30,791
THEREAFTER  - CONSTANT

OCCA
1997 VALUE  -     24,999
1998 VALUE  -     30,791
1999 VALUE  -     29,295
2000 VALUE  -     30,791
2001 VALUE  -     30,791
2002 VALUE  -     26,305
2003 VALUE  -     29,076
2004 VALUE  -     30,292
2005 VALUE  -     29,793
2006 VALUE  -     30,791
2007 VALUE  -     29,827
2008 VALUE  -     25,554
2009 VALUE  -     30,791
2010 VALUE  -     29,295
2011 VALUE  -     30,791
2012 VALUE  -     30,012
2013 VALUE  -     25,369
2014 VALUE  -     30,791

2015 VALUE  -      29,295
2016 VALUE  -      30,791
2017 VALUE  -      30,531
2018 VALUE  -      24,85O
2019 VALUE  -      30,791
2020 VALUE  -      29,295
2021 VALUE  -      30,791
2022 VALUE  -      30,791
2023 VALUE  -      26,305
2024 VALUE  -      29,076
2025 VALUE  -      30,292
2026 VALUE  -      29,793
2027 VALUE  -      30,791
THEREAFTER  - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE -        3.50
THEREAFTER -  CONSTANT

EXP1
1997 VALUE  -       3.50
THEREAFTER  - CONSTANT

INC3
1997 VALUE  -       3.00
1998 VALUE  -       3.00
THEREAFTER  - CONSTANT

INC4
1997 VALUE  -       4.00
1998 VALUE  -       4.00
THEREAFTER  - CONSTANT

INC5
1997 VALUE  -       5.00
1998 VALUE  -       5.00
THEREAFTER  - CONSTANT

CPI3
1997 VALUE  -       2.50
1998 VALUE  -       2.50
THEREAFTER  - CONSTANT

CPI4
1997 VALUE  -       2.75
1998 VALUE  -       2.75
THEREAFTER  - CONSTANT

MARKET RATES
------------

MKT1
1997 VALUE -       13.00
THEREAFTER -  GROWING AT GROWTH RATE INC1

TIRN
 +50.0% OF TINW

TINW
1997 VALUE -        6.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA

                                                                          PAGE 3
 +30.0% OF TINW +70.0% OF TIRN

RESR
1997 VALUE -          0.25
THEREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

PROPERTY TAXES       , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       25,115
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       92,716
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES        , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       15,744
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES     , REFERRED TO AS MGMT
AN INFORMATIONAL EXPENSE
1997 VALUE   -      8,431
1998 VALUE   -     12,316
1999 VALUE   -     12,143
2000 VALUE   -     13,230
2001 VALUE   -     13,765
2002 VALUE   -     12,004
2003 VALUE   -     13,651
2004 VALUE   -     14,814
2005 VALUE   -     15,148
2006 VALUE   -     16,310
2007 VALUE   -     16,413
2008 VALUE   -     14,272
2009 VALUE   -     17,896
2010 VALUE   -     17,628
2011 VALUE   -     19,281
2012 VALUE   -     19,548
2013 VALUE   -     16,802
2014 VALUE   -     21,103
2015 VALUE   -     20,814
2016 VALUE   -     22,736
2017 VALUE   -     23,476
2018 VALUE   -     19,585
2019 VALUE   -     24,956
2020 VALUE   -     24,653
2021 VALUE   -     26,889
2022 VALUE   -     28,014
2023 VALUE   -     24,641
2024 VALUE   -     28,117
2025 VALUE   -     30,511
2026 VALUE   -     31,198
2027 VALUE   -     33,590
THEREAFTER   - CONSTANT

Base Year Expense , REFERRED TO AS BASE
AN INFORMATIONAL EXPENSE

+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

1997 INCREASE @ 3%, REFERRED TO AS 3EXP
AN INFORMATIONAL EXPENSE
1997 VALUE -      140,754
THEREAFTER - GROWING AT GROWTH RATE INC3

3% INCREASE        , REFERRED TO AS 3PER
AN INFORMATIONAL EXPENSE
+100.0% OF BASE-100.0% OF 3EXP

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -        2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGMT
1997 VALUE -        3.00
THEREAFTER - CONSTANT

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 -   4.000% OF TOTAL RENT

STANDARD METHOD #2 -   2.000% OF TOTAL RENT

STANDARD METHOD #3 -   2.600% OF TOTAL RENT

STANDARD METHOD #4 -   0.000% OF TOTAL RENT

STANDARD METHOD #5  -  0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1  - CASHED OUT

STANDARD METHOD #2  - CASHED OUT

STANDARD METHOD #3  - CASHED OUT

STANDARD METHOD #4  - CASHED OUT

STANDARD METHOD #5  - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE -        0.00
1998 VALUE -        0.00
1999 VALUE -        0.00
2000 VALUE -        0.00
2001 VALUE -        0.00

2002 VALUE  -        0.00
2003 VALUE  -        0.00
2004 VALUE  -        0.00
2005 VALUE  -        0.00
2006 VALUE  -        0.00
2007 VALUE  -        0.00
2008 VALUE  -        0.00
2009 VALUE  -        0.00
2010 VALUE  -        0.00
2011 VALUE  -        0.00
THEREAFTER  - CONSTANT

ALTERATION  PAYOUTS
------------------

STANDARD METHOD #1   - CASHED OUT

STANDARD METHOD #2   - CASHED OUT

STANDARD METHOD #3   - CASHED OUT

STANDARD METHOD #4   - CASHED OUT

STANDARD METHOD #5   - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE


SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

          PERCENT OF       RELATIVE
MONTH    ANNUAL SALES        VOLUME
-----    ------------       --------
JAN           8.33%            1.00
FEB           8.33%            1.00
MAR           8.33%            1.00
APR           8.33%            1.00

 MAY                8.33%              1.00
 JUN                8.33%              1.00
 JUL                8.33%              1.00
 AUG                8.33%              1.00
 SEP                8.33%              1.00
 OCT                8.33%              1.00
 NOV                8.33%              1.00
 DEC                8.33%              1.00
                 -------            -------
TOTALS            100.00%             12.00

GLOBAL RECOVERIES
-----------------

Base Year Expense , REFERRED TO AS BYES
PRO RATA SHARE RECOVERY OF EXPENSE BASE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

NONE

TENANTS
-------

THERE ARE A TOTAL OF      5 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - CELLULAR ONE
BASE LEASE DATES:            10/1991 TO 7/1997
TYPE OF TENANT:                OFFICE
SQUARE FOOTAGE:                20,577
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -        12.66/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT     SQ FT   MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE  FREE RENT   COMMISSIONS  ALTERATIONS
----  ------------   ------   --------  ---------   -----------  -----------

   1       5.00          3       NONE       NONE         YES           YES
   2       5.00          3       NONE       NONE         YES           YES
   3       5.00          3       NONE       NONE         YES           YES
   4       5.00          3       NONE       NONE         YES           YES
   5       5.00          3       NONE       NONE         YES           YES
   6       5.00          3       NONE       NONE         YES           YES
   7       5.00          3       NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

BYES
GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  2 - DUBOY ADVERTISING
BASE LEASE DATES:        2/1992 TO 2/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,117
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.02/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS    ALTERATIONS
----  ------------   ------  --------   ---------   -----------    -----------
   1       5.00          3       NONE       NONE         YES           YES
   2       5.00          3       NONE       NONE         YES           YES
   3       5.00          3       NONE       NONE         YES           YES
   4       5.00          3       NONE       NONE         YES           YES
   5       5.00          3       NONE       NONE         YES           YES
   6       5.00          3       NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS: STANDARD METHOD #3
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 3 - BF SAUL
BASE LEASE DATES:       2/1994 TO 8/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          3,017
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    12.95/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

3% INCREASE
PRO RATA SHARE RECOVERY OF EXPENSE 3PER
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------  ---------   -----------   -----------
  1        5.00         3       NONE       NONE         YES           YES
  2        5.00         3       NONE       NONE         YES           YES
  3        5.00         3       NONE       NONE         YES           YES
  4        5.00         3       NONE       NONE         YES           YES
  5        5.00         3       NONE       NONE         YES           YES
  6        5.00         3       NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:   STANDARD METHOD #3
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 4 - VACANT
BASE LEASE DATES:       8/1997 TO 7/2002
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          1,111
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE MKT1
THEREAFTER - GROWING AT GROWTH RATE INC3

RECOVERIES:

BYES
GLOBAL GROUPING
GLOBAL RECOVERY BYES

COMMISSIONS: STANDARD METHOD #1
PAYOUT:      CASHED OUT

ALTERATIONS: MARKET RATE TINW
PAYOUT:      CASHED OUT

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1        5.00          3      NONE        NONE         YES           YES
  2        5.00          3      NONE        NONE         YES           YES
  3        5.00          3      NONE        NONE         YES           YES
  4        5.00          3      NONE        NONE         YES           YES
  5        5.00          3      NONE        NONE         YES           YES
  6        5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 5 - BP Saul Expansion
BASE LEASE DATES:         9/1996 TO 8/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,969
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    12.85/SF/YR
THEREAFTER -  GROWING AT    3.00%

RECOVERIES:

3% INCREASE
PRO RATA SHARE RECOVERY OF EXPENSE 3PER
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH      VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------  ------  --------   ---------   -----------   -----------
  1       5.00         3      NONE        NONE        YES           YES

  2        5.00        3      NONE        NONE        YES           YES
  3        5.00        3      NONE        NONE        YES           YES
  4        5.00        3      NONE        NONE        YES           YES
  5        5.00        3      NONE        NONE        YES           YES
  6        5.00        3      NONE        NONE        YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY BYES

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT